                                                                   EXHIBIT 10.4



                                CREDIT AGREEMENT

                                  by and among

                              ATRIUM CORPORATION,

                            ATRIUM COMPANIES, INC.,

                            THE BANKS PARTIES HERETO


                                      and


                             BANKERS TRUST COMPANY,
                                    as AGENT


                       ----------------------------------


                         Dated as of November 27, 1996

                       ----------------------------------


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                               TABLE OF CONTENTS

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SECTION 1.        AMOUNT AND TERMS OF CREDIT......................................................................1
         1.01     The Commitments.................................................................................1
         1.02     Minimum Amount of Each Borrowing................................................................2
         1.03     Notice of Borrowing.............................................................................2
         1.04     Disbursement of Funds...........................................................................2
         1.05     Notes...........................................................................................3
         1.06     Conversions.....................................................................................3
         1.07     Pro Rata Borrowings.............................................................................4
         1.08     Interest........................................................................................4
         1.09     Interest Periods................................................................................5
         1.10     Increased Costs; Illegality; etc................................................................6
         1.11     Compensation....................................................................................8
         1.12     Change of Lending Office........................................................................8
         1.13     Replacement of Banks............................................................................8

SECTION 2.        LETTERS OF CREDIT...............................................................................9
         2.01     Letters of Credit..............................................................................10
         2.02     Letter of Credit Requests......................................................................11
         2.03     Letter of Credit Participations................................................................11
         2.04     Agreement to Repay Letter of Credit Drawings...................................................13
         2.05     Increased Costs................................................................................14

SECTION 3.        COMMITMENT COMMISSION; FEES; REDUCTIONS OF COMMITMENT..........................................15
         3.01     Fees...........................................................................................15
         3.02     Voluntary Termination of Unutilized Commitments................................................16
         3.03     Mandatory Reduction of Commitments.............................................................16

SECTION 4.        PREPAYMENTS; PAYMENTS; TAXES...................................................................17
         4.01     Voluntary Prepayments..........................................................................17
         4.02     Mandatory Repayments and Commitment Reductions.................................................17
         4.03     Method and Place of Payment....................................................................21
         4.04     Net Payments...................................................................................21

SECTION 5.        CONDITIONS PRECEDENT TO INITIAL CREDIT EVENTS..................................................23
         5.01     Execution of Agreement; Revolving Notes........................................................23
         5.02     Fees; etc......................................................................................24
         5.03     Opinions of Counsel............................................................................24
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         5.04     Corporate Documents; Proceedings; etc..........................................................24
         5.05     Employee Benefit Plans; Shareholders' Agreements; Management Agreements;
                  Collective Bargaining Agreements; Existing Debt Agreements; Tax Sharing
                  Agreements.....................................................................................24
         5.06     Capital Contributions; Stock Repurchase; etc...................................................25
         5.07     Refinancing of Existing Credit Agreement.......................................................26
         5.08     Environmental Indemnity Agreement..............................................................26
         5.09     Pledge Agreement...............................................................................27
         5.10     Security Agreement.............................................................................27
         5.11     Subsidiary Guaranty............................................................................27
         5.12     Mortgages; Title Insurance; Surveys; Etc.......................................................28
         5.13     Consent Letter.................................................................................28
         5.14     Adverse Change, etc............................................................................28
         5.15     Litigation.....................................................................................29
         5.16     Solvency Certificate; Environmental Analyses; Insurance........................................29
         5.17     Pro Forma Balance Sheet........................................................................30
         5.18     Officer's Certificate..........................................................................30

SECTION 6.        CONDITIONS PRECEDENT TO ALL CREDIT EVENTS......................................................30
         6.01     No Default; Representations and Warranties.....................................................30
         6.02     Notice of Borrowing; Letter of Credit Request..................................................30

SECTION 7.        REPRESENTATIONS, WARRANTIES AND AGREEMENTS.....................................................31
         7.01     Corporate Status...............................................................................31
         7.02     Corporate Power and Authority..................................................................31
         7.03     No Violation...................................................................................32
         7.04     Governmental Approvals.........................................................................32
         7.05     Financial Statements; Financial Condition; Undisclosed Liabilities; Projections;
                  etc............................................................................................32
         7.06     Litigation.....................................................................................33
         7.07     True and Complete Disclosure...................................................................33
         7.08     Use of Proceeds; Margin Regulations............................................................34
         7.09     Tax Returns and Payments.......................................................................34
         7.10     Compliance with ERISA..........................................................................34
         7.11     Security Documents.............................................................................35
         7.12     Representations and Warranties in Documents....................................................36
         7.13     Properties.....................................................................................36
         7.14     Capitalization.................................................................................36
         7.15     Subsidiaries...................................................................................37
         7.16     Compliance with Statutes, etc..................................................................37
         7.17     Investment Company Act.........................................................................37
         7.18     Public Utility Holding Company Act.............................................................38
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         7.19     Labor Relations................................................................................38
         7.20     Patents, Licenses, Franchises and Formulas.....................................................38
         7.21     Indebtedness...................................................................................38
         7.22     Recapitalization...............................................................................38
         7.23     Special Purpose Corporation....................................................................39
         7.24     Subordination..................................................................................39

SECTION 8.        AFFIRMATIVE COVENANTS..........................................................................39
         8.01     Information Covenants..........................................................................39
         8.02     Books, Records and Inspections.................................................................41
         8.03     Maintenance of Property; Insurance.............................................................41
         8.04     Corporate Franchises...........................................................................42
         8.05     Compliance with Statutes, etc..................................................................42
         8.06     ERISA..........................................................................................42
         8.07     End of Fiscal Years; Fiscal Quarters...........................................................43
         8.08     Performance of Obligations.....................................................................43
         8.09     Payment of Taxes...............................................................................43
         8.10     Additional Security; Further Assurances; Surveys...............................................44
         8.11     Ownership of Subsidiaries......................................................................45
         8.12     Maintenance of Corporate Separateness..........................................................45
         8.13     Repayment of SBA Loan..........................................................................45

SECTION 9.        NEGATIVE COVENANTS.............................................................................45
         9.01     Liens..........................................................................................45
         9.02     Consolidation; Merger; Purchase or Sale of Assets; etc.........................................48
         9.03     Dividends......................................................................................50
         9.04     Indebtedness...................................................................................51
         9.05     Advances, Investments and Loans................................................................52
         9.06     Transactions with Affiliates...................................................................54
         9.07     Capital Expenditures...........................................................................54
         9.08     Minimum Consolidated Interest Coverage Ratio...................................................55
         9.09     Minimum Consolidated EBITDA....................................................................56
         9.10     Limitation on Modifications of Indebtedness and Payments of Indebtedness;
                  Modifications of Certificate of Incorporation, By-Laws and Certain Other
                  Agreements; etc................................................................................57
         9.11     Limitation on Certain Restrictions on Subsidiaries.............................................58
         9.12     Limitation on Issuance of Capital Stock........................................................58
         9.13     Changes in Business............................................................................58
         9.14     Limitation on Creation of Subsidiaries.........................................................59

SECTION 10.       EVENTS OF DEFAULT..............................................................................59
         10.01    Payments.......................................................................................59
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         10.02    Representations, etc...........................................................................59
         10.03    Covenants......................................................................................59
         10.04    Default Under Other Agreements.................................................................59
         10.05    Bankruptcy, etc................................................................................60
         10.06    ERISA..........................................................................................60
         10.07    Security Documents.............................................................................61
         10.08    Guaranty.......................................................................................61
         10.09    Judgments......................................................................................61
         10.10    Change of Control..............................................................................61
         10.11    Environmental Matters..........................................................................61

SECTION 11.  DEFINITIONS AND ACCOUNTING TERMS....................................................................62
         11.01    Defined Terms..................................................................................62

SECTION 12.  THE AGENT...........................................................................................85
         12.01    Appointment....................................................................................85
         12.02    Nature of Duties...............................................................................85
         12.03    Lack of Reliance on the Agent..................................................................85
         12.04    Certain Rights of the Agent....................................................................86
         12.05    Reliance.......................................................................................86
         12.06    Indemnification................................................................................86
         12.07    The Agent in its Individual Capacity...........................................................87
         12.08    Holders........................................................................................87
         12.09    Resignation by the Agent.......................................................................87

SECTION 13.  MISCELLANEOUS.......................................................................................88
         13.01    Payment of Expenses, etc.......................................................................88
         13.02    Right of Setoff; Collateral Matters............................................................89
         13.03    Notices........................................................................................89
         13.04    Benefit of Agreement...........................................................................89
         13.05    No Waiver; Remedies Cumulative.................................................................91
         13.06    Payments Pro Rata..............................................................................91
         13.07    Calculations; Computations.....................................................................92
         13.08    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;
                  WAIVER OF JURY TRIAL...........................................................................92
         13.09    Counterparts...................................................................................94
         13.10    Effectiveness..................................................................................94
         13.11    Headings Descriptive...........................................................................94
         13.12    Amendment or Waiver; etc.......................................................................94
         13.13    Survival.......................................................................................95
         13.14    Domicile of Loans..............................................................................96
         13.15    Limitation on Additional Amounts; etc..........................................................96
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         13.16    Confidentiality................................................................................96
         13.17    Registry.......................................................................................97

SECTION 14.  HOLDINGS GUARANTY...................................................................................97
         14.01    The Holdings Guaranty..........................................................................97
         14.02    Bankruptcy.....................................................................................98
         14.03    Nature of Liability............................................................................98
         14.04    Independent Obligation.........................................................................98
         14.05    Authorization..................................................................................98
         14.06    Reliance.......................................................................................99
         14.07    Subordination.................................................................................100
         14.08    Waiver........................................................................................100
         14.09    Nature of Liability...........................................................................101


                        INDEX OF SCHEDULES AND EXHIBITS

SCHEDULE I                 Commitments
SCHEDULE II                Bank Addresses
SCHEDULE III               Real Property
SCHEDULE IV                Subsidiaries
SCHEDULE V                 Existing Indebtedness
SCHEDULE VI                Insurance
SCHEDULE VII               Existing Liens

EXHIBIT A                  Form of Notice of Borrowing
EXHIBIT B                  Form of Revolving Note
EXHIBIT C                  Form of Letter of Credit Request
EXHIBIT D                  Form of Section 4.04(b)(iii) Certificate
EXHIBIT E                  Form of Opinion of Vinson & Elkins,
                           Counsel to the Credit Parties
EXHIBIT F                  Form of Officers' Certificate
EXHIBIT G                  Form of Environmental Indemnity
EXHIBIT H                  Form of Pledge Agreement
EXHIBIT I                  Form of Security Agreement
EXHIBIT J                  Form of Subsidiary Guaranty
EXHIBIT K                  Form of Consent Letter
EXHIBIT L                  Form of Solvency Certificate
EXHIBIT M                  Form of Intercompany Note
EXHIBIT N                  Form of Assignment and Assumption Agreement

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                                CREDIT AGREEMENT


                  THIS CREDIT AGREEMENT, dated as of November 27, 1996, is by and among ATRIUM CORPORATION, a Delaware corporation ("Holdings"), ATRIUM COMPANIES, INC., a Delaware corporation (f/k/a FCI Holding Corp. and survivor by merger of Fojtasek Companies, Inc.) (the "Borrower"), the Banks party hereto from time to time and BANKERS TRUST COMPANY, as Agent (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).


                             W I T N E S S E T H :


                  WHEREAS, the Borrower has requested that the Banks provide a revolving credit facility (including a letter of credit subfacility) to the Borrower in an aggregate amount not to exceed $20,000,000 at any time outstanding;

                  WHEREAS, the proceeds of the revolving credit facility described above will be used by the Borrower for ongoing working capital and general corporate purposes, including, without limitation, to pay fees, costs and expenses incurred in connection with the transactions contemplated hereby; and

                  WHEREAS, the Banks are willing to extend commitments to make the Revolving Loans and to issue or participate, as the case may be, in Letters of Credit, to the Borrower, in each case for the respective purposes provided herein and only on the terms and subject to the conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1.  AMOUNT AND TERMS OF CREDIT.

                  1.01 The Commitments. Subject to and upon the terms and conditions set forth herein, each Bank with a Revolving Loan Commitment severally agrees to make, at any time and from time to time on and after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, provided that
(A) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type and
(B) no Revolving Loans maintained as Eurodollar Loans may be incurred prior to the earlier of (1) the 60th day after the Initial Borrowing Date and (2) the Syndication Date, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's Adjusted Percentage and (y) the aggregate amount of all Letter of Credit

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Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, equals the Revolving Loan Commitment of such Bank at such time and (iv) shall not exceed for all Banks at any time outstanding that aggregate principal amount which, when added to the amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time then outstanding, equals the Total Revolving Loan Commitment at such time.

                  1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Revolving Loans (i) that are Eurodollar Loans shall not be less than $200,000 and, if greater, shall be in an integral multiple of $50,000 and (ii) that are Base Rate Loans shall not be less than $200,000 and, if greater, shall be in an integral multiple of $50,000. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than ten Borrowings of Eurodollar Loans.

                  1.03 Notice of Borrowing. (a) Whenever the Borrower desires to make a Borrowing hereunder, it shall give the Agent at its Notice Office on the date that a Base Rate Loan is to be made prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan and at least three Business Days' prior written (or telephonic notice promptly confirmed in writing) notice of each Eurodollar Loan to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A attached hereto, appropriately completed to specify the aggregate principal amount of the Revolving Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), whether the Revolving Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Agent shall promptly give each Bank notice of such proposed Borrowing, of such Bank's proportion ate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                  (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing of Revolving Loans, the Agent may act without liability upon the basis of telephonic notice of such Borrowing, believed by the Agent in good faith to be from an Authorized Officer prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Agent's record of the terms of such telephonic notice of such Borrowing of Revolving Loans.

                  1.04 Disbursement of Funds. Except as otherwise specifically provided in the immediately succeeding sentence, no later than 2:00 P.M. (New York time) on the date specified in each Notice of Borrowing, each Bank with a Revolving Loan Commitment will make available its pro rata portion of each such Borrowing requested to be made on such date. All such amounts shall

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be made available in Dollars and in immediately available funds at the Payment
Office of the Agent, and the Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Banks (prior to 3:00 P.M. on such day, to the extent of funds actually received by the Agent prior to 2:00 P.M. on such day). Unless the Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Agent such Bank's portion of any Borrowing to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date of Borrowing and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower until the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (i) if recovered from such Bank, at the overnight Federal Funds Rate and (ii) if recovered from the Bor rower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

                 1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Revolving Loans made by each Bank shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B attached hereto, with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes").

                  (b) The Revolving Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the principal amount of the Revolving Loans evidenced thereby,
(iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) Each Bank will note on its internal records the amount of each Revolving Loan made by it and each payment in respect thereof and will prior to any transfer of its Revolving Note endorse on the reverse side thereof the outstanding principal amount of Revolving Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of such Revolving Loans.


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                  1.06  Conversions. The Borrower shall have the option to
convert, on any Business Day occurring on or after the Initial Borrowing Date, all or a portion equal to at least $200,000 (and, if greater, in an integral multiple of $50,000), of the outstanding principal amount of Revolving Loans made pursuant to one or more Borrowings of one or more Types of Revolving Loans into a Borrowing of another Type of Revolving Loan, provided that (A) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Revolving Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than $200,000, (B) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion and (C) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the Borrower by giving the Agent at its Notice Office prior to 1:00 P.M. (New York time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Loans to be so con verted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be con verted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Agent shall give each Bank prompt notice of any such proposed conversion.

                  1.07 Pro Rata Borrowings. All Borrowings of Revolving Loans under this Agreement shall be incurred from the Banks pro rata on the basis of their Revolving Loan Commitments. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Revolving Loans hereunder and that each Bank shall be obligated to make the Revolving Loans provided to be made by it hereunder, regardless of the failure of any other Bank to make its Revolving Loans hereunder.

                  1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and
(ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to
Section 1.06, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and
(ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to
Section 1.06 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Revolving Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (i) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans from time to time and (ii) the rate which is 2% in excess

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of the rate then borne by such Revolving Loans, in each case with such interest to be payable on demand.

                  (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Revolving Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) Upon each Interest Determination Date, the Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.09 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two, three or six-month period, or, if available to each Bank, a nine or twelve-month period, provided that:

                  (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Revolving Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

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



                  (v) no Interest Period may be selected at any time when a Default or an Event of Default is then in existence; and

                  (vi) no Interest Period shall be selected which extends beyond the Revolving Loan Maturity Date.

                        If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs; Illegality; etc. (a) In the event that any Bank shall have determined (which determination shall, with respect to clause (i) below, may be made only by the Agent):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, including, but not limited to: (A) a change in the basis of taxation of payment to any Bank of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank, or any franchise tax based on the net income or profits of such Bank, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate, and/or (y) other circumstances since the date of this Agreement affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Agent of such determination (which notice the Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion), shall be deemed rescinded by the Borrower,
(y) in the case of clause (ii) above, the Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable), pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrower by such Bank in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause
(iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Agent and each Bank agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Bank, the Agent, if such event ceases to exist. If any such event described in clause
(iii) above ceases to exist as to a Bank, the obligations of such Bank to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Bank or the Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Agent given immediately or, if permitted under applicable law, given at such later date as permitted thereby, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

                  (c) If at any time after the date of this Agreement any Bank determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Revolving Loan Commitment hereunder or its obligations hereunder, then the Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable), pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Bank's reasonable good faith determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon deter mining that any additional amounts will be payable pursuant to this
Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts.

                  1.11 Compensation. The Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable), compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.02 or a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (A) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Revolving Note held by such Bank or (B) any election made pursuant to Section 1.10(b).

                  1.12 Change of Lending Office. Each Bank agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Revolving Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Sections 1.10,
2.05 and 4.04.

                  1.13 Replacement of Banks. (i) If any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Revolving Loans or fund Unpaid Drawings, (ii) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section
2.05 or Section 4.04 with respect to any Bank which results in such Bank charging to the Borrower increased costs in excess of those being generally charged by the other Banks or (iii) as provided in Section 13.12(b) in the case of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks, the Borrower shall have the right, in accordance with the requirements of Section 13.04(b), if no Default or Event of Default would exist after giving effect to the respective replacement, to either replace such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Eligible Transferees, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank") and each of whom shall be reasonably acceptable to the Agent; provided, however, that:

                  (A) at the time of any replacement pursuant to this Section 1.13, the Replaced Bank and the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Revolving Loan Commitment and outstanding Revolving Loans of, and in each case participations in Letters of Credit by, the Replaced Bank and, in connection there with, shall pay to (1) the Replaced Bank in respect thereof an amount equal to the sum of (x) an amount equal to the principal of, and all accrued interest on, all outstanding Revolving Loans of the Replaced Bank, (y) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (z) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01 and (2) BTCo an amount equal to such Replaced Bank's Adjusted Percentage (for this purpose, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Bank) of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Bank; and

                  (B) all obligations of the Borrower owing to the Replaced Bank (other than those specifically described in clause (A) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement.

Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (A) and (B) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Revolving Note executed by the Borrower, (x) the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04,
13.01 and 13.06), which shall survive

(subject to Section 13.15) as to such Replaced Bank and (y) in the case of a replacement of a Defaulting Bank with a Non-Defaulting Bank, the Adjusted Percentages of the Banks shall be auto matically adjusted at such time to give effect to such replacement (and to give effect to the replacement of a Defaulting Bank with one or more Non-Defaulting Banks). Any replacement of a Bank pursuant to this Section 1.13 shall not be deemed to be a waiver of any rights which the Borrower, the Agent or any other Bank shall have against the replaced Bank relating to events or occurrences occurring prior to the effective date of such assignment.

                  SECTION 2.   LETTERS OF CREDIT.

                  2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request that any Issuing Bank issue, at any time and from time to time on and after the Initial Borrowing
Date and prior to the Revolving Loan Maturity Date, (i) for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the Borrower or any of its Subsidiaries, an irrevocable standby letter of credit denominated in Dollars, in a form customarily used by the Issuing Bank or in such other form as has been approved by the Issuing Bank (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Obligations and (ii) for the account of the Borrower and for the benefit of sellers of goods to the Borrower or any of its Subsidiaries, an irrevocable sight documentary letter of credit denominated in Dollars in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such documentary letter of credit, a "Trade Letter of Credit", and each such Trade Letter of Credit and each Standby Letter of Credit, a "Letter of Credit") in support of commercial transactions of the Borrower and its Subsidiaries.

                  (b) Each Issuing Bank may agree, in its sole discretion, and BTCo hereby agrees that, in the event a requested Letter of Credit is not issued by one of the other Issuing Banks, it will (subject to the terms and conditions contained herein), at any time and from time to time on or after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit (i) in the case of Standby
Letters of Credit, in support of such L/C Supportable Obligations of the Borrower or any of its Subsidiaries as is permitted to remain outstanding without giving rise to a Default or an Event of Default hereunder and (ii) in the case of Trade Letters of Credit, in support of sellers of goods as referenced in Section 2.01(a), provided that the respective Issuing Bank shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                  (A) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated including, without limitation by reimbursement from the Borrower) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Bank as of the date hereof and which such Issuing Bank in good faith deems material to it; or

                  (B) such Issuing Bank shall have received notice from any Bank prior to the issuance of such Letter of Credit of the type described in the penultimate sentence of Section 2.02(b).

                  (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (A) $5,000,000 or (B) when added to the aggregate principal amount of all Revolving Loans made by Non-Defaulting Banks and then outstanding, an amount equal to the Adjusted Total Revolving Loan Commitment at such time, and (ii) each Letter of Credit shall by its terms terminate on or before the earlier of (A) (1) in the case of Standby Letters of Credit, the date which occurs 12 months after the date of the issuance thereof (although any such Standby Letter of Credit may be extendable for successive periods of up to 12 months each, but not beyond one Business Day prior to the Revolving Loan Maturity Date, on terms acceptable to the Issuing Bank thereof) and (2) in the case of Trade Letters of Credit, the date which occurs 180 days after the date of issuance thereof, or (B) the Revolving Loan Maturity Date.

                  2.02 Letter of Credit Requests. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Agent and the respective Issuing Bank at least two Business Days' (or such shorter period as is acceptable to the respective Issuing Bank) written notice thereof. Each notice shall be in the form of Exhibit C attached hereto (each a "Letter of Credit Request").

                  (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Bank has received notice from any Bank before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Bank shall issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Bank's usual and customary practices. Upon its issuance of or amendment to any Letter of Credit, such Issuing Bank shall promptly notify each Bank participating therein of such issuance or amendment and such notice shall be accompanied by a copy of the issued Letter of Credit or amendment, as the case may be.

                  2.03 Letter of Credit Participations. (a) Immediately upon the issuance by any Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each Bank with a Revolving Loan Commitment, other than such Issuing Bank (each such Bank, in its capacity under this Section 2.03, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Adjusted Percentage in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or Adjusted Percentages of the Banks pursuant to
Section 1.13 or 13.04 or as a result of a Bank Default, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this
Section 2.03 to reflect the new Adjusted Percentages of the assignor and assignee Bank or of all Banks with Revolving Loan Commitments, as the case may be.

                  (b) In determining whether to pay under any Letter of Credit, such Issuing Bank shall have no obligation relative to the other Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by such Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Bank any resulting liability to the Borrower or any Bank.

                  (c) In the event that any Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Issuing Bank pursuant to Section 2.04(a), such Issuing Bank shall promptly notify the Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Bank the amount of such Participant's Adjusted Percentage of such unreimbursed payment in Dollars and in same day funds. If the Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to such Issuing Bank in Dollars such Participant's Adjusted Percent age of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Adjusted Percentage of the amount of such payment available to such Issuing Bank, such Participant agrees to pay to such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Bank at the overnight Federal Funds Rate. The failure of any Participant to make available to such Issuing Bank its Adjusted Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Bank its Adjusted Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Bank such other Participant's Adjusted Percentage of any such payment.

                  (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Bank shall pay to each Participant which has paid its Adjusted Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (e) Upon the request of any Participant, each Issuing Bank shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

                  (f) The obligations of the Participants to make payments to each Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v)  the occurrence of any Default or Event of Default.

                  2.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective Issuing Bank, by making payment to the Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Issuing Bank under any Letter of Credit issued by such Issuing Bank (each such amount, so paid until reimbursed, an "Unpaid Drawing"), no later than three Business Days after the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans; provided, however, that to the extent such amounts are not reimbursed prior to 1:00 P.M. (New York time) on the fifth Business Day following such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Bank (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans plus 2%, in each such case, with interest to be payable on demand. The respective Issuing Bank shall give the Borrower prompt notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

                  (b) The obligations of the Borrower under this Section 2.04 to reimburse the respective Issuing Bank with respect to drawings on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Bank (including in its capacity as issuer of the Letter of Credit or as Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Bank's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Bank any resulting liability to the Borrower.

                  2.05 Increased Costs. If at any time after the date of this Agreement, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Bank or any Participant with any request or directive by any such authority (whether or not having the force of law), or any change in generally acceptable accounting principles, shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by any Issuing Bank or participated in by any Participant, or (ii) impose on any Issuing Bank or any Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Bank or such Participant, or any franchise tax based on the net income or profits of such Bank or Participant, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), then, upon demand to the Borrower by such Issuing Bank or any Participant (a copy of which demand shall be sent by such Issuing Bank or such Participant to the Agent) and subject to the provisions of Section 13.15 (to the extent applicable), the Borrower shall pay to such Issuing Bank or such Participant such additional amount or amounts as will compensate such Bank for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Bank or such Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Bank or such Participant. The certificate required to be delivered pursuant to this Section
2.05 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower.

                  SECTION 3. COMMITMENT COMMISSION; FEES; REDUCTIONS OF COMMITMENT.

                  3.01 Fees. (a) The Borrower agrees to pay to the Agent for distribution to each Non-Defaulting Bank a commitment commission (the "Commitment Commission") for the period from and including the Effective Date to but not including the date the Revolving Loan Commitments have been terminated, computed at the rate of 1/2 of 1% per annum on the daily average Aggregate Unutilized Commitments of such Bank. Accrued Commitment Commissions shall be due and payable quarterly in arrears on each Quarterly Payment Date and the date upon which the Revolving Loan Commitments are terminated.

                  (b) The Borrower agrees to pay to the Agent for distribution to each Non-Defaulting Bank with a Revolving Loan Commitment (based on their respective Adjusted Percentages) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the date of termination of such Letter of Credit, computed at a rate per annum equal to the difference between (i) the Applicable Margin for Revolving Loans which are maintained as Eurodollar Loans as in effect from time to time and
(ii) 1/4 of 1% on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

                  (c) The Borrower agrees to pay to the respective Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued for its account hereunder (the "Facing Fee") for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily Stated Amount of such Letter of Credit; provided, however, that in no event shall the annual Facing Fee with respect to each Letter of Credit be less than $500, it being agreed that, on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the date of termination of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12-month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof prior to the termination of such Letter of Credit. Accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Loan Commitment has been terminated and such Letter of Credit has been terminated in accordance with its terms.

                  (d) The Borrower shall pay to the Issuing Bank, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge and out-of-pocket expenses which the respective Issuing Bank is generally imposing in connection with such occurrence with respect to letters of credit.

                  (e) The Borrower shall pay to the Agent, for its own account, such other fees as have been agreed to in writing by the Borrower and the Agent.

                  3.02 Voluntary Termination of Unutilized Commitments. (a) Upon at least two Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate (i) if prior to the Initial Borrowing Date, the Total Revolving Loan Commitment (and the Revolving Loan Commitments of each Bank), in whole, or
(ii) if after the Initial Borrowing Date the Total Unutilized Revolving Loan Commitment, in whole or in part, in integral multiples of $200,000 in the case of partial reductions to the Total Unutilized Revolving Loan Commitment, provided that (A) each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Bank and (B) the reduction to the Total Unutilized Revolving Loan Commitment shall in no case be in an amount which would cause the Revolving Loan Commitment of any Bank to be reduced (as required by preceding clause (A)) by an amount which exceeds the Unutilized Revolving Loan Commitment of such Bank as in effect immediately before giving effect to such reduction.

                  (b) In the event of certain refusals by a Bank as provided in Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks, the Borrower may, upon five Business Days' written notice to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks) terminate all of the Revolving Loan Commitment of such Bank so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Bank are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive (subject to Section 13.15) as to such repaid Bank.

                  3.03 Mandatory Reduction of Commitments. (a) The Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate in its entirety on December 31, 1996 unless the Initial Borrowing Date shall have occurred on or prior to such date.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate in its entirety on the Revolving Loan Maturity Date.

                  (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Initial Borrowing Date upon which a mandatory reduction of the Total Revolving Loan Commitment pursuant to Section 4.02 is required, the Total Revolving Loan Commitment shall be permanently reduced by the amount required to be applied pursuant to said Section.

                  (d) Each reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03 (or pursuant to Section 4.02) shall be applied proportionately to reduce the Revolving Loan Commitment of each Bank.

                  SECTION 4.   PREPAYMENTS; PAYMENTS; TAXES.

                  4.01 Voluntary Prepayments. The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Agent prior to 12:00 Noon (New York time) at its Notice Office (A) on the date that a prepayment of Base Rate Loans is to be made prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans and (B) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Agent shall promptly transmit to each of the Banks; (ii) each prepayment shall be in an aggregate principal amount of at least $50,000, provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $200,000, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) prepayments of Eurodollar Loans made pursuant to this Section 4.01 on any day other than the last day of an Interest Period applicable thereto shall be accompanied by the amounts required under Section 1.11; (iv) each prepayment in respect of any Revolving Loans made pursuant to a Borrowing shall, except as set forth in clause (v) below, be applied pro rata among the Banks which made such Revolving Loans; and (v) in the event of certain refusals by a Bank as provided in
Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks, the Borrower may, upon five Business Days' written notice to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks) repay all Revolving Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Bank in accordance with said Section 13.12(b) so long as (A) the Revolving Loan Commitment of such Bank is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments) and (B) the consents required by Section 13.12(b) in connection with the repayment pursuant to this clause (v) have been obtained; provided, however, that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loan of a Defaulting Bank.

                  4.02 Mandatory Repayments and Commitment Reductions. (a) (i) On any day on which the sum of the aggregate outstanding principal amount of the Revolving Loans made by Non-Defaulting Banks and the Letter of Credit Outstandings exceeds the Adjusted Total Revolving Loan Commitment as then in effect, the Borrower shall prepay Revolving Loans of Non-Defaulting Banks in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Revolving Loans of Non-Defaulting Banks, the aggregate amount of the Letter of Credit Outstandings exceeds the Adjusted Total Revolving Loan Commitment as then in effect, the Borrower shall pay to the Agent at the Payment Office on such date an amount of cash or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all obligations of the Borrower to Non-Defaulting Banks hereunder in a cash collateral account to be established by the Agent.

                  (ii) On any day on which the aggregate outstanding principal amount of the Revolving Loans made by any Defaulting Bank exceeds the Revolving Loan Commitment of such Defaulting Bank, the Borrower shall prepay principal of Revolving Loans of such Defaulting Bank in an amount equal to such excess.

                  (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which Holdings or any of its Subsidiaries receives proceeds from any sale of assets (including capital stock and securities held thereby, but excluding (i) sales or transfers of inventory in the ordinary course of business (including, without limitation, sales or transfers of inventory to Subsidiaries at fair market value), (ii) the sale or other disposition of obsolete equipment, (iii) the sales of overdue receivables in the ordinary course of business, (iv) the licensing of general intangibles in the ordinary course of business, (v) the first $1,000,000 of Net Sale Proceeds in any Fiscal Year from sales of other assets after the Effective Date and (vi) sales of assets between the Borrower and its Wholly-Owned Subsidiaries and/or sales of assets between Wholly-Owned Subsidiaries of the Borrower, in each case to the extent permitted by Section 9.02), an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied (i) as a mandatory reduction to the Total Revolving Loan Commitment and (ii) as a mandatory repayment of principal of outstanding Revolving Loans, all in accordance with the requirements of Sections 4.02(d) and (e); provided, however, that up to an aggregate of $5,000,000 of Net Sale Proceeds in any Fiscal Year shall not be required to be used as a mandatory commitment reduction and repayment to the extent the Borrower elects, as hereinafter provided, to cause such Net Sale Proceeds to be reinvested in Reinvestment Assets (a "Reinvestment Election"). The Borrower may exercise its Reinvestment Election (within the parameters specified in the preceding sentence) with respect to a sale of assets if (x) no Default or Event of Default exists and (y) the Borrower delivers a Reinvestment Notice to the Agent on or prior to the date of the consummation of the respective sale of assets, with such Reinvestment Election being effective with respect to the Net Sale Proceeds of such sale of assets equal to the Anticipated Reinvestment Amount specified in such Reinvestment Notice.

                  (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 days following each date after the Effective Date on which Holdings or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs including, without limitation, legal costs and expenses, and taxes incurred in connection with such Recovery Event and other than the proceeds of business interruption insurance) shall be applied, (i) as a mandatory reduction to the Total Revolving Loan Commitment and (ii) as a mandatory repayment of principal of outstanding Revolving Loans, all in accordance with the requirements of Sections 4.02(d) and (e); provided, however, that (A) so long as no Default or Event of Default then exists and such proceeds do not exceed $5,000,000, such proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Agent on or prior to such date stating that such proceeds shall be used or shall be committed to be used to replace or restore any properties or assets in respect of which such proceeds were paid within one year following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended) and (B) so long as no Default or Event of Default then exists and to the extent that (1) the amount of such proceeds exceeds $5,000,000, (2) the amount of such proceeds, together with other cash available to the Borrower and permitted to be spent by it on Capital Expenditures during the relevant period pursuant to
Section 9.07, equals 100% of the cost of replacement or restoration of the properties or assets in respect of which such proceeds were paid as determined by the Borrower and as supported by such estimates or bids from contractors or subcontractors or such other supporting information as the Agent may reasonably request, (3) the Borrower has delivered to the Agent a certificate on or prior to the date the application would otherwise be required pursuant to this
Section 4.02(c) in the form described in clause (A) above and also certifying its determination as required by preceding clause (2) and certifying the sufficiency of business interruption insurance as required by succeeding clause
(4), and (4) the Borrower has delivered to the Agent such evidence as the Agent may reasonably request in form and substance reasonably satisfactory to the Agent establishing that the Borrower has sufficient business interruption insurance and that the Borrower will be receiving regular payments thereunder in such amounts and at such times as are necessary to satisfy all obligations and expenses of the Borrower (including, without limitation, all debt service requirements, including pursuant to this Agreement) without any delay or extension thereof, for the period from the date of the respective casualty, condemnation or other event giving rise to the Recovery Event and continuing through the completion of the replacement or restoration of respective properties or assets, then the entire amount of the proceeds of such Recovery Event and not just the portion in excess of $5,000,000 shall be deposited with the Agent pursuant to a cash collateral arrangement reasonably satisfactory to the Agent whereby such proceeds shall be disbursed to the Borrower from time to time as needed to pay actual costs incurred by it in connection with the replacement or restoration of the respective properties or assets (pursuant to such certification requirements as may reasonably be established by the Agent); and provided further that at any time while an Event of Default has occurred and is continuing (other than an Event of Default existing solely as a result of the violation of any or all of Sections 9.08 through 9.10, inclusive, but in each case only if, and to the extent, that the violation of said covenant has occurred as a result of the underlying event giving rise to the Recovery Event), the Required Banks may direct the Agent (in which case the Agent shall, and is hereby authorized by the Borrower to, follow said directions) to apply any or all proceeds then on deposit in such collateral account to the repayment of Obligations hereunder in the same manner as proceeds would be applied pursuant to the Security Agreement; and provided further that if all or any portion of such proceeds not required to be applied to the reduction of the Total Revolving Loan Commitment and the repayment of Revolving Loans pursuant to the second preceding proviso (whether pursuant to clause (A) or (B) thereof) are either (x) not so used or committed to be so used within one year after the date of the respective Recovery Event or (y) if committed to be used within one year after the date of receipt of such proceeds and not so used within 18 months after the date of the respective Recovery Event then, in either such case, such remaining portion not used or committed to be used in the case of preceding clause (x) and not used in the case of preceding clause (y) shall be applied on the date which is the first anniversary of the date of the respective Recovery Event in the case of clause (x) above or the date occurring 18 months after the date of the respective Recovery Event in the case of clause
(y) above as a mandatory reduction to the Total Revolving Loan Commitment and as a mandatory repayment of principal of outstanding Revolving Loans in accordance with the requirements of Sections 4.02(d) and (e).

                  (d) The amount of each principal repayment of Revolving Loans (and the amount of each reduction to the Total Revolving Loan Commitment) made as required by Sections 4.02(b) through (c) and (e) shall be applied proportionably to each Bank to reduce the Revolving Loans and Revolving Loan Commitment of each Bank.

                  (e)  With respect to each repayment of Loans required by this
Section 4.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; and (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than $200,000, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11. Notwithstanding the foregoing provisions of this Section 4.02, if any time the mandatory prepayment of Revolving Loans pursuant to Sections 4.02(b) through (d) above or a repayment arising out of the application of Section 9.05(ii) would result, after giving effect to the procedures set forth above, in the Borrower incurring breakage costs under Section 1.11 as a result of Eurodollar Loans being prepaid other than on the last day of an

Interest Period applicable thereto (the "Affected Eurodollar Loans"), then the Borrower may, in its sole discretion, initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Agent (which deposit must be equal in amount to the amount of Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Revolving Loans that are Eurodollar Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Revolving Loans equal to the Affected Eurodollar Loans not initially repaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Banks whose Revolving Loans would otherwise have been immediately repaid with the amounts deposited and upon the taking of any action by the Agent or the Banks pursuant to the remedial provisions of Section 10, any amounts held as cash collateral pursuant to this Section 4.02(e) shall, subject to the requirements of applicable law, be immediately applied to the Revolving Loans.

                  (f) On the Reinvestment Prepayment Date with respect to a Reinvestment Election, an amount equal to the Reinvestment Prepayment Amount, if any, for such Reinvestment Election shall be applied as a repayment of the principal amount of the then outstanding Revolving Loans in accordance with the requirements of Sections 4.02(d) and (e).

                  4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Revolving Note shall be made to the Agent for the account of the Bank or Banks entitled thereto not later than 1:00 P.M. (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Agent. Whenever any payment to be made hereunder or under any Revolving Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  4.04 Net Payments. (a) All payments made by the Borrower hereunder or under any Revolving Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or with holding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or profits of a Bank, or any franchise tax based on the net income or profits of a Bank, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such nonexcluded taxes, levies, imports, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any such Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Revolving Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Revolving Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or profits of such Bank, or any franchise tax based on the net income or profits of such Bank, in either case pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Bank is located and for any withholding of income or similar taxes imposed by the United States of America as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

                  (b) Each Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees (i) in the case of any such Bank that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code and which constitutes a Bank hereunder on the Initial Borrowing Date, to provide to the Borrower and the Agent on or prior to the Initial Borrowing Date two original signed copies of Internal Revenue Service Form 4224 or Form 1001 certifying to such Bank's entitlement to an exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Revolving Note, (ii) in the case of any such Bank that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, that, to the extent legally entitled to do so, (A) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), upon the date of such assignment or transfer to such Bank, and (B) with respect to any such Bank, from time to time upon the reasonable written request of the Borrower or the Agent after the Initial Borrowing Date, such Bank will provide to the Borrower and the Agent two original signed copies of Internal Revenue Service Form 4224 or Form 1001 (or any successor forms) certifying to such Bank's entitlement to an exemption from, or reduction in, United States withholding tax with respect to payments to be made under this Agreement and under any Revolving Note, (iii) in the case of any such Bank (other than a Bank described in clause (i) or (ii) above) which constitutes a Bank hereunder on the Initial Borrowing Date, to provide to the Borrower and the Agent, on or prior to the Initial Borrowing Date (A) a certificate substantially in the form of Exhibit D attached hereto (any such certificate, a "Section 4.04(b)(iii) Certificate") and (B) two accurate and complete original signed copies of Internal Revenue Service Form W-8, certifying to such Bank's entitlement at the date of such certificate (assuming compliance by the Borrower with Section 13.17) to an exemption from U.S. withholding tax under the provisions of
Section 881(c) of the Code with respect to payments to be made under this Agreement and under any Revolving Note and (iv) in the case of any such Bank (other than a Bank described in clause (i) or (ii) above), to the extent legally entitled to do so, (A) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or
13.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), upon the date of such assignment or transfer to such Bank, and (B) with respect to any such Bank, from time to time upon the reasonable written re quest of the Borrower or the Agent after the Initial Borrowing Date, to provide to the Borrower and the Agent such other forms as may be required in order to establish the entitlement of such Bank to an exemption from or reduction in withholding with respect to payments under this Agreement and under any Revolving Note. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to the immediately succeeding sentence, the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder (without any obligation to pay the respective Bank additional amounts with respect thereto) for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes and which has not provided to the Borrower such forms required to be provided to the Borrower pursuant to the first sentence of this Section 4.04(b) (or to the extent such forms do not establish a complete exemption from such withholding). Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Borrower agrees to indemnify each Bank in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

                  (c) The provisions of this Section 4.04 are subject to the provisions of Section 13.15 (to the extent applicable).

                  SECTION 5. CONDITIONS PRECEDENT TO INITIAL CREDIT EVENTS. The obligation of each Bank to make Revolving Loans, and the obligation of each Issuing Bank to issue Letters of Credit, on the Initial Borrowing Date, is subject at the time of the making of such Revolving Loans or the issuance of such Letters of Credit to the satisfaction of the following conditions:

                  5.01 Execution of Agreement; Revolving Notes. On or prior to the Initial Borrowing Date (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Agent for the account of each of the Banks the appropriate Revolving Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

                  5.02 Fees; etc. On the Initial Borrowing Date, contemporaneously with the receipt of proceeds of the initial Revolving Loan, the Borrower shall have paid to the Agent and the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agent and the Banks to the extent then due.

                  5.03 Opinions of Counsel. On the Initial Borrowing Date, the Agent shall have received (i) from Vinson & Elkins L.L.P., counsel to the Credit Parties, an opinion addressed to the Agent and each of the Banks and dated the Initial Borrowing Date covering the matters set forth in Exhibit E attached hereto and (ii) from local counsel satisfactory to the Agent, opinions each of which shall be in form and substance reasonably satisfactory to the Agent and the Required Banks and shall cover the perfection of the security interests granted pursuant to the Pledge Agreement, the Security Agreement and the Mortgages and such other matters incident to the transactions contemplated herein as the Agent may reasonably request.

                  5.04 Corporate Documents; Proceedings; etc. (a) On the Initial Borrowing Date, the Agent shall have received a certificate, dated the Initial Borrowing Date, signed by an Authorized Officer and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit F attached hereto with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Agent.

                  (b) On the Initial Borrowing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Agent and the Required Banks, and the Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  5.05 Employee Benefit Plans; Shareholders' Agreements; Management Agreements; Collective Bargaining Agreements; Existing Debt Agreements; Tax Sharing Agreements. On the Initial Borrowing Date, there shall have been delivered to the Agent true and correct copies, certified as true and complete by an appropriate officer of the Borrower of (i) all agreements entered into by Holdings or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to its capital stock (collectively, the "Shareholders' Agreements"), (ii) all agreements with members of, or with respect to, the management of Holdings or any of its Subsidiaries (collectively, the "Management Agreements"), (iii) all collective bargaining agreements applying or relating to any employee of Holdings or any of its Subsidiaries (collectively, the "Collective Bargaining Agreements"),
(iv) all agreements evidencing or relating to Indebtedness of Holdings or any of its Subsidiaries which is to remain outstanding after giving effect to the incurrence of Loans on the Initial Borrowing Date (collectively, the "Existing Debt Agreements"); and (v) all agreements relating to the sharing of tax liabilities and benefits among Holdings and/or its Subsidiaries (each a "Tax Sharing Agreement" and collectively, the "Tax Sharing Agreements"); all of which Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Collective Bargaining Agree ments, Existing Debt Agreements and Tax Sharing Agreements shall be in form and substance reasonably satisfactory to the Agent and the Required Banks and shall be in full force and effect on the Initial Borrowing Date.

                  5.06 Capital Contributions; Stock Repurchase; etc. (a) On or prior to the Initial Borrowing Date, there shall have been delivered to the Agent true and correct copies, certified as true and complete by an Authorized Officer of the Borrower, of the Recapitalization Documents, and all terms and conditions of the Recapitalization Documents shall be reasonably satisfactory in form and substance to the Agent. The Recapitalization Documents (and the transactions contemplated thereby) shall have been duly approved by the board of directors and (if required by applicable law) the stockholders of Holdings and the Borrower, and all Recapitalization Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. Each of the conditions precedent to the obligations of Holdings and the Borrower to consummate the Recapitalization as set forth in the Recapitalization Documents shall have been satisfied and not waived or modified except with the consent of the Agent, which consent shall not be unreasonably withheld, all to the reasonable satisfaction of the Agent, and concurrently with the making of the Revolving Loans on the Initial Borrowing Date the Recapitalization shall have been consummated in accordance with the Recapitalization Documents and all applicable laws, rules and regulations.

                  (b) On the Initial Borrowing Date, (i) the Borrower shall have received gross cash proceeds in the amount of $100,000,000 from the sale and issuance of the Senior Subordinated Notes (it being understood that such cash proceeds shall include all amounts directly applied to pay underwriting and placement commissions and discounts and related fees) which proceeds are transferred to Holdings through intercompany loans and/or dividends, and (ii) Holdings shall have received gross cash proceeds in an amount of at least $32,000,000 in connection with the purchase by HMTF or an Affiliate thereof of Holdings Common Stock (the "Equity Issuance") which proceeds, when aggregated with the proceeds from the Senior Subordinated Notes and up to $3,600,000 of Revolving Loans incurred by the Borrower on the Initial Borrowing Date, all of which shall have been used to consummate the Transaction. The Equity Issuance and the sale and issuance of the Senior Subordinated Notes shall have occurred in accordance with the terms and conditions of the Recapitalization Documents.

                  (c) On the Initial Borrowing Date, Holdings shall have redeemed the Redeemed Shares (the "Stock Redemption") from the Selling Shareholders, in accordance with the terms and conditions of the Recapitalization Documents.

                  (d) On the Initial Borrowing Date, Holdings shall have purchased the Redeemed Options (the "Options Repurchase") from the Selling Optionholders, in accordance with the terms and conditions of the Recapitalization Documents.

                  (e) On or prior to the Initial Borrowing Date, each share of Holdings' Preferred Stock, par value $1.00 per share (the "Redeemable Preferred Stock") shall be redeemed (the "Preferred Stock Redemption") from Heritage Fund I, L.P. in accordance with the Recapitalization Documents. After giving effect to the Preferred Stock Redemption, Holdings shall have no preferred stock outstanding.

                  5.07 Refinancing of Existing Credit Agreement. (a) On or prior to the Initial Borrowing Date or concurrently with the Credit Events then occurring, the total commitments under the Existing Credit Agreement shall have been terminated, and all loans and notes issued thereunder shall have been repaid in full, together with interest thereon, and all other amounts owing pursuant to the Existing Credit Agreement shall have been repaid in full and the Existing Credit Agreement shall have been terminated and be of no further force or effect except for indemnification obligations described therein which by their terms specifically survive the repayment of the loans thereunder. The Agent shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in this Section 5.07(a) have been satisfied on such date.

                  (b) On or prior to the Initial Borrowing Date or concurrently with the Credit Events then occurring, the creditors under the Existing Credit Agreement shall have terminated and released all security interests and Liens on the assets owned or to be owned by the Borrower or any of its Subsidiaries granted in connection with the Existing Credit Agreement. The Agent shall have received such releases of security interests in and Liens on the assets owned or to be owned by the Borrower as may have been reasonably requested by the Agent, which releases shall be in form and substance reasonably satisfactory to the Agent. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Borrower or any of its Subsidiaries, or their respective predecessors in interest, in connection with the security interests created with respect to the Existing Credit Agreement and the documentation related thereto, (ii) terminations or assignments of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of the Borrower or any of its Subsidiaries, on which filings have been made and (iii) terminations of all mortgages, leasehold mortgages and deeds of trust created with respect to property of the Borrower or any of its Subsidiaries, or their respective predecessors in interest, in each case to secure the obligations under the Existing Credit Agreement, all of which shall be in form and substance reasonably satisfactory to the Agent.

                  5.08 Environmental Indemnity Agreement. On the Initial Borrowing Date, the Collateral Agent shall have received a duly authorized and fully executed environmental indemnity agreement substantially in the form of Exhibit G attached hereto (as amended, restated, supplemental or otherwise modified from time to time, the "Environmental Indemnity Agreement") from Holdings and its Subsidiaries.

                  5.09 Pledge Agreement. On the Initial Borrowing Date, Holdings, the Borrower and each Subsidiary Guarantor shall have duly authorized, executed and delivered a Pledge

Agreement in the form of Exhibit H attached hereto, together with such changes (or with such other documents) as may be requested by the Collateral Agent in connection with local law (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as pledgee thereunder, all the Pledged Securities referred to therein, endorsed in blank in the case of promissory notes constituting Pledged Securities, and executed and undated stock powers in the case of capital stock constituting Pledged Securities.

                  5.10 Security Agreement. On the Initial Borrowing Date, Holdings, the Borrower and each Subsidiary Guarantor shall have duly authorized, executed and delivered a Security Agreement in the form of Exhibit I attached hereto, together with such changes (or with such other documents) as may be requested by the Collateral Agent in connection with local law (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") covering all of each Credit Party's present and future Security Agreement Collateral, together with:

                  (a) proper financing statements (Form UCC-1) fully executed for filing under the UCC in the appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

                  (b) certified copies of requests for information or copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name Holdings, the Borrower or any of their respective Subsidiaries or a division of any such Person, as debtor and that are filed in the jurisdictions referred to in clause (a) above, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law) fully executed for filing;

                  (c) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Security Agreement; and

                  (d) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

                  5.11 Subsidiary Guaranty On the initial Borrowing Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered a Subsidiary Guaranty in the form of Exhibit J attached hereto (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof, the "Subsidiary Guaranty"), and the Subsidiary Guaranty shall be in full force and effect.

                  5.12 Mortgages; Title Insurance; Surveys; Etc. On the Initial Borrowing Date, the Collateral Agent shall have received:

                  (a) fully executed counterparts of mortgages or deeds of trust to secure debt in form and substance reasonably satisfactory to the Agent (as may be amended, restated, supplemented or otherwise modified from time to time, each a "Mortgage", and collectively, the "Mortgages"), which Mortgages shall cover such of the Real Properties owned in fee designated on Schedule III attached hereto (each a "Mortgaged Property", and collectively, the "Mortgaged Properties"), together with evidence that counterparts of the Mortgages have been delivered to the title insurance company insuring the Liens of the Mortgages for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, desirable to effectively create valid and enforceable first priority mortgage liens on the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

                  (b) mortgagee title insurance policies on the Mortgaged Properties issued by title insurers satisfactory to the Collateral Agent (each a "Mortgage Policy", and collectively, the "Mortgage Policies") in amounts satisfactory to the Agent assuring the Collateral Agent that the Mortgages on such Mortgaged Properties are valid and enforceable first priority mortgage liens on the Mortgaged Properties, free and clear of all defects and encumbrances except Per mitted Encumbrances and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Agent and shall include, as appropriate and to the extent available in the applicable jurisdiction, an endorsement for future advances under this Agreement and the Revolving Notes and for any other matter that the Collateral Agent in its reasonable discretion may reasonably request, shall not include an exception for mechanics' liens, and shall provide for affirmative insurance as reasonably requested by the Agent; and

                  (c) except as separately agreed by the Agent in writing on the Initial Borrowing Date, surveys (or updates of existing surveys), in form and substance satisfactory to the Collateral Agent of each Mortgaged Property, if any, designated as "Owned" on Schedule III hereto, dated a recent date acceptable to the Collateral Agent and certified in a manner satisfactory to the Collateral Agent by a licensed professional surveyor satisfactory to the Agent.

                  5.13 Consent Letter. On the Initial Borrowing Date, the Agent shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, substantially in the form of Exhibit K attached hereto, indicating its consent to its appointment by each Credit Party as its agent to receive service of process as specified in Section 13.08.

                  5.14 Adverse Change, etc. (a) On the Initial Borrowing Date, after giving effect to the Transaction, nothing shall have occurred since December 31, 1995 (and the Banks shall have become aware of no facts, conditions or other information not previously known) which the Agent or the Required Banks reasonably believe could have a material adverse effect on the rights or remedies of the Agent or the Banks, or on the ability of any Credit Party to perform its obligations to the Agent and the Banks or which the Agent or the Required Banks reasonably believe would have a material adverse effect on the Transaction or a Material Adverse Effect.

                  (b) On or prior to the Initial Borrowing Date, all necessary and material governmental (domestic and foreign) and third party approvals in connection with the Transaction and the transactions contemplated by the Credit Documents and otherwise referred to herein or there in shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction and the trans actions contemplated by this Agreement. Additionally, there shall not exist any judgment, order, in junction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction or the transactions contemplated by this Agreement.

                  5.15 Litigation. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or, to the knowledge of the Borrower or Holdings, threatened with respect to the Transaction or this Agreement or any documentation executed in connection therewith, or which the Agent or the Required Banks shall reasonably believe could have a materially adverse effect on the Transaction or a Material Adverse Effect.

                  5.16 Solvency Certificate; Environmental Analyses; Insurance. On or prior to the Initial Borrowing Date, the Borrower shall cause to be delivered to the Agent:

                  (i) a solvency opinion from Brownstone Associates Incorporated, addressed to the Agent and each of the Banks and dated the Initial borrowing Date and supporting the conclusions, that, after giving effect to the Transaction and the incurrence of all financings contemplated herein, the Borrower (on a stand-alone basis) and Holdings and its Subsidiaries (on a consolidated basis) are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature and become due;

                  (ii) a solvency certificate addressed to the Agent and each of the Banks and dated the Initial Borrowing Date from the Chief Executive Officer of the Borrower, which solvency certificate shall be in the form of Exhibit L attached hereto (appropriately completed) expressing opinions of value and other appropriate factual information regarding the sol vency of Holdings and its Subsidiaries (on a consolidated basis), and the Borrower (on a stand-alone basis), after giving effect to the Transaction and the incurrence of all financings contemplated herein;

                  (iii) environmental assessments from facilities owned or operated by the Borrower and its Subsidiaries, the results of which shall be in form and substance reasonably satisfactory to the Agent and the Required Banks; and

                  (iv)  evidence of insurance complying with the requirements of
         Section 8.03 for the business and properties of the Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Agent and the Required Banks and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be canceled or revised without 30 days prior written notice by the insurer to the Collateral Agent.

                  5.17 Pro Forma Balance Sheet. (a) On the Initial Borrowing Date, the Banks shall have received the unaudited projected pro forma consolidated balance sheet of Holdings both immediately before and immediately after giving effect to the Transaction and the incurrence of all Indebtedness (including the Revolving Loans) contemplated herein, which projected pro forma consolidated balance sheet shall be (i) based upon the projected balance sheet as of the Effective Date prepared on a basis consistent with the Projections and the financial statements delivered pursuant to Section 7.05(a) except as specifically set forth in the notes to such balance sheets, and (ii) in form and substance reasonably satisfactory to the Agent and the Required Banks.

                  (b) On or prior to the Initial Borrowing Date, the Banks shall have received the financial statements referred to in Section 7.05(a) and the Projections described in Section 7.05(d), which projections shall be in form and substance reasonably satisfactory to the Agent and the Required Banks.

                  5.18 Officer's Certificate. On the Initial Borrowing Date, the Agent shall have received a certificate dated such date signed by an Authorized Officer of the Borrower stating that all of the applicable conditions set forth in Sections 5.06, 5.07, 5.14, 5.15 and 6.01 exist as of such date.

                  SECTION 6. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of each Bank to make Revolving Loans (including Revolving Loans made on the Initial Borrowing Date), and the obligation of the Issuing Bank to issue any Letter of Credit (including Letters of Credit issued on the Initial Borrowing Date), is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                  6.01 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in any other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  6.02 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Revolving Loan, the Agent shall have received the notice required by Section 1.03(a).

                  (b) Prior to the issuance of each Letter of Credit, the Agent and the Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 2.02.

                  The acceptance of the proceeds of, and any Letter of Credit issued with respect to, each Credit Event shall constitute a representation and warranty by the Borrower to the Agent and each of the Banks that all the conditions specified in Section 5 and in this Section 6 and applicable to such Credit Event exist as of that time (except to the extent that any of the conditions specified in Section 5 are required to be satisfactory to or determined by any Bank, the Required Banks and/or the Agent). All of the Revolving Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Agent at the Notice Office for the account of each of the Banks and, except for the Revolving Notes, in sufficient counterparts or copies for each of the Banks and shall be in form and substance reasonably satisfactory to the Banks.

                  SECTION 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Banks to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each of Holdings and the Borrower make the following representations, warranties and agreements, in each case after giving effect to the Transaction consummated on the Initial Borrowing Date, all of which shall survive the execution and delivery of this Agreement and the Revolving Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on the date of each such Credit Event (including the Initial Borrowing Date) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  7.01  Corporate Status. Holdings and each of its Subsidiaries
(i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  7.02 Corporate Power and Authority. Each Credit Party has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality,
(ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the material properties or assets of Holdings or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Holdings or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of Holdings or any of its Subsidiaries.

                  7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Initial Borrowing
Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance in all material respects of any Document or (ii) the legality, validity, binding effect or enforceability of any such Document.

                  7.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) (i) The audited consolidated statements of financial condition of the Borrower and its Subsidiaries as of December 31, 1993, 1994 and 1995 and the related consolidated statements of income and cash flow and changes in shareholders' equity of Holdings and its Subsidiaries, and the notes thereto for the fiscal years ended on such dates and (ii) the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as of September 30, 1996, and the related consolidated statements of income and cash flow for the nine-month period ended on such date, in each case furnished to the Banks prior to the Effective Date, present fairly the financial condition of Holdings and its Subsidiaries at the date of such statements of financial condition and the results of the operations of Holdings and its Subsidiaries for the respective Fiscal Year or nine-month period, as the case may be, described therein (subject, in the case of unaudited financial statements, to ordinary year-end adjustments). All such financial statements have been prepared in accordance with GAAP consistently applied, except, in the case of nine-month statements, for the omission of footnotes and ordinary year-end adjustments. After giving effect to the Transaction, since December 31, 1995, there have been no circumstances or events the result of which has had a Material Adverse Effect.

                  (b) On and as of the Initial Borrowing Date, after giving effect to the Transaction and to all Indebtedness (including the Revolving Loans) being incurred or assumed and Liens created by Holdings and its Subsidiaries in connection therewith (assuming the full utilization of all Revolving Loan Commitments on the Initial Borrowing Date),
(i) the sum of the assets, at a fair valuation, of each of the Borrower, individually, and Holdings and its Subsidiaries taken as a whole, will exceed its or their debts; (ii) each of the Borrower, individually, and Holdings and its Subsidiaries taken as a whole, have not incurred and do not intend to incur, and do not believe that it or they will incur, debts beyond its or their ability to pay such debts as such debts mature; and (iii) each of the Borrower, individually, and Holdings and its Subsidiaries taken as a whole, will have sufficient capital with which to conduct its or their businesses. For purposes of this Section 7.05(b), "debt" means any liability on a claim, and "claim" means (A) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (B) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (c) Except as fully disclosed in the financial statements delivered pursuant to Section 7.05(a), there were as of the Initial Borrowing Date no liabilities or obligations with respect to Holdings or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would have a Material Adverse Effect. As of the Initial Borrowing Date, neither Holdings nor the Borrower knows of any basis for the assertion against it of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 7.05(a) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (d) On and as of the Initial Borrowing Date, the financial projections (the "Projections") previously delivered to the Agent and the Banks have been prepared on a basis consistent with the financial statements referred to in Section 7.05(a) (other than as set forth or presented in such Projections), and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information regarding the matters reported therein. On the Initial Borrowing Date, the Borrower believed that the Projections were reasonable and attain able.

                  7.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of Holdings and the Borrower, threatened, with respect to Holdings or any of its Subsidiaries (i) that are likely to have a Material Adverse Effect or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or on the ability of any Credit Party to perform its respective obligations to the Banks hereunder and under the other Credit Documents to which it is, or will be, a party. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

                  7.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of Holdings or any of its Subsidiaries in writing to the Agent or any Bank (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of such Persons in writing to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                  7.08 Use of Proceeds; Margin Regulations. (a) Up to $3,600,000 of the proceeds of Revolving Loans incurred on the Initial Borrowing Date shall be used by the Borrower (i) to effect the Transaction and (ii) to pay fees and expenses related to the Transaction.

                  (b) All proceeds of all Revolving Loans shall be used for the Borrower's and its Subsidiaries' general corporate and working capital purposes (excluding the purposes described in preceding clause (a)).

                  (c) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation G, T, U or X.

                  7.09 Tax Returns and Payments. Holdings and each of its Subsidiaries have timely filed or caused to be timely filed, on the due dates thereof or within applicable grace periods, with the appropriate taxing authority, all Federal and all material state and other returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of Holdings and/or any of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of Holdings and its Subsidiaries for the periods covered thereby. Holdings and each of its Subsidiaries have paid all material taxes payable by them other than taxes which are not delinquent, and other than those contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. Except as disclosed in the financial statements referred to in Section 7.05(a), there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of Holdings and the Borrower, threatened by any authority regarding any taxes relating to Holdings or any of its Subsidiaries. As of the Initial Borrowing Date, neither Holdings nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Holdings or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither Holdings nor any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the consummation of the Transaction and the other transactions contemplated hereby.

                  7.10 Compliance with ERISA. Each Plan (other than a multiemployer plan (as defined in Section 4001(a)(3) of ERISA)) is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan (other than a multiemployer plan (as defined in Section 4001(a)(3) of ERISA)); no Plan is insolvent or in reorganization; no Plan other than a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency, or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; all contributions required to be made by Holdings, any of its Subsidiaries or any ERISA Affiliate with respect to a Plan have been timely made; none of Holdings or any of its Subsidiaries nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069,
4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or 4980 of the
Code or reasonably expects to incur any material liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan; no condition exists which presents a material risk to Holdings or any of its Subsidiaries or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the annual aggregate liability of Holdings, its Subsidiaries and their ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not increase by more than $2,000,000 over the average amount contributed to such Plans during the five years preceding the most recent Credit Event by Holdings, its Subsidiaries and their ERISA Affiliates; no lien imposed under the Code or ERISA on the assets of Holdings or any of its Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Holdings and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in
Section 3(2) of ERISA) the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of any Credit Party to perform its obligations under the Credit Documents to which they are a party.

                  7.11 Security Documents. (a) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Security Agreement Collateral described therein, and the Security Agreement, upon the filing of Form UCC-1 financing statements or the appropriate equivalent, creates a fully perfected first lien on, and security interest in, all right, title and interest in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of the Assignment of Security Interest in U.S. Patents and Trademarks in the form attached to the Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective, under applicable law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the Security Agreement and the recordation of the Assignment of Security Interest in U.S. Copyrights in the form attached to the Security Agreement with the United States Copyright Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective under federal law to perfect the security interest granted to the Collateral Agent in the copyrights covered by the Security Agreement. Each of the Credit Parties party to the Security Agreement has good and valid title to all Security Agreement Collateral described therein, free and clear of all Liens except those described above in this clause (a).

                  (b) The security interests created in favor of the Collateral Agent, as pledgee, for the benefit of the Secured Creditors under the Pledge Agreement constitute first priority perfected security interests in the Pledged Securities described in the Pledge Agreement, subject to no security interests of any other Person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the Pledge Agreement.

                  (c) After the recording thereof as required by Section 5.11, the Mortgages shall create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third persons (except that the security interest and mortgage lien created in the Mortgaged Properties may be subject to the Permitted Encumbrances and the Permitted Liens described in Section 9.01(ix) related thereto) and subject to no other Liens (other than Permitted Liens). Schedule III hereto contains a true and complete list of each parcel of Real Property owned or leased by the Borrower and its Subsidiaries on the Effective Date, and the type of interest therein held by the Borrower or such Subsidiary. The Borrower and each of its Subsidiaries have good and indefeasible title to all fee-owned Real Property and valid leasehold title to all Leaseholds, in each case free and clear of all Liens except those described in the first sentence of this subsection (c).

                  7.12 Representations and Warranties in Documents. All representations and warranties by Holdings and, to the knowledge of Holdings and the Borrower, any other party thereto, set forth in the Documents (other than the Credit Documents) were true and correct in all material respects at the time as of which such representations and warranties were made and shall be true and correct in all material respects as to the Initial Borrowing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, in each case except to the extent that the failure of any such representation and warranty to be true and correct in all material respects, either individually or in the aggregate with other such representations and warranties, is not reasonably likely to have a Material Adverse Effect.

                  7.13 Properties. Holdings and each of its Subsidiaries have good and valid title to all properties owned by them, including all property reflected in the balance sheets of the Borrower and its Subsidiaries referred to in Section 7.05(a) and in the pro forma balance sheet referred to in Section 5.16(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or in accordance with the terms of this Agreement), free and clear of all Liens, other than Permitted Liens.

                  7.14 Capitalization. (a) On the Initial Borrowing Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of Holdings shall consist of (i) 100,000,000 shares of Holdings Common Stock, $0.01 par value per share, of which 38,950,000 shares shall be issued and outstanding and (ii) 20,000,000 shares of preferred stock of Holdings, $0.01 par value per share, of which no shares shall be issued and out standing. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. As of the Initial Borrowing Date and after giving effect to the Transaction and the other transactions contemplated hereby, Holdings does not have outstanding any securities convertible into or exchangeable for its capital stock.

                  (b) On the Initial Borrowing Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of the Borrower shall consist of 3,000 shares of common stock, $0.01 par value per share, of which 100 shares shall be issued and outstanding, owned by Holdings, and delivered for pledge pursuant to the Pledge Agreement. All such outstanding shares of common stock have been duly and validly issued, are fully paid and non assessable and are free of preemptive rights. As of the Initial Borrowing Date, the Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or out standing any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  7.15 Subsidiaries. On the Initial Borrowing Date, after the consummation of the Transaction, Holdings has no Subsidiaries other than the Borrower and its Subsidiaries, and the Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule IV attached hereto. Schedule IV correctly sets forth, as of the Initial Borrowing Date and after giving effect to the Transaction, the percentage ownership (direct or indirect) of Holdings in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof. All outstanding shares of capital stock of each Subsidiary of the Borrower have been duly and validly issued, are fully paid and nonassessable and have been issued free of preemptive rights. No Subsidiary of the Borrower has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

                  7.16 Compliance with Statutes, etc. Except for matters relating to the compliance by Holdings and its Subsidiaries with Environmental Laws, which matters are governed by the

Environmental Indemnity Agreement, Holdings and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  7.17 Investment Company Act. Neither Holdings nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7.18 Public Utility Holding Company Act. Neither Holdings nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility
Holding Company Act of 1935, as amended.

                  7.19 Labor Relations. Neither Holdings nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, threatened against any of them, before the National Labor Relations Board, and no material grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, threatened against any of them,
(ii) no strike, labor dispute, slowdown or stoppage pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, threatened against Holdings or any of its Subsidiaries and (iii) to the best knowledge of Holdings and the Borrower, no union representation proceeding is pending with respect to the employees of Holdings or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as is not likely to have a Material Adverse Effect.

                  7.20 Patents, Licenses, Franchises and Formulas. Holdings and each of its Subsidiaries owns all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, reasonably necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would result in a Material Adverse Effect.

                  7.21 Indebtedness. Schedule V attached hereto sets forth a true and complete list of all Indebtedness for borrowed money of Holdings and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect thereto (excluding the Indebtedness hereunder) (the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt, all of which shall be evidenced by the Existing Debt Agreements.

                  7.22 Recapitalization. At the time of consummation thereof, the Recapitalization shall have been consummated in all material respects in accordance with the terms of the respective Recapitalization Documents and all applicable laws. At the time of consummation of the Recapitalization, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Recapitalization will have been obtained, given, filed or taken and are or will be in full force and effect. All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Recapitalization. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Recapitalization, or the occurrence of any Credit Event or the performance by any Credit Party of its obligations under the respective Documents. All actions taken by Holdings and its Subsidiaries pursuant to or in furtherance of the Recapitalization have been taken, or will be taken substantially contemporaneously with the funding of initial Revolving Loans on the Initial Borrowing Date, in compliance with the Recapitalization Documents and all applicable laws.

                  7.23 Special Purpose Corporation. Holdings engages in no business activities and has no significant assets or liabilities (other than under this Agreement, the other Credit Documents and the Recapitalization Documents).

                  7.24 Subordination. The subordination provisions contained in the Senior Subordinated Note Documents are enforceable against the Borrower and the holders thereof, and all Obligations shall be within the definition of "Senior Debt" included in such subordination provisions.

                  SECTION 8. AFFIRMATIVE COVENANTS. Holdings and the Borrower hereby covenant and agree that on and after the Effective Date and until the Total Revolving Loan Commitment and all Letters of Credit have terminated and the Revolving Loans, Revolving Notes and Unpaid Drawings, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

                  8.01 Information Covenants. Holdings and/or the Borrower will furnish to each Bank:

                  (a) Monthly Reports. Within 30 days (45 days with respect to the first six fiscal months after the date hereof) after the end of each fiscal month of the Borrower (other than the fiscal months of March, June, September and December) and within 45 days after the end of the fiscal months of March, June, September and December, (i) the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statements of income and retained earnings and statement of cash flows for such month and for the elapsed portion of the Fiscal Year ended with the last day of such month, in each case setting forth comparative figures for the corresponding month in the prior Fiscal

         Year and the budgeted figures for such month as set forth in the respective budget delivered pursuant to Section 8.01(d) and (ii) management's discussion and analysis of the important operational and financial developments during the month and year-to-date periods.

                  (b) Annual Financial Statements. Within 90 days after the close of each Fiscal Year, the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income and retained earnings and statement of cash flows for such Fiscal Year setting forth comparative figures for the preceding Fiscal Year and certified by Arthur Andersen LLP or such other independent certified public accountants of recognized national standing reasonably acceptable to the Agent, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of Holdings and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing under Sections 9.04, 9.05 or 9.07 through
         9.10 inclusive or, if in the opinion of such accounting firm such a Default or an Event of Default with respect to the covenants set forth in Sections 9.04, 9.05, or 9.07 through 9.10, inclusive has occurred and is continuing, a statement as to the nature thereof.

                  (c) Management Letters. Promptly after the receipt thereof, a copy of any final "management letter" received by Holdings or any of its Subsidiaries from its certified public accountants and the management's responses thereto.

                  (d) Budgets. No later than 45 days following the commencement of the first day of each Fiscal Year, a budget in form reasonably satisfactory to the Agent (including budgeted statements of income and cash flow and balance sheets) prepared by the Borrower for each of the twelve months of such Fiscal Year prepared in detail of the Borrower and its Subsidiaries, accompanied by the statement of an Authorized Officer of the Borrower to the effect that, to the best of his or her knowledge, the budget is a reasonable estimate for the period covered thereby.

                  (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a) and (b), a certificate of an Authorized Officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall, in the case of any such financial statements delivered in respect of a period ending on the last day of a fiscal quarter or year of Holdings, set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 4.02(d), 9.03, 9.04, 9.05 and 9.07 through 9.10, inclusive, at the end of such fiscal quarter or year, as the case may be.

                  (f) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of Holdings or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and (ii) any litigation or governmental investigation or proceeding pending (A) against Holdings or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, (B) with respect to any material Indebtedness of the Borrower and its Subsidiaries taken as a whole or (C) with respect to any Document.

                  (g) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which Holdings or any of its Subsidiaries shall file with the Securities and Exchange Commission or any successor thereto (the "SEC") or deliver to holders of its Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor).

                  (h) Annual Meetings with Banks. At the request of Agent, Holdings shall within 120 days after the close of each Fiscal Year hold a meeting at a time and place selected by Holdings and acceptable to the Agent with all of the Banks at which meeting shall be re viewed the financial results of the previous Fiscal Year and the financial condition of Holdings and its Subsidiaries and the budgets presented for the current Fiscal Year.

                  (i) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to Holdings or its Subsidiaries as any Bank may reasonably request in writing.

                  8.02 Books, Records and Inspections. Holdings will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Holdings will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent or any Bank to visit and inspect, during regular business hours and under guidance of officers of Holdings or such Subsidiary, any of the properties of Holdings or such Subsidiary, and to examine the books of account of Holdings or such Subsidiary and discuss the affairs, finances and accounts of Holdings or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Agent or such Bank may request.

                  8.03 Maintenance of Property; Insurance. (a) Schedule VI attached hereto sets forth a true and complete listing of all insurance maintained by Holdings and its Subsidiaries as of the Initial Borrowing Date. Holdings will, and will cause each of its Subsidiaries to, (i) keep all property necessary in its business in good working order and condition (ordinary wear and tear excepted), (ii) maintain insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and (iii) furnish to each Bank, upon written request, full information as to the insurance carried. In addition to the requirements of the immediately preceding sentence, Holdings will at all times cause insurance of the types described in Schedule VI to be maintained (with the same scope of coverage as that described in Schedule VI) at levels which are at least as great as the respective amount described opposite the respective type of insurance on Schedule VI or otherwise as are acceptable to the Agent. Holdings will furnish to the Agent on the Initial Borrowing Date and on each date on which financial statements are delivered pursuant to Section 8.01(b) a summary of the insurance carried in respect of Holdings and its Subsidiaries and the assets of Holdings and its Subsidiaries.

                  (b) Holdings will, and will cause its Subsidiaries to, at all times keep their respective property insured in favor of the Collateral Agent, and all policies (including Mortgage Policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by Holdings or any of its Subsidiaries) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee or as an additional insured), (ii) shall state that such insurance policies shall not be canceled without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors,
(iv) shall contain the standard non-contributory mortgagee clause endorsement in favor of the Collateral Agent with respect to hazard insurance coverage, (v) shall, except in the case of public liability insurance and workers' compensation insurance, provide that any losses shall be payable notwithstanding (A) any act or neglect of Holdings or any of its Subsidiaries,
(B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties if such coverage is available at commercially reasonable rates or (D) any change in the title to or ownership or possession of the insured properties and (vi) shall be deposited with the Collateral Agent if such coverage is available at commercially reasonable rates.

                  (c) If Holdings or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 8.03, or if Holdings or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Agent and/or the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Agent or the Collateral Agent as the case may be, for all costs and expenses of procuring such insurance.

                  8.04 Corporate Franchises. Holdings will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 8.04 shall prevent (i) sales of assets by Holdings or any of its Subsidiaries in accordance with Section 9.02 or (ii) the withdrawal by Holdings or any of its Subsidiaries of their qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a Material Adverse Effect.

                  8.05 Compliance with Statutes, etc. Except for matters relating to compliance by Holdings and its Subsidiaries with Environmental Laws, which matters are governed by the Environmental Indemnity Agreement, Holdings and the Borrower will, and will cause each of their respective Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of any Credit Party to perform its obligations under any Credit Document to which it is a party.

                  8.06 ERISA. As soon as possible and, in any event, within 20 days after Holdings or any of its Subsidiaries or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, Holdings or the Borrower will deliver to each of the Banks a certificate of an Authorized Officer of Holdings or the Borrower setting forth details as to such occurrence and the action, if any, that Holdings, the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Holdings, the Borrower, such Subsidiary, the ERISA Affiliate, the PBGC, or a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application is likely to be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a contribution required to be made to a Plan has not been timely made; that a Plan has been or is reasonably expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings are likely to be or have been instituted or notice has been given to terminate or appoint a trustee to administer a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that Holdings, any of its Subsidiaries or any ERISA Affiliate will or is reasonably expected to incur any material liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA; or that Holdings or any Subsidiary is reasonably expected to incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA). Upon request, the Borrower will deliver to each of the Banks a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of any material notices received by Holdings or any of its Subsidiaries or any ERISA Affiliate with respect to any Plan shall be delivered to the Banks no later than 20 days after the date such notice has been received by Holdings, such Subsidiary or the ERISA Affiliate, as applicable.

                  8.07 End of Fiscal Years; Fiscal Quarters. Holdings shall cause (i) each of its, and each of its Subsidiaries', Fiscal Years to end on December 31 of each year, and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

                  8.08 Performance of Obligations. Holdings will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  8.09 Payment of Taxes. Holdings will pay and discharge or cause to be paid and discharged, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any material properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of Holdings or any of its Subsidiaries; provided, however, that neither Holdings nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

                  8.10 Additional Security; Further Assurances; Surveys. (a) Holdings will, and will cause each of its Subsidiaries to, grant to the Collateral Agent security interests and mortgages (an "Additional Mortgage") in such fee simple interests of Real Property of Holdings or any of its Subsidiaries as are not covered by the original Mortgages, to the extent acquired after the Effective Date, and as may be reasonably requested from time to time by the Agent or the Required Banks (each such Real Property, an "Additional Mortgaged Property"). All such Additional Mortgages shall be granted pursuant to documentation substantially in the form of the Mortgages delivered to the Agent on the Effective Date or in such other form as is reasonably satisfactory to the Agent and shall constitute valid and enforceable perfected Liens superior to and prior to the rights of all third Persons and subject to no other Liens except as are permitted by Section 9.01 at the time of perfection thereof. The Additional Mortgages or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

                  (b) Holdings will, and will cause each of its Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/ or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require pursuant to this
Section 8.10. Furthermore, Holdings and the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be requested by the Collateral Agent to assure itself that this Section 8.10 has been complied with.

                  (c) The security interests required to be granted pursuant to this Section 8.10 shall be granted pursuant to security documentation (which shall be substantially similar to the Security Documents already executed and delivered by the Holdings and its Subsidiaries, as applicable) or otherwise satisfactory in form and substance to the Agent and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except such Liens as are permitted by
Section 9.01. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the respective Secured Creditors, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of the Additional Security Documents, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, Mortgage Policies, title surveys, real estate appraisals and other related documents as may be reasonably requested by the Agent or the Required Banks to assure themselves that this Section 8.10 has been complied with.

                  (d) In the event that the Agent or the Required Banks at any time after the Effective Date determine in its or their good faith discretion that real estate appraisals satisfying the requirements of FIRREA (any such appraisal a "Required Appraisal") are or were required to be obtained, or should be obtained, in connection with the Mortgaged Properties, then, within 120 days after receiving written notice thereof from the Agent or the Required Banks, as the case may be, such Required Appraisal shall be delivered, at the expense of the Borrower, to the Agent which Required Appraisal, and the respective appraiser, shall be satisfactory to the Agent.

                  (e) Each of Holdings and the Borrower agrees that each action required above by Section 8.10(a) or (b) shall be completed as soon as possible, but in no event later than 60 days after such action is requested to be taken by the Agent or the Required Banks.

                  8.11 Ownership of Subsidiaries. Holdings shall at all times own 100% of the outstanding capital stock of the Borrower and the Borrower shall directly or indirectly own 100% of the capital stock of each of its Subsidiaries (except as otherwise described on Schedule IV hereto as in effect on the date hereof) and which may be created after the Initial Borrowing Date in accordance with Section 9.15.

                  8.12 Maintenance of Corporate Separateness. Holdings will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities, including the maintenance of corporate records. Neither the Borrower nor any Subsidiary of the Borrower shall make any payment to a creditor of Holdings (other than a Guaranteed Creditor pursuant to any Credit Document, Tax Sharing Agreement or an Interest Rate Protection Agreement or Other Hedging Agreement entered into with any such Guaranteed Creditor) in respect of any liability of Holdings, and no bank account of Holdings shall be commingled with any bank account of the Borrower or any Subsidiary of the Borrower. Any financial statements distributed to any creditors of Holdings shall, to the extent permitted by GAAP, clearly establish the corporate separateness of Holdings from the Borrower and each of the Borrower's Subsidiaries. Finally, neither the Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of Holdings on the one hand and of the Borrower or any Subsidiary of the Borrower on the other hand being ignored, or in the assets and liabilities of the Borrower or any Subsidiary of the Borrower being substantively consolidated with those of Holdings in a bankruptcy, reorganization or other insolvency proceeding.

                  8.13 Repayment of SBA Loan. The Borrower shall cause the SBA Loan to be repaid in full and all Liens securing the same to be released on or prior to January 31, 1997.

                  SECTION 9. NEGATIVE COVENANTS. Holdings and the Borrower covenant and agree that on and after the Effective Date and until the Total Revolving Loan Commitment and all Letters of Credit have terminated and the Revolving Loans, Revolving Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  9.01 Liens. Holdings will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of Holdings or any of its Subsidiaries, whether now owned or here after acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to Holdings or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided, however, that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                  (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, material men's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (A) which do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (B) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Effective Date which are listed, and the property subject thereto described, on Schedule VII attached hereto, but only to the respective date, if any, set forth in such Schedule VII for the removal and termination of any such Liens, plus renewals, replacements and extensions of such Liens (other than Liens securing the SBA Loan) to the extent set forth on Schedule VII, provided that (A) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal or extension and (B) any such renewal or extension does not encumber any additional assets or properties of Holdings or any of its Subsidiaries;

                  (iv)   Permitted Encumbrances;

                  (v)    Liens created pursuant to the Security Documents;

                  (vi) licenses, leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of Holdings and its Subsidiaries taken as a whole;

                  (vii) Liens upon assets subject to Capitalized Lease Obligations to the extent permitted by Section 9.04, provided that (A) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (B) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any Subsidiary of the Borrower;

                  (viii) Liens placed upon equipment or machinery used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of acquisition thereof by the Borrower or any such Subsidiary or within 120 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, and all renewals, replacements and extensions thereof, provided that (A) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (viii) shall not at any time exceed $2,000,000 at any time outstanding and (B) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Borrower or such Subsidiary;

                  (ix) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                  (x) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

                  (xi) Liens arising out of the existence of judgments or awards not constituting an Event of Default under Section 10.09, provided that no cash or property is deposited or delivered to secure the respective judgment or award (or any appeal bond in respect thereof, except as permitted by following clause (xiii));

                  (xii) statutory and contractual landlords' liens under leases to which the Borrower or any of its Subsidiaries is a party;

                  (xiii) Liens (other than any Lien imposed by ERISA) (A) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security or (B) to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) and (C) deposits made in the ordinary course of business to secure liability for premiums to insurance carriers, provided that the aggregate amount of deposits at any time pursuant to clauses (B) and (C) shall not exceed $500,000 in the aggregate;

                  (xiv) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement;

                  (xv) Liens in favor of a banking institution arising as a matter of law encumbering the deposits (including the right of setoff) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;

                  (xvi) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods;

                  (xvii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business in accordance with the past practices of the Borrower and its Subsidiaries prior to the Initial Borrowing Date;

                  (xviii) Deposits made to secure statutory obligations in the form of excise taxes;

                  (xix) Liens arising out of barter transactions or arrangements for the sale or purchase of goods or services entered into by the Borrower or any of its Subsidiaries in the ordinary course of business in accordance with the past practices of the Borrower and its Subsidiaries prior to the Initial Borrowing Date;

                  (xx) Liens on cash collateral not to exceed $500,000 arising in connection with Other Hedging Agreements permitted under
         Section 9.05(xiii); and

                  (xxi)  Liens not otherwise permitted by the foregoing clauses
         (i) through (xx) to the extent attaching to properties and assets with an aggregate fair value not in excess of, and securing liabilities not in excess of, $1,000,000 in the aggregate at any time outstanding.

                  9.02 Consolidation; Merger; Purchase or Sale of Assets; etc. Holdings will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related trans actions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials, equipment and intangible assets in the ordinary course of business) of any Person, except that the following shall be permitted:

                  (i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of
         Section 9.07;

                  (ii) each of the Borrower and its Subsidiaries may (A) in the ordinary course of business, sell, lease or otherwise dispose of any assets which, in the reasonable judgment of such Person, are obsolete, worn out or otherwise no longer useful in the conduct of such Person's business and (B) sell, lease or otherwise dispose of any other assets, provided that the aggregate Net Sale Proceeds of all assets subject to sales or other dispositions pursuant to this clause
         (ii) which are not reinvested to acquire Reinvestment Assets in accordance with Section 4.02(d) shall not exceed $1,000,000 in any Fiscal Year;

                  (iii) sales of assets the Net Sale Proceeds of which are used to acquire Reinvestment Assets in accordance with Section 4.02(d);

                  (iv)   investments may be made to the extent permitted by
         Section 9.05;

                  (v) each of the Borrower and its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 9.04);

                  (vi) each of the Borrower and its Subsidiaries may make sales or transfers of inventory in the ordinary course of business and consistent with past practices (including, without limitation, sales or transfers of inventory by the Borrower to its Subsidiaries so long as at fair market value);

                  (vii)  the Recapitalization shall be permitted;

                  (viii) the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business (A) which are overdue or (B) which the Borrower may reasonably determine are difficult to collect, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

                  (ix) transfers of condemned property to the respective governmental authority or agency that have condemned same (whether by deed in lieu of condemnation or otherwise), and transfers of properties that have been subject to a casualty to the respective insurer of such property or its designee as part of an insurance settlement, so long as the proceeds thereof are applied as required by
         Section 4.02(e);

                  (x) license or sublicenses by the Borrower and its Subsidiaries of software, trademarks and other intellectual property in the ordinary course of business and which do not materially interfere with the business of the Borrower or any Subsidiary;

                  (xi) the Borrower or any Subsidiary may enter into consignment arrangements (as consignor or as consignee) or similar arrangements for the sale of goods in the ordinary course of business and consistent with the past practices of the Borrower and its Subsidiaries prior to the Effective Date;

                  (xii) the Borrower or any Domestic Wholly-Owned Subsidiary of the Borrower may transfer assets to or lease assets to or acquire or lease assets from the Borrower or any other Domestic Wholly-Owned Subsidiary or any Domestic Wholly-Owned Subsidiary may be merged into the Borrower (as long as the Borrower is the surviving corporation of such merger) or any other Domestic Wholly-Owned Subsidiary of the Borrower; and

                  (xiii) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may acquire assets or the capital stock of any Person (any such acquisition permitted by this clause (xiii), a "Permitted Acquisition"), provided, that (i) such Person (or the assets so acquired) was, immediately prior to such acquisition, engaged (or used) primarily in the business permitted pursuant to Section 9.13(a), (ii) if such acquisition is structured as a stock acquisition, then either (A) the Person so acquired becomes as Wholly-Owned Subsidiary of the Borrower or (B) such Person is merged with and into the Borrower or a Wholly-Owned Subsidiary of the Borrower (with the Borrower or such Wholly-Owned Subsidiary being the surviving corporation of such merger), and in any case, all of the provisions of Section 9.14 have been complied with in respect of such Person, (iii) any Liens or Indebtedness assumed or issued in connection with such acquisition are otherwise permitted under Section
         9.01 or 9.04, as the case may be and (iv) the aggregate amount of consideration paid by the Borrower or any other Person in connection with all such Permitted Acquisitions shall not exceed $10,000,000.

To the extent the Required Banks waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 9.02, such Collateral (unless sold to Holdings or a Subsidiary of Holdings) shall be sold free and clear of the Liens created by the

Security Documents, and the Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

                  9.03 Dividends. Holdings will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to Holdings or any of its Subsidiaries, except that:

                  (i) any Subsidiary of the Borrower may pay Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower;

                  (ii) the Borrower may pay cash Dividends to Holdings for the purpose of paying, so long as all proceeds thereof are promptly used by Holdings to pay, its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including, without limitation, legal and accounting expenses and similar expenses);

                  (iii) the Borrower may pay cash Dividends to Holdings for the purpose of paying, so long as all proceeds thereof are promptly used by Holdings to pay, franchise taxes and federal, state and local income taxes and interest and penalties with respect thereto, if any, payable by Holdings, provided that any refund shall be promptly returned by Holdings to the Borrower;

                  (iv) the Borrower may pay cash Dividends to Holdings for the purpose of paying, so long as all proceeds thereof are promptly used by Holdings to pay, management fees or executive compensation to the extent such management fees or executive compensation are permitted by
         Section 9.06(iv);

                  (v) Holdings may repurchase Holdings Common Stock and/or options to purchase Holdings Common Stock held by individual directors, executives, officers, members of management, employees or consultants of Holdings or any of its Subsidiaries upon the death, disability, retirement or termination of such individual director, executive, officer, member of management, employee or consultant or the exercise of such options in accordance with replacement option and performance option agreements entered into as part of the Transaction and future option agreements entered into in the ordinary course of business; provided, however, that (A) no Default or Event of Default then exists or would result therefrom and (B) the aggregate amount of cash expended by Holdings pursuant to this clause (v) shall not exceed $5,000,000 in the aggregate (plus the amount of cash proceeds received by Holdings from reissuance to a new individual director, executive, officer, member of management, employee or consultant of Holdings or any of its Subsidiaries of such Holdings Common Stock as a result of such individual replacing a then employed or retained individual director, executive, officer, member of management, employee or consultant of Holdings or any of its Subsidiaries); and provided further, that Holdings may purchase, redeem or otherwise acquire common stock of Holdings (or options to purchase such common stock) pursuant to this clause (v) without regard to restrictions set forth in the first proviso above for consideration consisting of the proceeds of key man life insurance obtained for the purposes described in this clause (v);

                  (vi) the Borrower may pay cash Dividends to Holdings for the purpose of enabling Holdings to make the purchases referred to in clause (v) above, so long as all proceeds thereof are promptly used by Holdings to make such purchases and/or pay such Dividends;

                  (vii) the Borrower may pay cash Dividends to Holdings for the purpose of enabling Holdings to consummate the Recapitalization; and

                  (viii) Holdings may pay cash dividends, make distributions on its capital stock or make purchases or redemptions of its capital stock (and the Borrower may pay cash dividends or make distributions on its capital stock for purposes of enabling Holdings to make such dividends, distributions, purchases or redemptions) to the extent that the aggregate amount of all such dividends, distributions, purchases and redemptions from and after the Initial Borrowing Date to the date of the proposed dividend, distribution, purchase or redemption (after giving effect to such proposed dividend, distribution, purchase or redemption) would not exceed $5,000,000; provided, however, that no Event of Default or Default shall have occurred and be continuing before or after giving effect to any such proposed dividend, distribution, purchase or redemption.

                  9.04 Indebtedness. Holdings will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (ii) Existing Indebtedness shall be permitted to the extent the same is listed on Schedule V hereto, including any refinancings or renewals thereof (other than the SBA Loan), provided that (A) the aggregate principal amount of such Indebtedness does not increase from that amount outstanding at the time of any such renewal or refinancing and (B) the Weighted Average Life to Maturity of such Indebtedness is not decreased;

                  (iii) Indebtedness of the Borrower incurred under the Senior Subordinated Notes in an aggregate principal amount not to exceed $100,000,000 (as reduced by any repayments of principal thereof) and guarantees of such Indebtedness by any Subsidiary of the Borrower;

                  (iv) accrued expenses and current trade accounts payable incurred in the ordinary course of business;

                  (v) Indebtedness under Interest Rate Protection Agreements on terms reasonably acceptable to the Agent;

                  (vi) Indebtedness evidenced by Capitalized Lease Obligations to the extent permitted pursuant to Section 9.07;

                  (vii) intercompany Indebtedness of any Domestic Wholly-Owned Subsidiary of the Borrower owing to the Borrower or any other Domestic Wholly-Owned Subsidiary of the Borrower, or of the Borrower owing to any Domestic Wholly-Owned Subsidiary of the Borrower, to the extent permitted by Section 9.05(v) or (vi);

                  (viii) Indebtedness of any Wholly-Owned Subsidiary of the Borrower to the Borrower or another Wholly-Owned Subsidiary of the Borrower constituting the purchase price in respect of intercompany transfers of goods made in the ordinary course of business to the extent not constituting Indebtedness for borrowed money;

                  (ix) Indebtedness subject to liens permitted under Section 9.01(viii);

                  (x) Contingent Obligations of the Borrower or any Subsidiary as a guarantor of the lessee under any lease pursuant to which the Borrower or a Subsidiary is the lessee so long as such lease is otherwise permitted hereunder;

                  (xi) Indebtedness under Other Hedging Agreements (A) that are futures contracts for the purchase of raw materials used by the Borrower and its Subsidiaries incurred in the ordinary course of business and (B) otherwise, the liabilities of which shall not exceed $500,000 in the aggregate at any one time, on all terms acceptable to the Agent; and

                  (xii) additional indebtedness of the Borrower and its Subsidiaries not to exceed $5,000,000 in aggregate principal amount outstanding at any one time.

                  9.05 Advances, Investments and Loans. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, except that the following shall be permitted:

                  (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

                  (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents, provided that during any time that Revolving Loans of Non-Defaulting Banks are outstanding, the aggregate amount of cash and Cash Equivalents permitted to be held by the Borrower and its Subsidiaries shall not exceed $2,500,000 for any period of five consecutive days;

                  (iii) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective officers, directors and employees so long as the aggregate principal amount thereof at any time outstanding shall not exceed $500,000;

                  (iv) the Borrower may enter into Interest Rate Protection Agreements to the extent permitted by Section 9.04(v);

                  (v) any Domestic Wholly-Owned Subsidiary may make intercompany loans to the Borrower or any Domestic Wholly-Owned Subsidiary and the Borrower may make inter company loans and advances to any Domestic Wholly-Owned Subsidiary;

                  (vi) intercompany Indebtedness existing on the Effective Date to the extent such intercompany Indebtedness is evidenced by an intercompany note in the form of Exhibit M, which note is pledged by the holder thereof as Collateral pursuant to the Pledge Agreement;

                  (vii) the Borrower and it Subsidiaries may sell or transfer assets to each other to the extent permitted by Section 9.02;

                  (viii) the Borrower may establish Subsidiaries to the extent permitted by Section 9.11;

                  (ix) Holdings may repurchase Holdings Common Stock to the extent permitted by Section 9.03;

                  (x) promissory notes and other similar non-cash consideration received by the Borrower and its Subsidiaries in connection with dispositions permitted by Section 9.02 so long as the aggregate principal amount thereof does not exceed $1,000,000 at any one time outstanding;

                  (xi) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (xii) investments by the Borrower in or to any Domestic Wholly-Owned Subsidiary;

                  (xiii) the Borrower may enter into Other Hedging Agreements to the extent permitted by Section 9.04(xi);

                  (xiv)  Permitted Acquisition's shall be permitted; and

                  (xv) in addition to the foregoing, the Borrower and its Subsidiaries may make additional loans, advances and investments not to exceed $5,000,000 in the aggregate, net of any returns of capital.

                  9.06 Transactions with Affiliates. Holdings will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Holdings or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to Holdings or such Subsidiary as would reasonably be obtained by Holdings or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that:

                  (i) Dividends may be paid to the extent provided in Section 9.03;

                  (ii) loans may be made and other transactions may be entered into between the Borrower and its Subsidiaries to the extent permitted by Sections 9.02, 9.04 and 9.05;

                  (iii) customary fees may be paid to non-officer directors of Holdings;

                  (iv) Holdings and its Subsidiaries may enter into and make payments pursuant to employment arrangements with respect to the procurement of services of their respective officers and employees in the ordinary course of business;

                  (v) Holdings may make capital contributions to the Borrower;

                  (vi) Holdings and/or the Borrower may pay to Hicks, Muse & Co. Partners, L.P., the amount set forth in the Monitoring Agreement;

                  (vii) Holdings and/or any of its Subsidiaries may provide management services to, or receive management services on an arm's-length basis from, an Affiliate of Holdings or any of its Subsidiaries; and

                  (viii) the Borrower or any of its Subsidiaries may make payments required under that certain Stock Purchase Agreement dated September 27, 1996 relating to the acquisition of Vinyl Building Specialties of Connecticut, Inc. and Bishop Manufacturing Co. of New York, Inc. by the Borrower, as such Stock Purchase Agreement is in effect as of the Initial Borrowing Date.

                  Except as specifically provided above, no management or similar fees shall be paid or payable by Holdings or any of its Subsidiaries to any Person.

                  9.07 Capital Expenditures. (a) Holdings will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures except in accordance with this Section 9.07.

                  (b) Notwithstanding anything to the contrary contained in clause (a) above, during any Fiscal Year the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures made under this Section 9.07(b) does not exceed in any Fiscal Year set forth below the amount set forth opposite such Fiscal Year:

                   Fiscal Year                               Amount
                   -----------                               ------
                     1996                                 $4,500,000
                     1997                                 $4,750,000
                     1998                                 $5,000,000
                     1999                                 $5,250,000
                     2000                                 $5,500,000
                     2001                                 $5,750,000


                  (c) Notwithstanding anything to the contrary contained in clauses (a) or (b) above, to the extent that the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries pursuant to clause (b) above (excluding only those Capital Expenditures made pursuant to clause (d) below) in any Fiscal Year is less than the amount set forth above in clause (b) with respect to such Fiscal Year, up to 50% of the amount of such difference may be carried forward and used by the Borrower and its Subsidiaries to make Capital Expenditures in the immediately succeeding Fiscal Year.

                  (d) In addition to the Capital Expenditures permitted pursuant to preceding clauses (b) and (c), the Borrower and its Subsidiaries may make additional Capital Expenditures as follows: (i) Capital Expenditures consisting of the reinvestment of Net Sale Proceeds of asset sales not required to be applied to prepay the Loans pursuant to Section 4.02(b) as a result of
(A) clause (ii) of the first parenthetical phrase contained therein and (B) the acquisition of Reinvestment Assets pursuant to the proviso thereto, (ii) the reinvestment of proceeds of Recovery Events not required to be applied to prepay the Loans pursuant to Section 4.02(c), and (iii) Capital Expenditures constituting Permitted Acquisitions.

                  9.08 Minimum Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period ended on the last day of a fiscal quarter of the Borrower set forth below to be less than the amount set forth opposite such fiscal quarter below:


                Fiscal Quarter Ending                            Ratio
                --------------------                             -----
                December 31, 1996                                1.50:1
                March 31, 1997                                   1.50:1
                June 30, 1997                                    1.50:1
                September 30, 1997                               1.50:1

                December 31, 1997                                1.50:1
                March 31, 1998                                   1.65:1
                June 30, 1998                                    1.65:1
                September 30, 1998                               1.65:1
                December 31, 1998                                1.65:1
                March 31, 1999                                   1.80:1
                June 30, 1999                                    1.80:1
                September 30, 1999                               1.80:1
                December 31, 1999                                1.80:1
                March 31, 2000                                   2.00:1
                June 30, 2000                                    2.00:1
                September 30, 2000                               2.00:1
                December 31, 2000                                2.00:1
                March 31, 2001                                   2.00:1
                June 30, 2001                                    2.00:1
                September 30, 2001                               2.00:1
                December 31, 2001                                2.00:1

         Notwithstanding anything to the contrary herein, for purposes of determining the Consolidated Interest Coverage Ratio pursuant to this Section
9.08 for the Test Periods ending December 31, 1996, March 31, 1997, June 30, 1997 and September 30, 1997, (i) Consolidated EBITDA for the fiscal quarters ending December 31, 1995, March 31, 1996, June 30, 1996 and September 30, 1996 shall be deemed to be $7,162,000, $5,522,000, $7,228,000 and $6,795,000,
respectively, and (ii) Consolidated Net Cash Interest Expense for the fiscal quarters ending December 31, 1995, March 31, 1996, June 30, 1996 and September 30, 1996 shall be deemed to be $2,750,000, for each such fiscal quarter.

                  9.09 Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA for any Test Period, in each case taken as one accounting period, ended on the last day of a fiscal quarter of the Borrower set forth below to be less than the amount set forth opposite such fiscal quarter below:

                Fiscal Quarter Ending                              Amount
                ---------------------                              ------
                December 31, 1996                                $16,510,000
                March 31, 1997                                   $16,520,000
                June 30, 1997                                    $16,520,000
                September 30, 1997                               $16,520,000
                December 31, 1997                                $16,520,000
                March 31, 1998                                   $18,180,000
                June 30, 1998                                    $18,180,000

                September 30, 1998                               $18,180,000
                December 31, 1998                                $18,180,000
                March 31, 1999                                   $19,850,000
                June 30, 1999                                    $19,850,000
                September 30, 1999                               $19,850,000
                December 31, 1999                                $19,850,000
                March 31, 2000                                   $22,070,000
                June 30, 2000                                    $22,070,000
                September 30, 2000                               $22,070,000
                December 31, 2000                                $22,070,000
                March 31, 2001                                   $22,090,000
                June 30, 2001                                    $22,090,000
                September 30, 2001                               $22,090,000
                December 31, 2001                                $22,090,000

         Notwithstanding anything to the contrary herein, for purposes of determining the minimum Consolidated EBITDA pursuant to this Section 9.09 for the Test Periods ending December 31, 1996, March 31, 1997, June 30, 1997 and September 30, 1997, Consolidated EBITDA for the fiscal quarters ending December 31, 1995, March 31, 1996, June 30, 1996 and September 30, 1996 shall be deemed to be $7,162,000, $5,522,000, $7,228,000 and $6,795,000, respectively.

                  9.10 Limitation on Modifications of Indebtedness and Payments of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc. Holdings will not, and will not permit any of its Subsidiaries to:

                  (i) amend or modify, or permit the amendment or modification of, any provision of the Existing Indebtedness or the Monitoring Agreement, or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement, security agreement or certificate of designation) relating thereto other than any amendments or modifications to the Existing Indebtedness which do not in any way adversely affect the interests of the Banks and are otherwise permitted under Section 9.04(ii);

                  (ii) amend or modify, or permit the amendment or modification of, any provision of any Senior Subordinated Note Document, except for any amendment or modification which provides solely for the addition of subsidiary guarantors;

                  (iii) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Senior Subordinated Note; or

                  (iv) amend, modify or change its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation or By-Laws, or any agreement entered into by it, with respect to its capital stock (including any Shareholders' Agreement), or enter into any new agreement with respect to its capital stock, other than any amendments, modifications or changes pursuant to this clause (iii) or any such new agreements pursuant to this clause (iii) which do not in any way adversely affect the interests of the Banks.

                  9.11 Limitation on Certain Restrictions on Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Holdings or any Subsidiary of Holdings, or pay any Indebtedness owed to Holdings or a Subsidiary of Holdings, (ii) make loans or advances to Holdings or any of Holdings' Subsidiaries or (iii) transfer any of its properties or assets to Holdings or any of Holdings' Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (A) applicable law, (B) this Agreement and the other Credit Documents, (C) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (D) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or a Subsidiary of the Borrower in the ordinary course of business and (E) the Senior Subordinated Note Documents.

                  9.12 Limitation on Issuance of Capital Stock. (a) Holdings shall not issue any class of capital stock other than non-redeemable common stock.

                  (b) No Subsidiary of Holdings shall issue, or permit any of its Subsidiaries to issue, any class of capital stock other than non-redeemable common stock, provided that Subsidiaries formed after the Effective Date pursuant to Section 9.15 may issue capital stock to the Borrower or a Subsidiary of the Borrower which is to own such stock. All capital stock issued in accordance with this Section 9.13(b) shall be delivered to the Collateral Agent for pledge pursuant to the applicable Pledge Agreement.

                  9.13 Changes in Business. (a) The Borrower and its Subsidiaries will not engage in any business other than the business engaged in by them as of the Effective Date and activities directly related thereto, and businesses complementary to the business or similar or related businesses.

                  (b) Holdings will engage in no business other than (i) its ownership of the capital stock of the Borrower, (ii) the issuance of the Holdings Common Stock and options and warrants to purchase Holdings Common Stock and (iii) activities associated with expenses paid with dividends made by the Borrower pursuant to Section 9.03. Notwithstanding the foregoing, Holdings may engage in those activities that are incidental to (A) the maintenance of its corporate existence in compliance with applicable law, (B) legal, tax and accounting matters in connection with any of the foregoing activities and (C) entering into, and performing its obligations under, the Documents to which it is a party.

                  9.14 Limitation on Creation of Subsidiaries. Holdings will not, and will not permit any Subsidiary to, establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Banks. Without limiting the foregoing, (i) such new Subsidiaries may be required to execute such guarantees and security documents as the Required Banks shall request (including documents substantially similar to or amendments to each of (A) the Pledge Agreement, (B) the Subsidiary Guarantee and (C) the Security Agreement), and in such forms as shall be satisfactory to them and
(ii) the holders of the capital stock of such new Subsidiaries may be required to execute and deliver additional pledge agreements, in form and substance satisfactory to the Agent.

                  SECTION 10. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Revolving Loan or any Revolving Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any Unpaid Drawings or interest on any Revolving Loan or Revolving Note, or any Fees or any other amounts owing hereunder or thereunder; or

                  10.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  10.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.01(f)(i), 8.07, 8.11, 8.13 or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Agent or any Bank; or

                  10.04 Default Under Other Agreements. Holdings or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness

(or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (iii) any Indebtedness (other than the Obligations) of Holdings or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that (A) it shall not be a Default or an Event of Default under this Section 10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) through (iii), inclusive, is at least $5,000,000; or

                  10.05 Bankruptcy, etc. Holdings or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Holdings or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings or any of its Subsidiaries, or Holdings or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings or any of its Subsidiaries, or there is commenced against Holdings or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or Holdings or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by Holdings or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under
Section 412 of the Code, any Plan shall have had or, in the reasonable opinion of the Required Banks, is reasonably expected to have a trustee appointed to administer such Plan, any Plan is, shall have been or is reasonably expected to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan has not been made, Holdings or any of its Subsidiaries or any ERISA Affiliate has incurred or is reasonably expected to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or
4980 of the Code, or Holdings or any of its Subsidiaries has incurred or is reasonably expected to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in
Section 3(2) of ERISA); (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and in each case in clauses (a) and
(b) above, such lien, security interest or liability, in the reasonable opinion of the Required Banks, will have a Material Adverse Effect; or

                  10.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease in any material respect to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01), and subject to no other Liens (except as permitted by Section 9.01), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

                  10.08 Guaranty. Any Guaranty or any provision thereof shall cease to be in full force or effect as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to its Guaranty; or

                  10.09 Judgments. One or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries involving in the aggregate for Holdings and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days, and the aggregate amount of all such judgments exceeds $5,000,000; or

                  10.10  Change of Control.  A Change of Control shall occur; or

                  10.11 Environmental Matters. At any time after the execution and delivery thereof, the Environmental Indemnity Agreement or any provision thereof shall cease to be in full force or effect as to Holdings or any of its Subsidiaries, or Holdings or any of its Subsidiaries shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Environmental Indemnity Agreement, and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Agent or any Bank;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent, any Bank or the holder of any Revolving Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Agent to the Borrower as specified in clauses (i) and
(ii) below shall occur automatically without the giving of any such notice):
(i) declare the Total Revolving Loan Commitment terminated, whereupon all Revolving Loan Commitments of the Banks shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Revolving Loans and the Revolving Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit, which may be terminated, in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower and then outstanding; (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents; and (vi) apply any cash collateral as provided in Section 4.02.

                  SECTION 11.   DEFINITIONS AND ACCOUNTING TERMS.

                  11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Additional Collateral" shall mean all property (whether real or personal) in which security interests are granted (or have been purported to be granted) (and continue to be in effect at the time of determination) pursuant to Section 8.10.

                  "Additional Mortgage" shall have the meaning provided in
Section 8.10(a).

                  "Additional Mortgaged Property" shall have the meaning provided in Section 8.10(a).

                  "Additional Security Documents" shall mean all mortgages, pledge agreements, security agreements and other security documents entered into pursuant to Section 8.10 with respect to Additional Collateral.

                  "Adjusted Certificate of Deposit Rate" shall mean, on any day, the sum (rounded to the nearest 1/100 of 1%) of (i) the rate obtained by dividing (A) the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitled "Select Interest Rates," published weekly on Form H.15 as of the date hereof, or if such publication or a substitute containing the foregoing rate information shall not be published by the Federal Reserve System for any week, the weekly average offering rate determined by the Agent on the basis of quotations for such certificates received by it from three certificate of deposit dealers in New York of recognized standing or, if such quotations are unavailable, then on the basis of other sources reasonably selected by the Agent, by (B) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D applicable on such day to a three-month certificate of deposit of a member bank of the Federal Reserve System in excess of $100,000 (including, without limitation, any marginal, emergency, supplemental, special or other reserves), plus (ii) the then daily net annual assessment rate as estimated by the Agent for determining the current annual assessment payable by the Agent to the Federal Deposit Insurance Corporation for insuring three-month certificates of deposit.

                  "Adjusted Consolidated Working Capital" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.

                  "Adjusted Percentage" shall mean (x) at a time when no Bank Default exists, for each Bank, such Bank's Percentage and (y) at a time when a Bank Default exists (i) for each Bank that is a Defaulting Bank, zero and (ii) for each Bank that is a Non-Defaulting Bank, the percentage determined by dividing such Bank's Revolving Loan Commitment at such time by the Adjusted Total Revolving Loan Commitment at such time, it being understood that all references herein to Revolving Loan Commitments and the Adjusted Total Revolving Loan Commitment at a time when the Total Revolving Loan Commitment or Adjusted Total Revolving Loan Commitment, as the case may be, has been terminated shall be references to the Revolving Loan Commitments or Adjusted Total Revolving Loan Commitment, as the case may be, in effect immediately prior to such termination, provided that (A) no Bank's Adjusted Percentage shall change upon the occurrence of a Bank Default from that in effect immediately prior to such Bank Default if after giving effect to such Bank Default, and any repayment of Revolving Loans at such time pursuant to Section 4.02(a) or otherwise, the sum of (i) the aggregate outstanding principal amount of Revolving Loans of all Non-Defaulting Banks plus (ii) the Letter of Credit Outstandings, exceed the Adjusted Total Revolving Loan Commitment; (B) the changes to the Adjusted Percentage that would have become effective upon the occurrence of a Bank Default but that did not become effective as a result of the preceding clause (A) shall become effective after the occurrence of the relevant Bank Default to the extent the sum of (i) the aggregate outstanding principal amount of the Revolving Loans of all Non-Defaulting Banks plus (ii) the Letter of Credit Outstandings is equal to or less than the Adjusted Total Revolving Loan Commitment; and (C) if (i) a Non-Defaulting Bank's Adjusted Percentage is changed pursuant to the preceding clause (B) and (ii) any repayment of such Bank's Revolving Loans, or of Unpaid Drawings with respect to Letters of Credit, that were made during the period commencing after the date of the relevant Bank Default and ending on the date of such change to its Adjusted Percentage must be returned to the Borrower as a preferential or similar payment in any bankruptcy or similar proceeding of the Borrower, then the change to such Non-Defaulting Bank's

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






Adjusted Percentage effected pursuant to said clause (B) shall be reduced to that positive change, if any, as would have been made to its Adjusted Percentage if (x) such repayments had not been made and (y) the maximum change to its Adjusted Percentage would have resulted in the sum of the outstanding principal of Revolving Loans made by such Bank plus such Bank's new Adjusted Percentage of the outstanding principal amount of Letter of Credit Outstandings equaling such Bank's Revolving Loan Commitment at such time.

                  "Adjusted Total Revolving Loan Commitment" shall mean at any time the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of all Defaulting Banks.

                  "Affected Eurodollar Loans" shall have the meaning provided in
Section 4.02(g).

                  "Affiliate" shall mean, with respect to any Person, any other Person (including, for purposes of Section 9.06 only, all directors, officers and partners of such Person) directly or in directly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 9.06, an Affiliate of Holdings shall include any Person that directly or indirectly owns more than 5% of any class of the capital stock of Holdings and any officer or director of Holdings or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" shall mean Bankers Trust Company, in its capacity as Agent for the Banks hereunder, and shall include any successor to the Agent appointed pursuant to Section 12.09.

                  "Aggregate Unutilized Commitments" with respect to any Bank at any time shall mean such Bank's Unutilized Revolving Loan Commitment at such time, if any.

                  "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed or replaced from time to time.

                  "Anticipated Reinvestment Amount" shall mean, with respect to any Reinvestment Election, the amount specified in the Reinvestment Notice delivered by the Borrower in connection therewith as the amount that the Borrower intends to use to purchase, construct or otherwise acquire Reinvestment Assets.

                  "Applicable Margin" shall mean a percentage per annum equal to (i) in the case of Revolving Loans which are maintained as Base Rate Loans, 1.50%, and (ii) in the case of Revolving Loans which are maintained as Eurodollar Loans, 2.50%.

                  "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit N attached hereto (appropriately completed).

                  "Authorized Officer" of any Credit Party shall mean any of the Chairman of the Board, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary, any Assistant Secretary, any Assistant Treasurer or the Controller of such Credit Party or any other officer of such Credit Party which is designated in writing to the Agent, BTCo and any other Issuing Bank by any of the foregoing officers of such Credit Party as being authorized to give such notices under this Agreement.

                  "Bank" shall mean each financial institution listed on
Schedule I attached hereto, as well as any Person which becomes a "Bank" hereunder pursuant to Section 13.04(b).

                  "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Bank having notified in writing the Borrower and/or the Agent that it does not intend to comply with its obligations under Section 1.01(c) or Section 2, in the case of either clause (i) or (ii) as a result of any takeover of such Bank by any regulatory authority or agency.

                  "Bankruptcy Code" shall have the meaning provided in Section 10.05.

                  "Base Rate" at any time shall mean the highest of (i) 1/2 of 1% in excess of the Adjusted Certificate of Deposit Rate and (ii) the Prime Lending Rate.

                  "Base Rate Loan" shall mean each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Borrower" shall have the meaning provided in the preamble of this Agreement.

                  "Borrowing" shall mean the borrowing of one Type of Revolving Loan from all the Banks having Revolving Loan Commitments on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

                  "BTCo" shall mean Bankers Trust Company in its individual capacity.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York inter bank Eurodollar market.

                  "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles) and the amount of Capitalized Lease Obligations incurred by such Person.

                  "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

                  "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof or the District of Columbia having capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than one year after the date of acquisition by such Person, (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above and (vi) deposit accounts maintained in the ordinary course of business.

                  "Change of Control" shall mean (i) Holdings shall at any time cease to own 100% of the capital stock of the Borrower; (ii) if the Permitted Investors shall cease to have the power, directly or indirectly, to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of Holdings, provided that the occurrence of the foregoing event shall not be deemed a "Change of Control" if (A) at any time prior to the consummation of an Initial Public Offering, (1) the Permitted Investors otherwise have the right to designate (and do so designate) a majority of the board of directors of Holdings or (2) the HM Group own of record and beneficially an amount of common stock of Holdings equal to at least 50% of the amount of common stock of Holdings (adjusted for stock splits, stock dividends and other similar events on an equitable basis) owned by the HM Group of record and beneficially as of the Initial Borrowing Date and such ownership by the HM Group represents the largest single block of voting securities of Holdings held by any "person" or "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (B) at any time after the consummation of an Initial Public Offering, (1) no "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), excluding the Permitted Investors, shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than the greater of (x) 15% of the then outstanding voting stock of Holdings and (y) the percentage of the then outstanding voting stock of Holdings owned by the Permitted Investors and (2) the board of directors of Holdings shall consist of a majority of Continuing Directors.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, the Mortgaged Properties, all cash and Cash Equivalents delivered as collateral pursuant to Section 4.02 or 10 hereof and all Additional Collateral, if any.

                  "Collateral Agent" shall mean the Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

                  "Collective Bargaining Agreements" shall have the meaning provided in Section 5.05.

                  "Commitment" shall mean the Revolving Loan Commitment of any Bank.

                  "Commitment Commission" shall have the meaning provided in
Section 3.01(a).

                  "Consolidated Current Assets" shall mean, at any time, the consolidated current assets of Holdings and its Consolidated Subsidiaries.

                  "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of Holdings and its Consolidated Subsidiaries at such time, but excluding (i) the current portion of any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein, (ii) accrued but unpaid interest with respect to the Indebtedness described in clause (i), and (iii) the current portion of Indebtedness constituting Capitalized Lease Obligations.

                  "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income of Holdings and its Consolidated Subsidiaries, before Consolidated Net Cash Interest Expense and provision for taxes and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all amortization of intangibles and depreciation and all non-cash charges, in each case that were deducted in arriving at Consolidated EBIT for such period.

                  "Consolidated Indebtedness" shall mean the sum of (i) an amount equal to the principal amount of all outstanding Senior Subordinated Notes, (ii) an amount equal to the average aggregate outstanding principal amount of Revolving Loans for the preceding twelve-month period (provided that for purposes of determining the average aggregate outstanding amount of Revolving Loans for Test Periods ending prior to the first anniversary of the Initial Borrowing Date, such Test Periods shall commence on the Initial Borrowing Date) and (iii) an amount equal to the principal amount of all other funded indebtedness of Holdings and its respective Subsidiaries, each determined in accordance with GAAP.

                  "Consolidated Interest Coverage Ratio" for any period shall mean the ratio of Consolidated EBITDA to Consolidated Net Cash Interest Expense for such period.

                  "Consolidated Net Cash Interest Expense" shall mean, for any period, without duplication total cash interest expense (including that attributable to Capitalized Lease Obligations in accordance with GAAP) of Holdings and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Holdings and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges paid with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Protection Agreements, but excluding the amortization of any deferred financing costs incurred in connection with the Transactions net of the total consolidated cash interest income of Holdings and its Consolidated Subsidiaries for such period.

                  "Consolidated Net Income" shall mean, for any period, the consolidated net after tax income of Holdings and its Consolidated Subsidiaries determined in accordance with GAAP.

                  "Consolidated Subsidiaries" shall mean, as to any Person, all Subsidiaries of such Person which are consolidated with such Person for financial reporting purposes.

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or
(B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business and (y) customary indemnification obligations incurred in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if the less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" shall mean the directors of Holdings on the date which occurs six months prior to the consummation of an Initial Public Offering and each other director, if such Director's nomination for election to the Board of Directors of Holdings is recommended by a majority of the then Continuing Directors.

                  "Credit Documents" shall mean this Agreement, the Subsidiary Guaranty, each Revolving Note, the Environmental Indemnity Agreement, each Security Document and, after the execution and delivery thereof, each additional guaranty or security document executed pursuant to Section 8.10, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

                  "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit (but excluding any conversion or continuation of an existing Loan).

                  "Credit Party" shall mean Holdings, the Borrower and each Subsidiary Guarantor.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.


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




                  "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

                  "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

                  "Documents" shall mean the Credit Documents and the Recapitalization Documents.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Domestic Subsidiary" shall mean each Subsidiary of the Borrower, incorporated or organized in the United States or any State or territory thereof.

                  "Domestic Wholly-Owned Subsidiary" shall mean each Domestic Subsidiary which is a Wholly-Owned Subsidiary of the Borrower.

                  "Drawing" shall have the meaning provided in Section 2.04(b).

                  "Effective Date" shall have the meaning provided in Section 13.10.

                  "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act).

                  "Employee Benefit Plans" shall mean (i) those described in
Section 5.05 and (ii) after the Initial Borrowing Date, any Plan for the compensation of management, employees or consultants of Holdings or any of its Subsidiaries, or any arrangement for the benefit of management, employees or consultants of Holdings or any of its Subsidiaries, in form and substance reasonably acceptable to Agent.

                  "Environmental Claims" shall have the meaning provided in the Environmental Indemnity Agreement.

                  "Environmental Indemnity Agreement" shall have the meaning provided in Section 5.08.

                  "Environmental Law" shall have the meaning provided in the Environmental Indemnity Agreement.

                  "Equity Issuance" shall have the meaning provided in Section 5.06(b).

                  "Equity Issuance Documents" shall mean the documents entered into or delivered in connection with the Equity Issuance.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or any Subsidiary of Holdings would be deemed to be a "single employer" (i) within the meaning of
Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of Holdings or a Subsidiary of Holdings being or having been a general partner of such person.

                  "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Eurodollar Rate" shall mean (i) the offered quotation to first-class banks in the New York interbank Eurodollar market by BTCo for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of BTCo with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded off to the nearest 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "Event of Default" shall have the meaning provided in Section 10.

                  "Existing Credit Agreement" shall mean the Revolving Credit and Term Loan Agreement, dated as of July 3, 1995, as amended from time to time and as further amended by a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of September 30, 1996, by and among Fojtasek Companies, Inc., Vinyl Building Specialties of Connecticut, Inc., Bishop Manufacturing Company, Inc., Bishop Manufacturing Company of New England, Inc., Bishop Manufacturing Co. of New York, Inc., the lending institutions named therein (the "Lenders") and The First National Bank of Boston, as Agent for the Lenders.

                  "Existing Debt Agreements" shall have the meaning provided in
Section 5.05.

                  "Existing Indebtedness" shall have the meaning provided in
Section 7.21.

                  "Facing Fee" shall have the meaning provided in Section
3.01(c).

                  "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                  "FIRREA" shall mean Financial Institution Reform, Recovery and Enforcement Act of 1989.

                  "Fiscal Year" shall mean any fiscal year of Holdings or the Borrower, as the case may be.

                  "GAAP" shall have the meaning provided in Section 13.07(a).

                  "Guaranteed Creditors" shall mean and include each of the Agent, the Collateral Agent, the Banks and each party (other than any Credit Party) party to an Interest Rate Protection Agreement or Other Hedging Agreement to the extent such party constitutes a Secured Creditor under the Security Documents.

                  "Guaranteed Obligations" shall mean all obligations of the Borrower (i) to each Bank for the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Revolving Note issued by the Borrower to such Bank, and Revolving Loans made, under this Agreement and all reimbursement obligations and

Unpaid Drawings with respect to Letters of Credit, together with all the other obligations and liabilities (including, without limitation, indemnities, Fees and interest thereon) of the Borrower to such Bank now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the Borrower and (ii) to each Bank and each Affiliate of a Bank which enters into an Interest Rate Protection and Other Hedging Agreements with the Borrower, the full and prompt payment when due (whether by acceleration or otherwise) of all obligations of the Borrower owing under any such Interest Rate Protection and Other Hedging Agreements, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

                  "Guarantor" shall mean Holdings, FCI Holding and each Subsidiary Guarantor.

                  "Guaranty" shall mean and include each of the Holdings Guaranty, the FCI Guaranty and the Subsidiary Guaranty.

                  "Hazardous Materials" shall have the meaning provided in the Environmental Indemnity Agreement.

                  "HM Group" shall mean, collectively, (i) Hicks, Muse, Tate & Furst Incorporated and its Affiliates (including, without limitation, HMTF),
(ii) so long as Hicks, Muse, Tate & Furst Incorporated and its Affiliates possess sole voting right with respect to the capital stock held by each such individual, such individuals who are or were employees, officers, directors or partners of Hicks, Muse, Tate & Furst Incorporated or such Affiliate and the family members of such individuals or trusts created for the sole benefit of such family members and (iii) so long as Hicks, Muse, Tate & Furst Incorporated and its Affiliates possess sole voting right with respect to the capital stock held by each such Person, any Person not otherwise described by clause (i) and
(ii) above, provided that the aggregate number of shares held by all such Persons in accordance with this clause (iii) at any time shall not exceed 5.0% of the aggregate number of shares held by the Persons described in clause (i) and (ii) above at such time.

                  "HMTF" shall mean Hicks, Muse, Tate & Furst Equity Fund III, L.P., a Delaware limited partnership.

                  "Holdings" shall have the meaning provided in the preamble of this Agreement.

                  "Holdings Common Stock" shall mean the common stock of Holdings.

                  "Holdings Guaranty" shall mean the guaranty issued pursuant to Section 14 herein.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (to the extent of the value of the respective property), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection Agreement and Other Hedging Agreements or under any similar type of agreement.

                  "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Revolving Loans hereunder occurs.

                  "Initial Public Offering" shall mean an underwritten public offering of common stock of Holdings pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act, which public equity offering results in gross proceeds to Holdings of not less than $25,000,000; provided, however, that Holdings contributes to the capital of the Borrower the net cash proceeds from such underwritten public offering.

                  "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

                  "Issuing Bank" shall mean BTCo and any Bank which at the request of the Borrower and with the consent of the Agent agrees, in such Bank's sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2. The sole Issuing Bank on the Initial Borrowing Date is BTCo.

                  "L/C Supportable Obligations" shall mean (i) obligations of the Borrower or its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of the Borrower or any of its Subsidiaries as are reasonably acceptable to the respective Issuing Bank and otherwise permitted to exist pursuant to the terms of this Agreement.

                  "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                  "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

                  "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and
(ii) the amount of all Unpaid Drawings.

                  "Letter of Credit Request" shall have the meaning provided in
Section 2.02(a).

                  "Leverage Ratio" shall mean, at any date of determination, the ratio of Consolidated Indebtedness on such date to Consolidated EBITDA for the Test Period most recently ended (taken as one accounting period) and ending on such date.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                  "Loan" shall mean each Revolving Loan.

                  "Management Agreements" shall have the meaning provided in
Section 5.05.

                  "Margin Stock" shall have the meaning provided in Regulation
U.

                  "Material Adverse Effect" shall mean a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower, Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiary taken as a whole.

                  "Monitoring Agreement" shall mean that certain Monitoring and Oversight Agreement dated as of November ___, 1996, among Holdings, the Borrower and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership in the form delivered to the Agent on or prior to the Initial Borrowing Date without giving effect to any modification that adversely effects the interests of the

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






Banks (including, without limitation, with respect to costs and liabilities) without the consent of Required Banks.

                  "Mortgage Policies" shall have the meaning provided in Section 5.11(b).

                  "Mortgaged Properties" shall have the meaning provided in
Section 5.11(a) and, after the execution and delivery of any Additional Mortgage, shall include the respective Additional Mortgaged Property.

                  "Mortgages" shall have the meaning provided in Section 5.11(a) and, after the execution and delivery thereof, shall include each Additional Mortgage.

                  "Net Sale Proceeds" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from any sale of assets, net of reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 30 days after, the date of such sale, the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Banks pursuant to this Agreement) which is secured by the respective assets which were sold, and the estimated marginal increase in income taxes which will be payable by Holdings' consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale; but excluding any portion of any such gross cash proceeds which Holdings determines in good faith should be reserved for post-closing adjustments (to the extent Holdings delivers to the Banks a certificate signed by its chief financial officer, controller or chief accounting officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined, (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by Holdings or any of its Subsidiaries shall constitute Net Sale Proceeds on such date received by Holdings and/or any of its Subsidiaries from such sale, lease, transfer or other disposition.

                  "Non-Defaulting Bank" shall mean and include each Bank other than a Defaulting Bank.

                  "Note" shall mean each Revolving Note.

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03(a).

                  "Notice of Conversion" shall have the meaning provided in
Section 1.06.

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






                  "Notice Office" shall mean the office of the Agent located at 130 Liberty Street, 30th Floor, New York, New York 10006, Attention: Mary Kay Coyle, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

                  "Obligations" shall mean all amounts owing to the Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                  "Option Plan" shall have the meaning provided in Section 5.06(f).

                  "Options Repurchase" shall have the meaning provided in
Section 5.06(d).

                  "Options Repurchase Documents" shall mean the documents entered into or delivered in connection with the Options Repurchase.

                  "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in values.

                  "Participant" shall have the meaning provided in Section 2.03(a).

                  "Payment Office" shall mean the office of the Agent located at 130 Liberty Street, New York, New York 10006, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                  "Permitted Acquisition" shall have the meaning provided in
Section 9.02(xiii).

                  "Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the title insurance policy or title commitment delivered with respect thereto, all of which exceptions must be acceptable to the Agent in its reasonable discretion.


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






                  "Permitted Investors" shall mean the collective reference to Hicks, Muse, Tate & Furst Incorporated and its Affiliates.

                  "Permitted Liens" shall have the meaning provided in Section 9.01.

                  "Person" shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any multiemployer or single-employer plan, as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of), the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed or had an obligation to contribute to such plan.

                  "Pledge Agreement" shall have the meaning provided in Section 5.09.

                  "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

                  "Pledged Securities" shall mean "Pledged Securities" as defined in the Pledge Agreement.

                  "Preferred Stock Redemption" shall have the meaning provided in Section 5.06(e).

                  "Preferred Stock Redemption Documents" shall mean the documents entered into or delivered in connection with the Preferred Stock Redemption, including, without limitation, the certificate of designation.

                  "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Projections" shall have the meaning provided in Section 7.05(d).

                  "Quarterly Payment Date" shall mean the fifteenth Business Day of each January, April, July and October occurring after the Initial Borrowing Date.


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






                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Recapitalization" shall mean, collectively, (i) the Equity Issuance, (ii) the Stock Redemption, (iii) the Options Repurchase, (iv) the Preferred Stock Redemption and (v) the issuance and sale of the Senior Subordinated Notes.

                  "Recapitalization Documents" shall mean the Stock Purchase Agreement, the Equity Issuance Documents, the Stock Redemption Documents, the Options Repurchase Documents, the Preferred Stock Redemption Documents and the Senior Subordinated Note Documents.

                  "Recovery Event" shall mean the receipt by Holdings or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable
(i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries and (ii) under any policy of insurance required to be maintained under Section 8.03.

                  "Redeemable Preferred Stock" shall have the meaning provided in Section 5.06(e).

                  "Redeemed Options" shall mean the options held by the Selling Optionholders to purchase Holdings Common Stock and redeemed pursuant to Stock Purchase Agreement.

                  "Redeemed Shares" shall mean the shares of Holdings Common Stock redeemed pursuant to Stock Purchase Agreement.

                  "Refinancing" shall mean the termination of the commitments under the Existing Credit Agreement and the repayment of all loans and other obligations outstanding thereunder.

                  "Register" shall have the meaning provided in Section 13.17.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Reinvestment Assets" shall mean any assets to be employed in the business of the Borrower and its Subsidiaries in compliance with this Agreement.

                  "Reinvestment Election" shall have the meaning provided in
Section 4.02(d).

                  "Reinvestment Notice" shall mean a written notice signed by an Authorized Officer of the Borrower stating that the Borrower, in good faith, intends and expects to use all or a specified portion of Net Sale Proceeds of asset sales to purchase, construct or otherwise acquire Reinvestment Assets.

                  "Reinvestment Prepayment Amount" shall mean, with respect to any Reinvestment Election, the amount, if any, on the Reinvestment Prepayment Date relating thereto by which (i) the Anticipated Reinvestment Amount in respect of such Reinvestment Election exceeds (ii) the aggregate amount thereof expended by the Borrower and its Subsidiaries to acquire Reinvestment Assets.

                  "Reinvestment Prepayment Date" shall mean, with respect to any Reinvestment Election, the earliest of (i) the date, if any, upon which the Agent, on behalf of the Required Banks, shall have delivered a written termination notice to the Borrower, provided that such notice may only be given while an Event of Default exists, (ii) the date occurring one year after such Reinvestment Election and (iii) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, proceed with the purchase, construction or other acquisition of Reinvestment Assets with the related Anticipated Reinvestment Amount.

                  "Release" shall have the meaning provided in the Environmental Indemnity Agreement.

                  "Replaced Bank" shall have the meaning provided in Section
1.13.

                  "Replacement Bank" shall have the meaning provided in Section 1.13.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation Section 2615.

                  "Required Appraisal" shall have the meaning provided in
Section 8.10(d).

                  "Required Banks" shall mean Non-Defaulting Banks, the sum of whose outstanding Revolving Loans (or, if prior to the Initial Borrowing Date, Revolving Loan Commitments) and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Adjusted Percentage of Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Revolving Loans (or, if prior to the Initial Borrowing Date, Revolving Loan Commitments) of Non-Defaulting Banks and the Adjusted Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Adjusted Percentages of all Non-Defaulting Banks of the total outstanding Letter of Credit Outstandings at such time).

                  "Returns" shall have the meaning provided in Section 7.09.

                  "Revolving Loan" shall have the meaning provided in Section 1.01(c).

                  "Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I attached hereto directly below the column entitled "Revolving Loan Commitment," as same may be
(x) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.13 or 13.04(b).

                  "Revolving Loan Maturity Date" shall mean November 27, 2001.

                  "Revolving Note" shall have the meaning provided in Section 1.05(a).

                  "SBA Loan" shall mean the Indebtedness and all other obligations evidenced by that certain Note, dated June 9, 1993, in the original principal amount of $206,000, executed by Bishop Manufacturing Company of New England, Inc. and payable to the Massachusetts Certified Development Corp., as subsequently assigned to the U.S. Small Business Administration, and guaranteed by Fojtasek Companies, Inc., FCI Holding Corp., Vinyl Building Specialties of Connecticut, Inc. and Bishop Manufacturing Company, Inc.

                  "SEC" shall have the meaning provided in Section 8.01(g).

                  "Section 4.04(b)(iii) Certificate" shall have the meaning provided in Section 4.04(b)(iii).

                  "Secured Creditors" shall have the meaning assigned that term in the Security Documents.


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






                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Security Agreement" shall have the meaning provided in
Section 5.10.

                  "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

                  "Security Document" shall mean the Pledge Agreement, Security Agreement, the Mortgages and, after the execution and delivery thereof, each Additional Mortgage and each Additional Security Document, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

                  "Selling Optionholders" shall mean the "Option Holders" under, and as defined in, the Stock Purchase Agreement.

                  "Selling Shareholders" shall mean the "Stockholders" under, and as defined in, the Stock Purchase Agreement.

                  "Senior Subordinated Note Documents" shall mean and include each of the documents and other agreements entered into (including, without limitation, the Senior Subordinated Note Indenture) relating to the issuance by the Borrower of the Senior Subordinated Notes, as in effect on the Initial Borrowing Date (to the extent thereof) and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Senior Subordinated Note Indenture" shall mean the Indenture entered into by and among the Borrower, each of the Subsidiary Guarantors and ______, as trustee thereunder, as in effect on the Initial Borrowing Date and as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

                  "Senior Subordinated Notes" shall mean the Borrower's 12.50% Senior Subordinated Notes due 2006, as in effect on the Initial Borrowing Date and as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms hereof and thereof.

                  "Shareholders' Agreements" shall have the meaning provided in
Section 5.05.

                  "Standby Letter of Credit" shall have the meaning provided in
Section 2.01(a).


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






                  "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

                  "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of November 7, 1996, by and among HMTF Acquisition Corp., Holdings and the holders of capital stock and options to purchase capital stock named therein, as in effect on the Initial Borrowing Date.

                  "Stock Redemption" shall have the meaning provided in Section 5.06(c).

                  "Stock Redemption Documents" shall mean the documents entered into or delivered in connection with the Stock Redemption.

                  "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower that is or becomes a party to the Subsidiary Guaranty.

                  "Subsidiary Guaranty" shall have the meaning provided in
Section 5.11.

                  "Tax Sharing Agreement" shall have the meaning provided in
Section 5.05.

                  "Taxes" shall have the meaning provided in Section 4.04(a).

                  "Test Period" shall mean for any determination the four consecutive fiscal quarters then last ended (taken as one accounting period).

                  "Total Commitments" shall mean, at any time, the sum of the Commitments of each of the Banks.

                  "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks.


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






                  "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (i) the then Total Revolving Loan Commitment, minus (ii) the sum of the aggregate principal amount of Revolving Loans plus the then aggregate amount of Letter of Credit Outstandings.

                  "Trade Letter of Credit" shall have the meaning provided in
Section 2.01(a).

                  "Transaction" shall mean, collectively, the Recapitalization and the Refinancing.

                  "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "Unfunded Current Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

                  "United States" and "U.S." shall each mean the United States of America.

                  "Unpaid Drawing" shall have the meaning provided for in
Section 2.04(a).

                  "Unutilized Revolving Loan Commitment" with respect to any Bank, at any time, shall mean such Bank's Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of Revolving Loans made by such Bank and (ii) such Bank's Adjusted Percentage of the Letter of Credit Outstandings in respect of Letters of Credit issued under this Agreement.

                  "Weighted Average Life to Maturity" shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the total of the product obtained by multiplying (A) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof by (B) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person

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






and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  SECTION 12.   THE AGENT.

                  12.01 Appointment. The Banks hereby designate Bankers Trust Company as Agent (for purposes of this Section 12, the term "Agent" shall include BTCo in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Revolving Note by the acceptance of such Revolving Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

                  12.02 Nature of Duties. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Revolving Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                  12.03 Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Bank and the holder of each Revolving Note, to the extent it deems appropriate, has made and shall continue to make
(i) its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with the making and the continuance of the Revolving Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Holdings and its Subsidiaries and, except as expressly provided in this Agreement, the Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Revolving Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Revolving Loans or at any time or times thereafter. The Agent shall not be responsible to any Bank or the holder of any Revolving Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Holdings and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Holdings and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                  12.04 Certain Rights of the Agent. If the Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Banks; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Revolving Note shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

                  12.05 Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Revolving Note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Agent (which may be counsel for the Credit Parties).

                  12.06 Indemnification. To the extent the Agent is not reimbursed and indemnified by the Borrower, the Banks will reimburse and indemnify the Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

                  12.07 The Agent in its Individual Capacity. With respect to its obligation to make Revolving Loans under this Agreement, the Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Revolving Revolving Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent

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






in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

                  12.08 Holders. The Agent may deem and treat the payee of any Revolving Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Revolving Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Revolving Note or of any Revolving Note or Revolving Revolving Notes issued in exchange therefor.

                  12.09 Resignation by the Agent. (a) The Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Banks shall appoint a successor Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably accept able to the Borrower.

                  (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, the Agent, with the consent of the Borrower, shall then appoint a commercial bank or trust company with capital and surplus of not less than $500,000,000 as successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Agent as provided above.

                  (d) If no successor Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Agent, the Agent's resignation shall become effective and the Required Banks shall thereafter perform all the duties of the Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Agent as provided above.

                  SECTION 13.   MISCELLANEOUS.

                  13.01 Payment of Expenses, etc.  (a)  The Borrower shall:
(i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and disbursements of

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






Winston & Strawn and local counsel) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to here in and therein and any amendment, waiver or consent relating hereto or thereto, of the Agent in connection with its syndication efforts with respect to this Agreement and of the Agent and, following and during the continuation of an Event of Default, each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agent and, following and during the continuation of an Event of Default, for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify the Agent and each Bank, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (A) any investigation, litigation or other proceeding (whether or not the Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Revolving Loans hereunder or the consummation of any transactions contemplated herein (including, without limitation, the Transaction) or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (B) the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property (excluding Environmental Laws which are governed by the Environmental Indemnity Agreement) owned or at any time operated by Holdings or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Agent or any Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the indemnification provided for in this Section 13.01 shall not apply to Environmental Claims, Hazardous Materials or Releases, all of which shall be governed exclusively by the Environmental Indemnity Agreement.


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                  13.02 Right of Setoff; Collateral Matters. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to Holdings or the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of Holdings, the Borrower or any other Credit Party against and on account of the Obligations and liabilities of Holdings, the Borrower or such Credit Party to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to Holdings, at Holdings' address specified opposite its signature below; if to FCI Holding, at FCI Holding's address specified opposite its signature below; if to the Borrower, at the Borrower's address specified opposite its signature below; if to any Bank, at its address specified opposite its name on Schedule II attached hereto; and if to the Agent, at its Notice Office; or, as to any Credit Party or the Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Agent and the Borrower shall not be effective until received by the Agent or the Borrower, as the case may be.

                  13.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of the Banks; and provided further, that, although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder; and provided further, that no Bank shall transfer or grant any participation under which the participant shall have rights to

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






approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Revolving Loan, Revolving Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Revolving Loan Commitment shall not constitute a change in the terms of such participation, and that an increase in any Revolving Loan Commitment or Revolving Loan shall be permitted without the consent of any participant if the participant's participation therein is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Revolving Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

                  (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (i) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder) to its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more investment funds under common management with such Bank or to one or more Banks or (ii) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Revolving Loan Commitments (and related outstanding Obligations hereunder) hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement; provided, however, that, (A) at such time Schedule I shall be deemed modified to reflect the Revolving Loan Commitment of such new Bank and of the existing Banks, (B) new Revolving Revolving Notes will be issued, at the Borrower's expense, to such new Bank and to the assigning Bank upon the request of such new Bank or assigning Bank, such new Revolving Revolving Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (C) the consent of BTCo shall be required in connection with any such assignment (which consent shall not be unreasonably withheld), (D) so long as no Default or Event of Default has occurred and is continuing, the consent of the Borrower shall be required in connection with such assignment (which consent shall not be unreasonably withheld or delayed), and (E) the Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500; and provided further, that such transfer or assignment

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






will not be effective until recorded by the Agent on the Register pursuant to
Section 13.17. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Revolving Loan Commitment. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall, to the extent legally entitled to do so, provide to the Borrower in the case of a Bank described in clause (ii) or (iv) of Section 4.04(b), the forms described in such clause (ii) or (iv), as the case may be. To the extent that an assignment of all or any portion of a Bank's Revolving Loan Commitment and related outstanding Obligations pursuant to
Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11 or 4.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                  (c) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Revolving Loans and Revolving Revolving Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

                  13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Agent or any Bank or any holder of any Revolving Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Agent or any Bank or the holder of any Revolving Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Agent or any Bank or the holder of any Revolving Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or any Bank or the holder of any Revolving Note to any other or further action in any circumstances without notice or demand.

                  13.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.


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






                  (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Revolving Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

                  13.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the Revolving Revolving Notes thereto or as otherwise disclosed in writing by the Borrower to the Banks); provided, however, that, except as otherwise specifically provided herein, all computations determining compliance with Sections 9.07 through 9.10, inclusive, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 7.05(a) (with the foregoing generally accepted accounting principles, subject to the preceding proviso, referred to herein as "GAAP").

                  (b) All computations of interest and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days
(including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable.

                  13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK

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






OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF HOLDINGS AND THE BORROWER HERE BY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH SUCH CREDIT PARTY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. EACH OF HOLDINGS AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY CREDIT PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT UNDER THIS AGREEMENT, ANY BANK OR THE HOLDER OF ANY REVOLVING NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

                  (b) EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS

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AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY
OR THEREBY.

                  13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

                  13.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which Holdings, the Borrower and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Agent at its Notice Office or, in the case of the Banks, shall have given to the Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Agent will give the Borrower and each Bank prompt written notice of the occurrence of the Effective Date.

                  13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  13.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks; provided, however, that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting Bank), (i) extend the final scheduled maturity of any Revolving Loan or any Revolving Note, or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 13.12, (iv) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the Revolving Loan Commitments (and related extensions of credit) are included on the Effective Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; and provided further, that no such change, waiver, discharge or termination shall (A) increase the Revolving Loan Commitments of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a

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






mandatory reduction in the Total Revolving Loan Commitment shall not constitute an increase of the Revolving Loan Commitment of any Bank, and that an increase in the available portion of any Revolving Loan Commitment of any Bank shall not constitute an increase in the Revolving Loan Commitment of such Bank), (B) without the consent of BTCo and any other Issuing Bank, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit issued by it, (C) without the consent the Agent, amend, modify or waive any provision of Section 12 as same applies to such Agent or any other provision as same relates to the rights or obligations of the Agent, or (D) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent.

                  (b) If, in connection with any proposed change, waiver, discharge or termination with respect to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Banks whose individual consent is required are treated as described in either clause (i) or (ii) below, to either (i) replace each such nonconsenting Bank or Banks with one or more Replacement Banks pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination or (ii) terminate such non-consenting Bank's Revolving Loan Commitment and repay in full its outstanding Revolving Loans, in accordance with Sections 3.02(b) and/or 4.01(v); provided, however, that unless the Revolving Loan Commitment terminated and Revolving Loans repaid pursuant to preceding clause (ii) are immediately replaced in full at such time through the addition of new Banks or the increase of the Revolving Loan Commitments and/or outstanding Revolving Loans of existing Banks (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (ii) the Required Banks (determined before giving effect to the proposed action) shall specifically consent thereto; provided, further, that in any event the Borrower shall not have the right to replace a Bank, terminate its Revolving Loan Commitment or repay its Revolving Loans solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 13.12(a).

                  13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06 shall, subject to Section 13.15 (to the extent applicable), survive the execution, delivery and termination of this Agreement and the Revolving Revolving Notes, and any Letters of Credit, and the making and repayment of the Revolving Loans (it being understood and agreed that all such indemnities shall also survive as to any Bank that has assigned all of its obligations hereunder pursuant to
Section 13.04(b) with respect to the period of time in which such Bank was a "Bank" hereunder).

                  13.14 Domicile of Loans. Each Bank may transfer and carry its Revolving Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Revolving Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective Bank prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obli gated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                  13.15 Limitation on Additional Amounts; etc. Notwithstanding anything to the contrary contained in Section 1.10, 1.11, 2.05 or 4.04 of this Agreement, unless a Bank gives notice to the Borrower that it is obligated to pay an amount under the respective such Section within one year after the later of (i) the date the Bank incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (ii) the date such Bank has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Bank shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs one year prior to such Bank giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be. This Section 13.15 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 and 4.04.

                  13.16 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 13.16, each Bank agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Bank) any information with respect to Holdings or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by any Credit Party to the Banks in writing as confidential, provided that any Bank may disclose any such information (A) as has become generally available to the public, (B) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (C) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (D) in order to comply with any law, order, regulation or ruling applicable to such Bank, (E) to the Agent or the Collateral Agent and (F) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Revolving Revolving Notes or Revolving Loan Commitments or any interest therein by such Bank, provided, that such prospective transferee

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






executes an agreement with such Bank containing provisions substantially the same as to those contained in this Section.

                  (b) Each of Holdings, FCI Holding and the Borrower hereby acknowledges and agrees that each Bank may share with any of its affiliates any information related to Holdings or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Holdings and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Bank).

                  13.17 Registry. The Borrower hereby designates the Agent to serve as the Borrower's agent, solely for purposes of this Section 13.17, to maintain a register (the "Register") on which it will record the Revolving Loan Commitments from time to time of each of the Banks, the Revolving Loans made by each of the Banks and each repayment in respect of the principal amount of the Revolving Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Revolving Loans. With respect to any Bank, the transfer of the Revolving Loan Commitment of such Bank and the rights to the principal of, and interest on, any Revolving Loan made pursuant to such Revolving Loan Commitment shall not be effective until such transfer is recorded on the Register maintained by the Agent with respect to ownership of such Revolving Loan Commitment and Revolving Loans and prior to such recordation all amounts owing to the transferor with respect to such Revolving Loan Commitment and Revolving Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Revolving Loan Commitment and Revolving Loans shall be recorded by the Agent on the Register only upon the acceptance by the Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Agent for acceptance and registration of assignment or transfer of all or part of a Revolving Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Revolving Note evidencing such Revolving Loan, and thereupon one or more new Revolving Revolving Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Agent in performing its duties under this
Section 13.17.

                  SECTION 14.   HOLDINGS GUARANTY.

                  14.01 The Holdings Guaranty. In order to induce the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings from the proceeds of the Revolving Loans and the issuance of the Letters of Credit and to induce the Banks or any of their respective Affiliates to enter into Interest Rate Protection and Other Hedging Agreements, Holdings hereby agrees with the Banks as follows: Holdings hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrower to the Secured Creditors. If any or all of the Guaranteed Obligations of the Borrower to the Secured Creditors becomes due and payable hereunder, Holdings unconditionally promises to pay such indebtedness to the Secured Creditors, on order, or demand, together with any and all reasonable expenses which may be incurred by the Agent or the Secured Creditors in collecting any of the Guaranteed Obligations.

                  14.02 Bankruptcy. Additionally, Holdings unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations of the Borrower to the Secured Creditors whether or not then due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 10.05, and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Secured Creditors, on order, or demand, in lawful money of the United States of America.

                  14.03 Nature of Liability. The liability of Holdings hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by Holdings, any other Guarantor or by any other party, and the liability of Holdings hereunder shall not be affected or impaired by (i) any direction as to application of payment by the Borrower or by any other party, or (ii) any other continuing or other guaranty, under taking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, or (iii) any payment on or in reduction of any such other guaranty or undertaking, or (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (v) any payment made to the Agent or the Secured Creditors on the indebtedness which the Agent or such Secured Creditors repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                  14.04 Independent Obligation. The obligations of Holdings hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any other guarantor or the Borrower and whether or not any other guarantor or the Borrower be joined in any such action or actions. Holdings waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to Holdings.

                  14.05 Authorization. Holdings authorizes the Agent and the Secured Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Holdings Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Banks;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Secured Creditors regardless of what liability or liabilities of Holdings or the Borrower remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

                  (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under this Section 14.

                  14.06 Reliance. It is not necessary for the Agent or the Secured Creditors to inquire into the capacity or powers of the Borrower or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  14.07 Subordination. Any of the indebtedness of the Borrower relating to the Guaranteed Obligations now or hereafter owing to Holdings is hereby subordinated to the Guaranteed Obligations of the Borrower owing to the Agent and the Secured Creditors; and if the Agent so requests at a time when an Event of Default exists, all such indebtedness relating to the Guaranteed Obligations of the Borrower to Holdings shall be collected, enforced and received by Holdings for the benefit of the Secured Creditors and be paid over to the Agent on behalf of the Secured Creditors on account of the Guaranteed Obligations of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of Holdings under the other provisions of this Holdings Guaranty. Prior to the transfer by Holdings of any Revolving Note or negotiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of the Borrower to Holdings, Holdings shall mark such Revolving Note or negotiable instrument with a legend that the same is subject to this subordination. The provisions of this Section 14.07 (and any claims of Holdings as described above) are subject to the provisions of Section 14.08(c).

                  14.08 Waiver. (a) Holdings waives any right (except as shall be required by applicable statute and cannot be waived) to require the Agent or the Secured Creditors to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in the Agent's or the Secured Creditors' power whatsoever. Holdings waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Agent and the Secured Creditors may, at their election, foreclose on any security held by the Agent, the Collateral Agent or the Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Agent and the Secured Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guaranteed Obligations have been paid. Holdings waives any defense arising out of any such election by the Agent and the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against any Borrower or any other party or any security.

                  (b) Holdings waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Holdings Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Holdings assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that the

Agent and the Secured Creditors shall have no duty to advise Holdings of information known to them regarding such circumstances or risks.

                  (c) Holdings understands that to the extent the Guaranteed Obligations are secured by Real Property, Holdings shall be liable for the full amount of the liability hereunder notwithstanding foreclosure on any such Real Property by trustee sale or any other reason impairing Holdings' or any secured creditors' right to proceed against the Borrower.

                  14.09 Nature of Liability. It is the desire and intent of Holdings and the Secured Creditors that this Holdings Guaranty shall be enforced against Holdings to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of Holdings under this Holdings Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of Holdings shall be deemed to be reduced and Holdings shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                           [Signatures Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                            ATRIUM CORPORATION
Address:
9001 Ambassador Row                         By:  /s/ RANDALL S. FOJTASEK
Dallas, TX 75247                               -----------------------------
Attn: Randall Fojtasek                      Name:  Randall S. Fojtasek
Telephone: (214) 634-0836                        ---------------------------
Telecopy: (214) 631-4231                    Title: President
ATRIUM CORPORATION                                --------------------------


with a copy to:


Hicks, Muse, Tate & Furst
 Incorporated
200 Crescent Court
Suite 1600
Dallas, TX  75201
Attn:    Thomas O. Hicks,
         John R. Muse,
         Jack D. Furst and
         Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy:  (214) 740-7313

                 and

Hicks, Muse, Tate & Furst
 Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York  10019
Attn:  Mr Charles W. Tate
Telephone: (212) 424-1400
Telecopy:  (212) 424-1450

                                            ATRIUM COMPANIES, INC.
Address:
9001 Ambassador Row                         By:  /s/ RANDALL S. FOJTASEK
Dallas, TX 75247                               -----------------------------
Attn: Randall Fojtasek                      Name:  Randall S. Fojtasek
Telephone: (214) 634-0836                        ---------------------------
Telecopy: (214) 631-4231                    Title: President
ATRIUM CORPORATION                                --------------------------


with a copy to:


Hicks, Muse, Tate & Furst
 Incorporated
200 Crescent Court
Suite 1600
Dallas, TX  75201
Attn:    Thomas O. Hicks,
         John R. Muse,
         Jack D. Furst and
         Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy:  (214) 740-7313

                 and

Hicks, Muse, Tate & Furst
 Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York  10019
Attn:  Mr Charles W. Tate
Telephone: (212) 424-1400
Telecopy:  (212) 424-1450

                                          BANKERS TRUST COMPANY,
                                           Individually and as Agent


                                          By:  /s/ MARY KAY COYLE
                                             -----------------------------------
                                          Name:  Mary Kay Coyle
                                               ---------------------------------
                                          Title: Managing Director
                                                --------------------------------

                                                                     SCHEDULE I




                                  COMMITMENTS





                                          Revolving
Bank                                      Loan Commitment
Bankers Trust Company                     $20,000,000
                                          -----------
            Total                         $20,000,000








                                   Schedule I

                                                                    SCHEDULE II



                                 BANK ADDRESSES



Bankers Trust Company            130 Liberty Street
                                 New York, New York  10006
                                 30th Floor
                                 Telephone No.:  (212) 250-7671
                                 Telecopier No.:  (212) 250-7218
                                 Attention: Mary Kay Coyle











                                  Schedule II

                                  SCHEDULE III
                            TO THE CREDIT AGREEMENT

                                 REAL PROPERTY


I.     Owned Real Properties: Street Addresses

       A.     402 and 404 Highway 78, Wylie, Texas 75098*

       B.     2100, 2101 and 2101-A East Union Bower Road, Irving, Texas 75061*

       C.     10 Parker Street, Clinton, Massachusetts 01510*

       D.     286-288 Knowlton Street, Bridgeport, Connecticut 06603

*Properties to be subject to the Mortgages.

II.    Leasehold Properties: Street Addresses and Lease Agreements

       A.     Street Addresses

              1.   1841 E. Craig Road, Suite A, North Las Vegas, Nevada 89030.

              2.   1223 Tappan Circle, Carrollton, Texas 75006.

              3.   120-130 East Watkins Street, Phoenix, Arizona 85004.

              4.   9001 Ambassador Row, Dallas, Texas 75247.

              5.   959 Profit Drive, Dallas, Texas 75247.

              6.   Highway 69 North, Woodville, Texas 75979.

              7.   1341 West Mockingbird Lane, Suite 1200W, Dallas, Texas 75247.

              8.   1408 Vantage Drive, Carrollton, Texas 75006.

              9.   305 Knowlton Street, Bridgeport, Connecticut 06603.

              10.  855-H Conklin Street, Farmingdale, New York 11735.

       B.     Lease Agreements

              1. Industrial Real Estate Lease, dated April 22, 1996, with Tower Enterprises, as Lessor, regarding the property located at 1841 E. Craig Road, Suite A, North Las Vegas, Nevada.

              2. Lease Agreement, dated September 25, 1990, as amended and renewed from time to time, with Richard E. Smoot, as Landlord, regarding the property known as the Carrollton Industrial Park, located at 1223 Tappan Circle, Carrollton, Texas. Although this Lease Agreement only provides for a renewal for one term of one year, the lease has in fact been renewed for the past 3 years, apparently on a year-to-year basis.

              3. Industrial Real Estate Lease (Multi-Tenant Facility), dated as of June 1, 1994, with CB Institutional Fund VIII, as Landlord, regarding the property located at 120-130 East Watkins Street, Phoenix, Arizona.

              4. Lease Agreement, dated as of July 3, 1995, between Fojtasek Industrial Properties, Ltd., as Lessor, and Atrium Companies, Inc., as Lessee, regarding the property located at 9001 Ambassador Row, Dallas, Texas (for The Atrium Door & Window Company portion).

              5. Lease Agreement, dated as of July 3, 1995, between Atrium Companies, Inc., as Lessee, regarding the property located at 9001 Ambassador Row, Dallas, Texas (for the H-R Window portion).

              6. H-R Window Supply, Inc. pays rent of $7,500 per month to Atrium Companies, Inc. for the sub-lease of space at 959 Profit Drive, Dallas (part of the same tract of property as 9001 Ambassador Row, Dallas), where the H-R Window Division is located. This arrangement is not documented by any written sub-lease agreement.

              7. Lease Agreement, dated September 16, 1996, between Tyler County Industrial Corporation, as Lessor, and Atrium Companies, Inc., as Lessee, regarding the property at U.S. Highway 69 North, Woodville, Texas.

              8. Office Space Lease, dated August 16, 1996, between Mockingbird Towers Ltd., as Landlord, and Atrium Companies, Inc., as Tenant, regarding the property located at 1341 West Mockingbird Lane, Suite 1200W, Dallas, Texas.

              9. Land Lease, dated April 15, 1988, by and between the Atrium Door & Window Division and the Missouri, Kansas, Texas Rail Road Company, as lessor, regarding certain property adjacent to the 9001 Ambassador Row facility (railroad spur agreement).

              10. Industrial Track Agreement, dated January 1, 1984, by and among the Missouri, Kansas, Texas Rail Road Company, the Oklahoma, Kansas Texas Rail Road Company and Atrium Companies, Inc. (as successor by merger to Molding Products) regarding certain spur track adjacent to the 2100 Ease Union Bower facility.

              11. Lease from Network Distribution of Dallas, Inc. to Atrium Companies, Inc., dated October 23, 1996, for approximately 6,000 sq. ft. of warehouse space at 1408 Vantage Drive, Carrollton, Texas, at a rent of $.50 per square foot per month, for an initial term of 6 months with a 7-month extension option.

              12. Lease from Berngold Associates Limited Partnership to Bishop Manufacturing Company, Incorporated, dated September 27, 1996, for approximately 63,000 sq. ft. of light manufacturing and warehouse space at 305 Knowlton Street, Bridgeport, Connecticut

              13. Lease from C-1 Realty Co. to Bishop Manufacturing Co. of New York, dated September 20, 1992, for light manufacturing/warehouse space at 855-H Conklin Street, Farmingdale, New York 11735.

                                  SCHEDULE IV
                            TO THE CREDIT AGREEMENT

                      LIST OF SUBSIDIARIES OF THE BORROWER


Direct Subsidiaries of the Borrower:

       H-R Window Supply, Inc.

       Bishop Manufacturing Co. of New York, Inc.

       Vinyl Building Specialties of Connecticut, Inc.


Indirect wholly owned subsidiaries of the Borrower:

       Bishop Manufacturing Company, Incorporated, owned through Vinyl Building Specialties of Connecticut, Inc.

       Bishop Manufacturing Company of New England, Inc., owned through Bishop Manufacturing Company, Incorporated.

                                   SCHEDULE V
                            TO THE CREDIT AGREEMENT

           EXISTING INDEBTEDNESS OF THE BORROWER AND ITS SUBSIDIARIES


       $206,000 SBA Guaranteed Loan from Massachusetts Certified Development Corp to Bishop Manufacturing Company of New England, Inc. evidenced by that certain "504" Note dated June 9, 1993, issued by Bishop Manufacturing Company of New England, Inc. pursuant to the terms of that certain Authorization and Loan Agreement dated as January 6, 1993, by and among Massachusetts Certified Development Corp., Bishop Manufacturing Company of New England, Inc. and the Small Business Administration.

SCHEDULE VI                ATRIUM COMPANIES, INC.
================================================================================

                             SCHEDULE OF INSURANCE
                            As of November 27, 1996


       COVERAGE                CARRIER            POLICY NUMBER       EFFECTIVE DATE
 -------------------   -----------------------  ----------------   -------------------
 AUTO LIABILITY        Federal Insurance Co.
 All Other States                                      TBD          11/27/96-11/27/96
 Texas                                                 TBD          11/27/96-11/27/96







 BOILER & MACHINERY    Hartford Steam Boiler     BMINY621326500     04/01/96-04/01/97














 GENERAL LIABILITY     Federal Insurance Co.           TBD          11/27/96-11/27/97








                                                                                 MIN. AMOUNT
       COVERAGE                                 LIMITS                            REQUIRED
 -------------------    -----------------------------------------------------   -------------
 AUTO LIABILITY
 All Other States       $       1,000,000   CSL                                 $   1,000,000
 Texas                  $          10,000   Medical Payments
                        $       1,000,000   Uninsured/Underinsured Motorist
                        $          50,000   Hired Car Physical Damage
                        $           1,000   Collision Deductible, Autos
                        $           1,000   Comprehensive Deductible, Autos
                        $           5,000   Collision Deductible, Medium &
                                              Heavy Trucks

 BOILER & MACHINERY     $     100,000,000   Combined PD/BI/EE                   $  50,000,000
                        $       5,000,000   CBI/CEE
                        $       5,000,000   Ammonia Contamination
                        $       5,000,000   Water Damage
                        $       5,000,000   Consequential Damage
                        $       5,000,000   Expediting Expense
                        $         500,000   Hazardous Substance
                        $          10,000   Deductible, Except:
                        $          50,000   PD all presses greater than 1,000 tons
                          2 x Daily Value   BI and CBI/CEE, Except:
                          5 x Daily Value   All presses greater than 1,000 tons
                                 12 Hours   Service Interruption

                                            GENERAL LIABILITY
                                            -----------------
 GENERAL LIABILITY      $       2,000,000   General Aggregate                   $   1,000,000
                        $       1,000,000   Products/Completed Operations
                                              Aggregate
                        $       1,000,000   Personal & Advertising Injury
                        $       1,000,000   Per Occurrence
                                 Included   Fire Damage Legal Liability
                        $          10,000   Medical Expense

       COVERAGE                CARRIER            POLICY NUMBER       EFFECTIVE DATE
 -------------------   -----------------------  ----------------   -------------------
 GENERAL LIABILITY

 (CONTINUED)



 PROPERTY              Lexington Ins. Co.            8791309        04/01/96-04/01/97

                       (Primary $   3,500,000)



















 UMBRELLA              Westchester Fire Ins.       CUA1028200       04/01/96-04/01/97
                       Co.





 EXCESS LIABILITY      Federal Insurance Co.        79402066        04/01/96-04/01/97



 EXCESS LIABILITY      Aetna Casualty &          08XN25441683SCA    04/01/96-04/01/97
                       Surety Co.


 WORKERS'              Federal Insurance Co.           TBD          11/27/96-11/27/97
 COMPENSATION


                                                                                MIN. AMOUNT
       COVERAGE                                 LIMITS                            REQUIRED
 -------------------    -----------------------------------------------------   -------------
 GENERAL LIABILITY                   EMPLOYEE BENEFITS LIABILITY
                                     ---------------------------
 (CONTINUED)            $       1,000,000   Each Occurrence
                        $       1,000,000   Aggregate Limit
                        $          10,000   Deductible

 PROPERTY               $     200,000,000   "All Risk" Incl. Business           $  75,000,000
                                            Interruption
                                            Loss Limit Per Occurrence
                                            Sublimits Are Per Occurrence
                                            unless
                                              Otherwise Stated
                        $     200,000,000   Earthquake - Annual Aggregate
                                              (outside CA)
                        $      50,000,000   Earthquake - Annual Aggregate
                                            (CA)
                        $          10,000   Deductible, Except:
                                                        ------
                        $           5,000   Transit
                        $          50,000   Flood
                                       5%   Earthquake - Per Unit of
                                            Insurance
                        $         100,000   Earthquake Minimum - CA Only
                        $          50,000   Earthquake Minimum - All Other
                                               States
                                       2%   Wind - Tier 1 Locations
                        $         100,000   Wind - Minimum

 UMBRELLA               $      20,000,000   Per Occurrence                      $  30,000,000
                        $      20,000,000   Aggregate                           Combined
                        $          10,000   Self Insured Retention              Umbrella &
                                                                                Excess

 EXCESS LIABILITY       $      25,000,000   Per Occurrence (excess of
                                            20,000,000)
                        $      25,000,000   Aggregate

 EXCESS LIABILITY       $      25,000,000   Per Occurrence (excess of
                                            45,000,000)
                        $      25,000,000   Aggregate

 WORKERS'                       Statutory   (Workers' Compensation)             Statutory
 COMPENSATION


       COVERAGE                CARRIER            POLICY NUMBER       EFFECTIVE DATE
 -------------------   -----------------------  ----------------   -------------------
 WORKERS' COMP
 (CONTINUED)








                                                                                  MIN. AMOUNT
       COVERAGE                                  LIMITS                            REQUIRED
 -------------------     -----------------------------------------------------   -------------
 WORKERS' COMP             Employer's Liability:
 (CONTINUED)
                         $         500,000   Each Accident
                         $         500,000   Disease-Policy Limit
                         $         500,000   Disease-Each Employee
                         $         100,000   Repatriation and Endemic Disease
                         $         250,000   Deductible Per Occurrence
                         $       2,000,000   Loss Aggregate

                                  SCHEDULE VII
                                       TO
                                CREDIT AGREEMENT

                                 EXISTING LIENS


---------------------------------------------------------------------------------------------
                                                NAME OF
        DEBTOR/GRANTOR NAME                  SECURED PARTY               JURISDICTION
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Arizona--Secretary
                                     Boston, as Agent*                 of State
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc., dba        Toyota Motor Credit               Arizona--Secretary
Skotty Aluminum Products             Corporation* (Toyotalift of       of State
                                     Arizona, Inc.)
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Maricopa County, AZ
                                     Boston, as Agent*
---------------------------------------------------------------------------------------------
SKOTTY ALUMINUM                      RUDY GUZMAN, dba GUZMAN           Maricopa County, AZ
PRODUCTS, a division of              CONSTRUCTION, as Plaintiff
FOJTASEK COMPANIES, INC.;
et al. (as defendants)
---------------------------------------------------------------------------------------------
FOJTASEK COMPANIES, INC., a Texas    GILA SPRINGS ASSOCIATION, an      Maricopa County, AZ
corporation, dba ARIZONA BUILDING    Arizona corporation, as
SPECIALTIES OF PHOENIX, INC.; et     Plaintiff
al. (as defendants)
---------------------------------------------------------------------------------------------
FOJTASEK COMPANIES, INC.,            FEDERAL NATIONAL                  Maricopa County, AZ
dba ARIZONA BUILDING                 MORTGAGE ASSOCIATION, as
SPECIALTIES; et al. (as              Plaintiff
defendants)
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Nevada--Secretary
                                     Boston, as Agent*                 of State
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Clark County, NV
                                     Boston, as Agent*
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             Siemens Credit Corporation        Texas--Secretary of
                                                                       State
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. dba The     DATAMAX Leasing                   Texas--Secretary of
Atrium Door & Window Company                                           State
---------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                       FILING     FILING NO.           DESCRIPTION OF
        DEBTOR/GRANTOR NAME             DATE                             COLLATERAL
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.               7/5/95    837716          Blanket Lien

-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc., dba          8/5/96    928992          one (1) Toyota forklift
Skotty Aluminum Products

-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.               7/5/95    95-0389938      Blanket Lien

-----------------------------------------------------------------------------------------------
SKOTTY ALUMINUM                        4/12/96   96-0252144 or   Lis Pendens against real
PRODUCTS, a division of                          CV 96-06437     property (not owned by
FOJTASEK COMPANIES, INC.;                                        Borrower)
et al. (as defendants)
-----------------------------------------------------------------------------------------------
FOJTASEK COMPANIES, INC., a Texas      8/20/92   92-0460591 or   Lis Pendens against real
corporation, dba ARIZONA BUILDING                CV 92-19425     property (not owned by
SPECIALTIES OF PHOENIX, INC.; et                                 Borrower)
al. (as defendants)
-----------------------------------------------------------------------------------------------
FOJTASEK COMPANIES, INC.,              4/3/91    91-141492 or    Lis Pendens against real
dba ARIZONA BUILDING                             CV91-08694      property (not owned by
SPECIALTIES; et al. (as                                          Borrower)
defendants)
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.               7/5/95    9509428         Blanket Lien

-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.               7/5/95    950705-01182    Blanket Lien

-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.               1/26/94   016163          Leased Equipment (Phone
                                                                 System)
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. dba The       6/3/94    110365          Leased Equipment (Canon
Atrium Door & Window Company                                     Copier and Stapler)
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                 NAME OF
        DEBTOR/GRANTOR NAME                   SECURED PARTY               JURISDICTION
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. dba The     DATAMAX Leasing                   Texas--Secretary of
Atrium Door & Window Company                                           State
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. dba H-R     Business Credit Leasing           Texas--Secretary of
Windows                                                                State
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             Siemens Credit Corporation        Texas--Secretary of
                                                                       State
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             Boatmen's First National Bank     Texas--Secretary of
                                     of Amarillo, Texas Commerce       State
                                     Bank National Association and
                                     Chemical Bank**
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Texas --Secretary
                                     Boston, as Agent                  of State
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. (as         Star Data Systems, Inc. (as       Texas--Secretary of
Lessee)                              Lessor)                           State
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. (as         Yale Financial Services, Inc.     Texas--Secretary of
Lessee)                              (as Lessor)                       State
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. dba         Citicorp Dealer Finance           Texas--Secretary of
Extruders                                                              State
---------------------------------------------------------------------------------------------
Woodville Extruders, a division      The First National Bank [of       Texas--Secretary of
of Fojtasek Companies, Inc.          Boston] as Agent*                 State
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Dallas County, TX
                                     Boston, as Agent*
---------------------------------------------------------------------------------------------
The Atrium Door & Window             MetLife Capital, Limited          Dallas County, TX
Corporation                          Partnership
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             MetLife Capital, Limited          Dallas County, TX
                                     Partnership
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             Texas Commerce Bank - Dallas,     Dallas County, TX
                                     N.A. (as Mortgagee)*
---------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                       FILING     FILING NO.           DESCRIPTION OF
        DEBTOR/GRANTOR NAME             DATE                             COLLATERAL
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. dba The      6/3/94    110366          Leased Equipment (Fax and
Atrium Door & Window Company                                    Memory)
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. dba H-R      9/6/94    174422          Leased Equipment (Copier)
Windows
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.              1/31/95   020148          Leased Equipment (ROLM
                                                                Phones and Cards)
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.              7/3/95    129298          Real Property located in
                                                                Dallas, Texas and
                                                                improvements,fixtures and
                                                                appurtenances attached
                                                                thereto
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.              7/5/95    129738          Blanket Lien
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. (as          2/21/96   034471          Leased Computer Equipment
Lessee)
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. (as          6/12/96   116200          Equipment of Lessor leased
Lessee)                                                         to Lessee
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc. dba          6/13/96   117050          Three (3) Mitsubishi
Extruders                                                       Vehicles
-----------------------------------------------------------------------------------------------
Woodville Extruders, a division       10/7/96   197241          Blanket Lien
of Fojtasek Companies, Inc.
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.              7/5/95    003596          Blanket Lien
-----------------------------------------------------------------------------------------------
The Atrium Door & Window              10/5/87   87192-2864      Leased Equipment (One(1)
Corporation                                                     glass production system)
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.              5/17/88   88096-0304      Equipment
-----------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.              1/18/90   90013-1084      Deed of Trust, Security
                                                                Agreement, Fixtures
                                                                Financing Statement and
                                                                Assignment of Rents and
                                                                Leases (under Term Note in
                                                                the amount of
                                                                $1,840,569.00)
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                 NAME OF
        DEBTOR/GRANTOR NAME                   SECURED PARTY               JURISDICTION
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             Texas Commerce Bank - Dallas,     Dallas County, TX
                                     N.A. (as Mortgagee)**
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Dallas County, TX
                                     Boston, as Agent **
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Dallas County, TX
                                     Boston, as Agent*
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Dallas County, TX
                                     Boston, as Agent*
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Dallas County, TX
                                     Boston, as Agent*
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Dallas County, TX
                                     Boston, as Agent*
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             The First National Bank of        Dallas County, TX
                                     Boston, as Agent*
---------------------------------------------------------------------------------------------
H-R Window Supply Inc. and           Angel Gomez (as plaintiff)        Dallas County, TX
Fojtasek Companies, Inc. (as
defendants)
---------------------------------------------------------------------------------------------
Atrium Door & Window Company and     Jesus Garza (as plaintiff)        Dallas County, TX
Fojtasek Companies, Inc. (as
defendants)
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc., the        Raul Marco Renovato (as           Dallas County, TX
Atrium Door & Window Company, a      plaintiff)
division of Fojtasek Companies,
Inc. and the Atrium Door & Window
Corporation and Anganette Cruz
(as defendants)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                     FILING     FILING NO.           DESCRIPTION OF
        DEBTOR/GRANTOR NAME           DATE                             COLLATERAL
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             1/18/90   90013-1124     Misfiled: should have been
                                                              recorded with the Clerk of
                                                              Tarrant County, TX
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             7/3/95    95128-02430    Deed of Trust, Security
                                                              Agreement, Assignment of
                                                              Rents and Financing
                                                              Statement(2100 UnionBank-
                                                              tract 1)
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             7/3/95    95128-02477    Deed of Trust, Security
                                                              Agreement, Assignment of
                                                              Rents and Financing
                                                              Statement(2100UnionBank-
                                                              tract 2)
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             7/3/95    95129-00417    Deed of Trust, Security
                                                              Agreement, Assignment of
                                                              Rents and Financing
                                                              Statement (Assignment of
                                                              Lease - Ambassador Row)
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             7/5/95    95129-05441    Blanket Lien
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             7/5/95    95129-05445    Blanket Lien
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc.             7/5/95    95129-05449    Blanket Lien
---------------------------------------------------------------------------------------------
H-R Window Supply Inc. and           12/27/94  94-13244-E     Lis Pendens
Fojtasek Companies, Inc. (as
defendants)
---------------------------------------------------------------------------------------------
Atrium Door & Window Company and     1/29/96   96-00985-D     Lis Pendens
Fojtasek Companies, Inc. (as
defendants)
---------------------------------------------------------------------------------------------
Fojtasek Companies, Inc., the        8/9/96    96-08162       Lis Pendens
Atrium Door & Window Company, a
division of Fojtasek Companies,
Inc. and the Atrium Door & Window
Corporation and Anganette Cruz
(as defendants)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                 NAME OF
        DEBTOR/GRANTOR NAME                   SECURED PARTY               JURISDICTION
---------------------------------------------------------------------------------------------
Skotty Aluminum Products             The First National Bank of        Maricopa County, AZ
(Irving, TX)                         Boston, as Agent*
---------------------------------------------------------------------------------------------
Skotty Aluminum Products             The First National Bank of        Maricopa County, AZ
(Phoenix, AZ)                        Boston, as Agent*
---------------------------------------------------------------------------------------------
Skotty Aluminum - Atrium Door &      Tremco, Inc.                      Texas--Secretary of
Window                                                                 State
---------------------------------------------------------------------------------------------
Skotty Aluminum Products             The First National Bank of        Texas--Secretary of
                                     Boston, as Agent*                 State
---------------------------------------------------------------------------------------------
Skotty Aluminum Products             The First National Bank of        Arizona--Secretary
(Irving, TX)                         Boston, as Agent*                 of State
---------------------------------------------------------------------------------------------
Skotty Aluminum Products             The First National Bank of        Arizona--Secretary
(Phoenix, AZ)                        Boston, as Agent*                 of State
---------------------------------------------------------------------------------------------
H-R Windows                          The First National Bank of        Texas--Secretary of
                                     Boston, as Agent*                 State
---------------------------------------------------------------------------------------------
H-R Windows                          The First National Bank of        Dallas County, TX
                                     Boston, as Agent*
---------------------------------------------------------------------------------------------
Extruders                            The First National Bank of        Texas--Secretary of
                                     Boston, as Agent*                 State
---------------------------------------------------------------------------------------------
Woodville Extruders                  The First National Bank of        Texas--Secretary of
                                     Boston, as Agent*                 State
---------------------------------------------------------------------------------------------
North Texas Die and Tool             The First National Bank of        Texas--Secretary of
                                     Boston, as Agent*                 State
---------------------------------------------------------------------------------------------
Atrium                               Sensomatics Electronics Corp.     Texas--Secretary of
                                                                       State
---------------------------------------------------------------------------------------------
Atrium                               Sensomatics Electronics Corp.     Texas--Secretary of
                                                                       State
---------------------------------------------------------------------------------------------
Atrium Corporation                   The First National Bank of        Texas--Secretary of
                                     Boston, as Agent*                 State
---------------------------------------------------------------------------------------------
Atrium Door and Window               The First National Bank of        Nevada--Secretary
Distributors of Nevada               Boston, as Agent*                 of State
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                         FILING     FILING NO.     DESCRIPTION OF
        DEBTOR/GRANTOR NAME               DATE                      COLLATERAL
------------------------------------------------------------------------------------------
Skotty Aluminum Products                7/5/95    95-0389936      Blanket Lien
(Irving, TX)
------------------------------------------------------------------------------------------
Skotty Aluminum Products                7/5/95    95-0389937      Blanket Lien
(Phoenix, AZ)
------------------------------------------------------------------------------------------
Skotty Aluminum - Atrium Door &         5/10/93   --683           Equipment
Window
------------------------------------------------------------------------------------------
Skotty Aluminum Products                7/5/95    129734          Blanket Lien

------------------------------------------------------------------------------------------
Skotty Aluminum Products                7/5/95    837714          Blanket Lien
(Irving, TX)
------------------------------------------------------------------------------------------
Skotty Aluminum Products                7/5/95    837715          Blanket Lien
(Phoenix, AZ)
------------------------------------------------------------------------------------------
H-R Windows                             7/5/95    129732          Blanket Lien

------------------------------------------------------------------------------------------
H-R Windows                             7/5/95    003595          Blanket Lien

------------------------------------------------------------------------------------------
Extruders                               7/5/96    129730          Blanket Lien

------------------------------------------------------------------------------------------
Woodville Extruders                     10/7/96   197241          Blanket Lien

------------------------------------------------------------------------------------------
North Texas Die and Tool                7/5/96    129735          Blanket Lien

------------------------------------------------------------------------------------------
Atrium                                  6/9/95    114765          Surveillance equipment

------------------------------------------------------------------------------------------
Atrium                                  6/9/95    114766          Surveillance equipment

------------------------------------------------------------------------------------------
Atrium Corporation                      10/7/96   197242          Blanket Lien

------------------------------------------------------------------------------------------
Atrium Door and Window                  10/15/96  9616783         Blanket Lien
Distributors of Nevada
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                 NAME OF
        DEBTOR/GRANTOR NAME                   SECURED PARTY               JURISDICTION
---------------------------------------------------------------------------------------------
Atrium Door and Window               The First National Bank of        Clark County, NV
Distributors of Nevada               Boston, as Agent*
---------------------------------------------------------------------------------------------
Atrium Corporation                   The First National Bank of        Massachusetts--
                                     Boston, as Agent*                 Secretary of State
---------------------------------------------------------------------------------------------
H-R Window Supply, Inc.              The First National Bank of        Texas--Secretary of
                                     Boston, as Agent*                 State
---------------------------------------------------------------------------------------------
H-R Windows Supply Inc. and          Maria Espinosa (as plaintiff)     Dallas County, TX
Fojtasek Companies, Inc. (as
defendants)
---------------------------------------------------------------------------------------------
Bishop Manufacturing Company,        Lafayette American Bank and       Connecticut--
Incorporated                         Trust Company                     Secretary of State
---------------------------------------------------------------------------------------------
Bishop Manufacturing Company,        Richard Lyman, as plaintiff       City of Bridgeport,
Inc. as defendant                                                      CT
---------------------------------------------------------------------------------------------
Bishop Manufacturing of New          The First National Bank of        Town of Clinton, MA
England, Inc.                        Boston, as Agent*
---------------------------------------------------------------------------------------------
Bishop Manufacturing Company of      Lafayette American Bank and       Connecticut--
New England, Inc.                    Trust Company                     Secretary of State
---------------------------------------------------------------------------------------------
Bishop Manufacturing Company of      U.S. Small Business               Massachusetts--
New England, Inc.                    Administration (assignee of       Secretary of State
                                     Massachusetts Certified
                                     Development Corp.)+
---------------------------------------------------------------------------------------------
Bishop Manufacturing Company of      The First National Bank of        Massachusetts--
New England, Inc.                    Boston, as agent*                 Secretary of State
Bishop Manufacturing Company of      U.S. Small Business               Town of Clinton, MA
New England, Inc.                    Administration (assignee of
                                     Massachusetts Certified
                                     Development Corp.)+
---------------------------------------------------------------------------------------------
Kel-Star Building Products           The First National Bank, as       Texas--Secretary of
                                     Agent*                            State
---------------------------------------------------------------------------------------------
Dow-Tech Plastics                    The First National Bank of        Texas--Secretary of
                                     Boston, as Agent*                 State
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                        FILING     FILING NO.           DESCRIPTION OF
        DEBTOR/GRANTOR NAME              DATE                             COLLATERAL
-------------------------------------------------------------------------------------------
Atrium Door and Window                 10/21/96  961021-00407    Blanket Lien
Distributors of Nevada
-------------------------------------------------------------------------------------------
Atrium Corporation                     10/7/96   421196          Blanket Lien

-------------------------------------------------------------------------------------------
H-R Window Supply, Inc.                7.5.95    129731          Blanket Lien

-------------------------------------------------------------------------------------------
H-R Windows Supply Inc. and            5/14/96   96-04814        Lis Pendens
Fojtasek Companies, Inc. (as
defendants)
-------------------------------------------------------------------------------------------
Bishop Manufacturing Company,          5/27/93   1014410         Blanket Lien; signed
Incorporated                                                     releases in Debtor's
                                                                 possession
-------------------------------------------------------------------------------------------
Bishop Manufacturing Company,          6/18/96   33345           Lis Pendens
Inc. as defendant
-------------------------------------------------------------------------------------------
Bishop Manufacturing of New            10/7/96   86              Blanket Lien
England, Inc.
-------------------------------------------------------------------------------------------
Bishop Manufacturing Company of        5/27/93   1014409         Blanket Lien; signed
New England, Inc.                                                releases in Debtor's
                                                                 possession
-------------------------------------------------------------------------------------------
Bishop Manufacturing Company of        6/9/93    165875          All fixtures of Debtor
New England, Inc.                                                located on real property
                                                                 located in Clinton, MA
-------------------------------------------------------------------------------------------
Bishop Manufacturing Company of        10/7/96   421195          Blanket Lien
New England, Inc.
-------------------------------------------------------------------------------------------
Bishop Manufacturing Company of        6/14/93   662             All fixtures of Debtor
New England, Inc.                                                located on real property in
                                                                 Clinton, MA
-------------------------------------------------------------------------------------------
Kel-Star Building Products             201946    201946          Blanket Lien

-------------------------------------------------------------------------------------------
Dow-Tech Plastics                      7/5/95    129736          Blanket Lien

-------------------------------------------------------------------------------------------

-------------

* To be released contemporaneously with the Closing Date under the Credit Agreement pursuant to a signed release and UCC-3 termination statements

** Borrower (or any subsidiaries) is not obligated on any debt secured hereby. Debt matures 12-1-96. Payoff period terminates 12-31-96.

+       Debt to be paid and liens released.

                                                                       EXHIBIT A




                          FORM OF NOTICE OF BORROWING


                                                                          [Date]



Bankers Trust Company, as Agent
  (the "Agent") for the Banks
  party to the Credit Agreement
  referred to below
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Attention:
           ------------------

Ladies and Gentlemen:


              The undersigned, Atrium Companies, Inc., a Delaware corporation (the "Borrower"), refers to the Credit Agreement, dated as of November __, 1996 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among Atrium Corporation, the Borrower, the Banks party thereto from time to time (the "Banks"), and you, as Agent for such Banks, and hereby gives you irrevocable notice, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing of Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

              (i) The aggregate principal amount of the Proposed Borrowing is $__________.

              (ii) The Business Day of the Proposed Borrowing is __________, ___.(1/)





--------------------

(1/) Shall be a Business Day at least three Business Days in the case of Eurodollar Loans after the date hereof.

                                                                       EXHIBIT A
                                                                          Page 2





              (iii) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].(2/)

              [(iv) The initial Interest Period for the Proposed Borrowing is [one month] [two months] [three months] [six months] [, subject to availability to all the Banks, nine or twelve months].](3/)

              The undersigned hereby certifies on behalf of the Borrower that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

              (A) the representations and warranties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

              (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.



                                           Very truly yours,

                                           ATRIUM COMPANIES, INC.


                                           By
                                             -----------------------------------
                                             Title:





--------------------

(2/) Eurodollar Loans may not be incurred prior to the earlier of (x) the 60th day after the Initial Borrowing Date and (y) the Syndication Date.

(3/)  To be included for a Proposed Borrowing of Eurodollar Loans.

                                                                       EXHIBIT B




                             FORM OF REVOLVING NOTE


$____________________                                         New York, New York
                                                               November __, 1996


              FOR VALUE RECEIVED, ATRIUM COMPANIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _______________________ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the Payment Office (as defined in the Agreement referred to below) initially located at 130 Liberty Street, One Bankers Trust Plaza, New York, New York 10006 on the Revolving Loan Maturity Date (as defined in the Agreement) the principal sum of ___________________ DOLLARS ($ ___________) or, if less, the unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

              The Borrower promises also to pay interest on the unpaid principal amount of each Revolving Loan made by the Bank in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

              This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of November __, 1996, among Atrium Corporation, the Borrower, the Banks from time to time party thereto (including the Bank) and Bankers Trust Company, as Agent (as amended, restated, supplemented or otherwise modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part, and Revolving Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

              In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                                                                      EXHIBIT B
                                                                         Page 2


              The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

              THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.



                                             ATRIUM COMPANIES, INC.


                                             By
                                               ---------------------------------
                                               Title:

                                                                       EXHIBIT C




                        FORM OF LETTER OF CREDIT REQUEST


No. __________(1/)    Dated ________________(2/)


Bankers Trust Company, individually and as
Agent under the Credit Agreement (as amended,
restated, supplemented or otherwise modified
from time to time, the "Credit Agreement"),
dated as of November __, 1996, among Atrium
Corporation, Atrium Companies, Inc., the
Banks from time to time party thereto and
Bankers Trust
Company, as Agent
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Dear Sirs:

              We hereby request that [Name of Proposed Issuing Bank], in its individual capacity, issue a [Trade] [Standby] Letter of Credit for the account of the undersigned on ____________________(3/) (the "Date of Issuance") in the aggregate stated amount of ___________________(4/).

              For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided in the Credit Agreement.





--------------------

(1/)  Letter of Credit Request Number.

(2/)  Date of Letter of Credit Request.

(3/) Date of Issuance which shall be at least two (2) Business Days' (or, such shorter period as is acceptable to the respective Issuing Bank).

(4/)  Aggregate initial stated amount of Letter of Credit.

                                                                       EXHIBIT C
                                                                          Page 2




              The beneficiary of the requested Letter of Credit will be _____________________(5/), and such Letter of Credit will be in support of
________________________(6/)  and will have stated expiration date of
___________________(7/).

              The undersigned hereby certifies on behalf of the Borrower that:

              (1) The representations and warranties contained in the Credit Documents will be true and correct in all material respects on the date of issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

              (2) No Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or Event of Default occur.

              Copies of all documentation with respect to the supported transaction are attached hereto.



                                             ATRIUM COMPANIES, INC.


                                             By
                                               ---------------------------------
                                               Name:
                                               Title:





--------------------

(5/)  Insert name and address of beneficiary.

(6/) Insert description of L/C Supportable Obligations of the Borrower or its Subsidiaries.

(7/) Insert last date upon which drafts may be presented which may not be later than the earlier of 12 months after the date of issuance thereof, and the Revolving Loan Maturity Date.

                                                                       EXHIBIT D




                    FORM OF SECTION 4.04(b)(iii) CERTIFICATE



              Reference is hereby made to the Credit Agreement, dated as of November __, 1996, among Atrium Corporation, Atrium Companies, Inc., various Banks party thereto from time to time, and Bankers Trust Company, as Agent (the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.



                                           [NAME OF BANK]


                                           By
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT E

                     FORM OF VINSON & ELKINS L.L.P. OPINION


(713) 758-2222


                               November 27, 1996


Bankers Trust Company
 in its individual capacity and
 as Agent and Collateral Agent
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

To each of the Bank from time to time parties to the Credit Agreement referred to below

Ladies and Gentlemen:

         We have acted as counsel to Atrium Corporation, a Delaware corporation ("Holdings"), Atrium Companies, Inc., a Delaware corporation (formerly named FCI Holding Corp. and the survivor by merger of Fojtasek Companies, Inc. a Texas corporation) (the "Borrower"), and H-R Window Supply Company, Inc., a Texas corporation ("H-R Window"), Vinyl Building Specialities of Connecticut, Inc., a Connecticut corporation, Bishop Manufacturing Co. of New York, Inc., a Connecticut corporation, Bishop Manufacturing Co., Inc., a Connecticut corporation and Bishop Manufacturing Company of New England, Inc., a Connecticut corporation (collectively, the "Subsidiary Guarantors") in connection with the transactions to be effected pursuant to that certain Credit Agreement dated as of November 27, 1996 (the "Credit Agreement") by and among Holdings, the Borrower, the Bank party thereto from time to time, Bankers Trust Company, as Agent. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to such terms in the Credit Agreement , and other terms that are defined in the Uniform Commercial Code as in effect in the State of New York (the "New York UCC") have the same meanings when used herein unless otherwise indicated by the context in which such terms are so used. Holdings, the Borrower and the Subsidiary Guarantors are collectively referred to herein as the "Credit Parties" and individually as a "Credit Party". This opinion is being delivered to you at the express direction of the Borrowers pursuant to Section 5.03 of the Credit Agreement.

         In rendering the opinions set forth herein, we have examined:

         (i)     the certificates of incorporation and bylaws of the Credit
Parties;

                                                                       EXHIBIT E
Bankers Trust Company, as Agent
November 27, 1996
Page 2




         (ii) resolutions of the boards of directors and, if applicable, stockholders, of the Credit Parties with respect to the transactions referred to herein to which such Person is a party;

         (iii)   the Credit Agreement

         (iv) the Revolving Note dated the date hereof executed by the Borrower in favor of BTCo;

         (v)     the Environmental Indemnity Agreement;

         (vi) the Pledge Agreement and the Pledged Securities delivered in connection therewith;

         (vii)   the Security Agreement;

         (viii)  the Subsidiary Guaranty;

         (ix) the Assignment of Security Interests in United States Trademarks and Patents dated as of the date hereof by and between the Borrower and the Agent (the "Trademark and Patent Assignment");

         (x) the Assignment of Security Interest in United States Copyrights dated as of the date hereof by and between the Borrower and the Agent (the "Copyright Assignment");

         (xi) (A) the mortgages and deeds of trust identified on Schedule I hereto, each dated as of the date hereof (the "Mortgages") and executed by the Borrower in favor of the Agent, including, but not limited to, the Mortgages to be recorded in the State of Texas (the "Texas Mortgages"), and (B) the UCC-1 financing statement to be filed in the Office of the Texas Secretary of State in connection with the Texas Mortgages (the "Texas Mortgage Financing Statements");

         (xii) the UCC-1 financing statements (other than the Texas Mortgage Financing Statements) executed by the Credit Parties for filing within the State of Texas (collectively, the "Texas Security Agreement Financing Statements," with the Texas Mortgage Financing Statements and the Texas Security Agreement Financing Statements herein collectively referred to as the "Texas Financing Statements"); and

         (xiii) the UCC-1 financing statements executed by the Credit Parties for filing within the States of Arizona, Connecticut, New York, and Nevada (collectively, the "CCH Financing Statements");

         ((iii) - (xiii) collectively, hereinafter referred to as the "Documents") and such other agreements, instruments and documents, and such questions of law as we have deemed necessary or appropriate to enable us to render the opinions expressed below. Additionally, we have examined originals or copies, certified to our satisfaction, of such certificates of public officials and officers

                                                                       EXHIBIT E
Bankers Trust Company, as Agent
November 27, 1996
Page 3

and representatives of the Credit Parties as we have deemed relevant or necessary, as the basis for the opinions set forth herein.

         In rendering the opinions expressed below, we have assumed (i) that the signatures of persons signing all documents in connection with which this opinion is rendered are genuine, (ii) all documents submitted to us as originals or duplicate originals are authentic, (iii) all documents submitted to us as copies, whether certified or not, conform to authentic original documents , (iv) the due authorization, execution and delivery of the Documents by all parties thereto other than the Credit Parties and that each such Document is valid, binding and enforceable against the parties thereto other than the Credit Parties, and (v) the legal capacity of natural persons. We have assumed that each Credit Party will perform its obligations under the Documents in good faith and as required by law and that all representations and warranties by the each Credit Party in the Documents are true and correct in all material respects and that no fraud and misrepresentation exist with respect to matters under the Documents. As to various questions of material fact to our opinion, we have relied upon the accuracy and completeness of the representations made in the Transaction Documents by the Credit Parties and upon officer's certificates executed by an officer of each Credit Party (collectively, the "Officer's Certificate").

         Based upon the foregoing and subject to the qualification, exceptions, limitations and assumptions stated herein, we are of the opinion that:

         1. Each Credit Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Credit Party has the requisite corporate power and authority to own its properties and assets and to transact the business in which it is engaged and presently proposes to engage.

         2. Each Credit Party is duly qualified and in good standing in each jurisdiction identified in the Officer's Certificate executed by an officer of such Credit Party as a jurisdiction in which such Credit Party owns or leases property or conducts business.

         3. Each Credit Party has the requisite corporate power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each such Document.

         4. (a) Each Credit Party has duly executed and delivered each of the Documents to which it is a party.

                 (b) Under the laws of the State of New York, each of the Documents constitutes the legal, valid and binding obligation of each Credit Party, to the extent that the same is a party thereto, enforceable in accordance with its terms.

                                                                       EXHIBIT E
Bankers Trust Company, as Agent
November 27, 1996
Page 4


         5. Neither the execution and delivery by each Credit Party of the Documents to which it is a party, nor compliance by its provision of any Applicable Law (as hereinafter defined) (including, without limitation Regulations G, T, U and X of the Board of Governors of the Federal Reserve System) or any applicable order, writ, injunction or decree of any court or governmental instrumentality identified in the Officer's Certificate, (ii) conflicts with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the material properties or assets of Holdings or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument identified in the Officer's Certificate, or (iii) will violate any provision of the certificate of incorporation or by-laws of Holdings or any of its Subsidiaries, (iv) requires the consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof pursuant to Applicable Law. As used herein the term "Applicable Law" means the Delaware General Corporation Law, the Texas Business Corporation Act, and those laws, statutes, rules or regulations that, in our experience would normally be applicable to a transaction of the type evidenced by the Documents and that is promulgated or enacted by the federal government of the United States or any agency or instrumentality thereof or the States of New York or Texas or any political subdivision thereof, but excluding (a) any laws, rules or regulations relating to (i) pollution or protection of the environment, (ii) zoning, land use, building or construction, (iii) labor, employee rights and benefits, and occupational safety and health and (iv) utility regulation (except as set forth in paragraph 9 below) and antitrust, (b) any laws, rules or regulations of any county, municipality, or similar political subdivision or any agency or instrumentality thereof, (c) the Texas usury laws, and (d) as to Texas law, laws relating to provisions that release, exempt, or exculpate a party from, or require indemnification of a party for, liability for its own action or inaction, to the extent that the same are inconsistent with public policy.

         6. To our knowledge, there are no actions, suits or proceedings pending or, threatened, with respect to any Credit Party (i) that are likely to have a Material Adverse Effect or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or on the ability of any Credit Party to perform its respective obligations to the Banks hereunder and under the other Credit Documents to which it is, or will be, a party. Additionally, to our knowledge, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

         7. The authorized capital stock of the Borrower and H-R Window and the issued and outstanding shares thereof and the record owners thereof, are as set forth on Schedule II hereto. All of such outstanding shares are fully-paid and non-assessable and have been issued free of any pre-emptive rights. No authorized by unissued or treasury shares of capital stock of the Borrower or H-R Window are subject to any option, warrant, right to call or commitment of any kind or character. Neither the Borrower nor H-R Window has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise)

                                                                       EXHIBIT E
Bankers Trust Company, as Agent
November 27, 1996
Page 5

to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding sentence.

         8. Assuming the accuracy of the representations and warranties set forth in each subscription document of limited partners of Hicks, Muse, Tate & Furst Equity Fund III, L.P. and that there is no violation by any such limited partner of Section 48(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), none of the Credit Parties is an "investment company" that is required to be registered under the 1940 Act.

         9. None of the Credit Parties is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         10. The provisions of the Security Agreement are effective to create, in favor of the Collateral Agent for its benefit and for the benefit of the Secured Creditors, a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Security Agreement Collateral (as such term is defined in the Security Agreement) accurately and adequately described in the Security Agreement in which a security interest may be created under Article 9 of the New York UCC. Assuming that the Texas Security Agreement Financing Statements were filed in the offices set forth on
Schedule III hereto and have not subsequently been released, terminated or modified, the Collateral Agent's security interest in the Security Agreement Collateral accurately and adequately described in the Security Agreement has been duly and validly perfected to the extent that such security interest may be perfected under the Texas version of the Uniform Commercial Code (the "Texas UCC") by the filing of the Texas Financing Statements.

         11. We have reviewed the Commerce Clearing House, Inc. Secured Transactions Guide, as supplemented through October 29, 1996 (the "Guide"), and based solely on our review of the Guide, and assuming that the CCH Financing Statements were filed in the offices set forth on Schedule III hereto and have not subsequently been released, terminated or modified, the Collateral Agent's security interest in the Security Agreement Collateral accurately and adequately described in the Security Agreement has been duly and validly perfected to the extent that such a security interest may be perfected under the Uniform Commercial Code as enacted and in effect in the States of Arizona, Connecticut, New York and Nevada (the "Subject States") by the filing of financing statements.

         12. Based on our understanding that the Collateral Agent has taken and is retaining in the State of New York possession of the Pledged Securities described in Part I and Part II of Annex A to the Pledge Agreement (collectively, the "Pledged Collateral"), there has been created under the Pledge Agreement, and there has been granted to the Collateral Agent, for the benefit of Agent and the Secured Creditors, a valid and perfected security interest and lien upon the Pledged Collateral to the extent a security interest may be obtained by possession under the New York UCC, which

                                                                       EXHIBIT E
Bankers Trust Company, as Agent
November 27, 1996
Page 6

security interest and lien will be free from any adverse claim (as such term is defined in Section 8-302 of the New York UCC).

         13. The provisions of the Copyright Assignment and the Trademark and Patent Assignment are sufficient to create, in favor of Collateral Agent for the benefit of the Secured Creditors, a security interest in all right, title and interest of the Borrower in the Collateral accurately and adequately described respectively therein (with such Collateral herein referred to as the "Patent Collateral"). Assuming the (i) filing and recording of the Copyright Assignment in the United States Copyright Office, (ii) filing and recording of the Trademark and Patent Assignment in the United States Patent and Trademark Office, and (iii) the filing of financing statements related to the Patent Collateral in the appropriate Uniform Commercial Code filing offices, the Collateral Agent's security interest in the Patent Collateral has been duly and validly perfected under applicable law.

         14. The interest rates applicable to the Obligations of the Borrower under the Credit Agreement and the Notes do not violate any law, rule or regulation of the State of New York prescribing a maximum rate of interest.

         15. The form of the Texas Mortgages, the acknowledgments thereto and the Texas Mortgage Financing Statements comply with all applicable recording, filing and registration laws and regulations of the State of Texas and are legally sufficient for the purposes intended to be accomplished thereby.

         16. A fully executed counterpart of the Texas Mortgages should be filed for record in the office of the County Clerk in the county in which the real property covered by the Texas Mortgages are located, and fully executed counterparts of the Texas Mortgage Financing Statements should be filed in the Office of the Secretary of State of Texas. No other filings are necessary or appropriate for the purposes intended to be accomplished thereby, other than continuation statements as required by the Texas UCC. Upon such filing, the Texas Mortgages will constitute as security for the obligations therein described, (a) valid mortgage liens on all real property and interests in real property accurately and specifically described in the Texas Mortgages as being mortgaged thereby, and (b) a perfected security interest in all tangible personal property and fixtures if adequately described in the Texas Mortgages as being mortgaged (collectively, the "Mortgaged Personal Properties") thereby to the extent that the Texas UCC is applicable thereto. The real property and personal property described in clauses (a) and (b) of the preceding sentence are herein collectively referred to as the "Texas Mortgaged Properties." The Security Agreement Collateral, the Pledged Collateral, the Patent Collateral, and the Mortgaged Personal Properties are herein referred to collectively as the "Collateral."

         17. Neither the Collateral Agent nor any Bank is required to be qualified to do business or file any designation for service of process of file any reports or pay any taxes in the State of Texas, or comply with any statutory or regulatory requirements applicable only to financial institutions chartered or qualified or required to be chartered or qualified to do business in the State of Texas, solely by virtue of making the Revolving Loans or issuing the Letters of Credit, taking a Lien on

                                                                       EXHIBIT E
Bankers Trust Company, as Agent
November 27, 1996
Page 7

property in the State of Texas, enforcing its rights under the Texas Mortgages, the Credit Agreement or the other Documents and/or the taking of rights under the lease of the encumbered property through the exercise of remedies under the Documents, including without limitation, through purchase at a foreclosure sale, pursuant to a power of sale or by taking a deed in lieu of foreclosure.

         18. There are no mortgage taxes, documentary stamp taxes, intangibles taxes or any other state or local taxes, recording charges, fees or other charges payable in connection with the execution, delivery, recordation, filing or enforcement of the Texas Mortgage Financing Statements or the Texas Mortgages other than nominal recording fees in the appropriate state and county offices.

         The opinions set forth above are subject in all respects to the following qualifications, limitations, exceptions and assumptions:

         (a) The opinions set forth above are subject, as to enforceability, to the effect of any applicable bankruptcy (including, without limitation, preference and fraudulent conveyance), insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. The enforceability opinions set forth above are also subject to the effect of general principles of equity (regardless of whether considered in proceedings in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief.

         (b) With respect to our perfection opinions set forth in paragraphs 10, 11, 13 and 16 above, we note that continuation statements as required by the applicable version of the Uniform Commercial Code (the "UCC") must be filed in order to maintain the effectiveness of the filing of the financing statements therein referred to. We also note that in the case of property that becomes Collateral or Texas Mortgaged Properties after the date hereof, Section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case. We call to your attention that the perfection of the security interests described in paragraphs 10, 11, 13, and 16 above will lapse (i) as to any Collateral (as to which the filing of a financing statement is necessary) acquired by any Credit Party more than four months after such Credit Party so changes its name, identity or corporate structure as to make any previously filed financing statements seriously misleading, unless new appropriate financing statements indicating the new name, identity or corporate structure of the Credit Party involved are filed before the expiration of such four months, and (ii) as to any Collateral constituting accounts, general intangibles, mobile goods and (in the case of a non-possessory security interest) chattel paper four months after any Credit Party changes its chief executive office to a new jurisdiction (or, if earlier, when perfection would have ceased due to the failure to file any required continuation statements) unless the security interests of the Collateral Agent and the Secured Creditors are perfected in such new jurisdiction before that termination. We express no opinion with respect to the perfection of the Collateral Agent's or any Secured Creditor's security interest in any Collateral except as set forth in paragraphs 10, 11, 12, 13 and 16 above, and, except as set forth in paragraph 12 above, we express no opinion with respect to

                                                                       EXHIBIT E
Bankers Trust Company, as Agent
November 27, 1996
Page 8

the priority of any Lien or security interest in the Collateral or the Texas Mortgaged Properties. We also note that in the case of the Collateral Agent's and the Secured Creditors' security interest in proceeds, continuation of perfection of such security interests therein is limited to the extent set forth in the applicable version of the UCC. We further note that the Collateral Agent's and any Secured Creditor's remedies under the Pledge Agreement to sell or offer for sale any Pledged Stock (as therein defined) are subject to compliance with applicable state and federal securities laws.

         (c) We express no opinion with respect to the perfection or priority of the Collateral Agent's and the Secured Creditors' security interests in any Collateral (i) that is subject to a state statute or a statute or treaty of the United States that provides for a certificate of title or national or international registration; (ii) constituting goods that are affixed to, or become a part of a product or mass with goods that are not items of Collateral; (iii) constituting goods that are or become fixtures (except for fixtures located on real property portions of the Texas Mortgaged Properties); (iv) constituting accounts that are due from the United States or any State of the United States or any agency or department of the United States or any State; (v) consisting of consumer goods, equipment used in farming operations, farm products, crops, timber, minerals and the like (minerals that are part of the Texas Mortgaged Properties are covered by the Texas Mortgages as heretofore stated) or accounts or general intangibles resulting from the sale thereof, beneficial interests in a trust or a decedent's estate and letters of credit, policies of insurance, and deposit accounts; and (vi) as to which the perfection of a security interest in such Collateral is, pursuant to
Section 9-103 of the applicable version of the UCC, governed by the law of a jurisdiction other than Texas and the Subject States. We also express no opinion with respect to the enforceability of certain provisions of the Mortgages to the extent that, pursuant to conflicts of law principles applied in the State of New York, the laws of a jurisdiction other than New York or (as set forth in paragraphs 15 and 16 above) Texas mandatorily govern the enforceability of such provisions.

         (d) In rendering our opinions set forth in paragraph 12 above with respect to adverse claims, we have assumed with your permission and without independent verification that the Collateral Agent and the Secured Creditors are bona fide purchasers as defined in Section 8-302 of the New York UCC.

         (e) In rendering our opinion set forth in paragraph 11 above with respect to the Uniform Commercial Code as enacted and in effect in the Subject States, we have assumed, with your permission and without verification, that the judicial interpretations of the pertinent provisions of the Uniform Commercial Code of such Subject States are identical in all material respects to the judicial interpretations of the Texas courts with respect to the Texas UCC.

         (f) As to matters with respect to which our opinion is stated to be "to our knowledge" or words of similar effect, we have not undertaken any independent examination of facts, but have based our opinion in sole reliance upon the Officers' Certificates and upon matters of which the attorneys in our Firm who have devoted time to this matter have current actual knowledge.

                                                                       EXHIBIT E
Bankers Trust Company, as Agent
November 27, 1996
Page 9


         (g) We express no opinion with respect to the following provisions to the extent that same are contained in the Documents:

                 (i) provisions purporting to waive rights to notices, objects, demands, legal defenses, statutes of limitation, rights of trial by jury, or other benefits or rights that cannot be waived under applicable law;

                 (ii) provisions purporting to affect the jurisdiction or venue of courts;

                 (iii) provisions granting to the Collateral Agent or any Secured Creditor powers of attorney or authority to execute the documents or to act by power of attorney on behalf of any Credit Party;

                 (iv) provisions purporting to provide remedies inconsistent with the applicable version of the UCC, to the extent that the UCC is applicable thereto and to the extent that such remedies may not be altered by the consent of the parties pursuant to the provisions of the UCC;

                 (v) provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own gross negligence or willful misconduct;

                 (vi) provisions purporting to establish evidentiary standards for suits or proceedings to enforce the Documents;

                 (vii) provisions related to rights of subrogation, offset, and liquidated damages; and

                 (viii)   provisions that decisions by a party are conclusive.

         (h) We have not been called upon to, and accordingly do not, express any opinion as to various state and federal laws regulating banks or the conduct of their business that may relate to the Documents or the transactions contemplated thereby. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any bank may be located or where an enforcement of the Documents may be sought that limits the rates of interest legally chargeable or collectible.

         (i) In rendering our opinions set forth above with respect to those Subsidiary Guarantors incorporated in the State of Connecticut (collectively, the "Connecticut Subsidiaries") we have relied with your permission and without independent verification upon the opinion addressed to you dated today of Roberta S. Schwartz with respect to the following matters:

                 (i) the due organization, valid existence and good standing of each Connecticut Subsidiary under the laws of the State of Connecticut, and the corporate power and authority of each

                                                                       EXHIBIT E

Bankers Trust Company, as Agent
November 27, 1996
Page 10

Connecticut Subsidiary to own its properties and assets and to transact the business in which it is engaged and presently proposes to engage;

                 (ii) the qualification and good standing of the Connecticut Subsidiaries in each jurisdiction in which such qualification is necessary;

                 (iii) the corporate power and authority of each Connecticut Subsidiary to execute, deliver and perform the terms and provisions of the Documents to which it is a party and the due authorization of the execution, delivery and performance by each Connecticut Subsidiary of such Documents by all necessary corporate action; and

                 (iv) the due execution and delivery by each Connecticut Subsidiary of the Documents to which it is a party and such Connecticut Subsidiary's compliance with the terms and provisions thereof will not violate any provision of the certificate of incorporation or by-laws of such Connecticut Subsidiary.

         (j) We have made no examination of, and express no opinion with respect to, the accuracy or sufficiency of the description of any portion of the Collateral or the Texas Mortgaged Properties. To the contrary, we have assumed, without investigation, the accuracy and sufficiency of the descriptions of all of the Collateral and the Texas Mortgaged Properties. We have also assumed, with your permission and without investigation, that the appropriate Credit Party has marketable title to all of the Collateral and good and indefeasible title to the real property portion of the Texas Mortgaged Properties.

         (k) With respect to any assignment of rents contained in the Documents, we note that to the extent that any such assignment of rents is characterized as an assignment for security purposes, under Texas case law such assignment does not become operative unless or until the Collateral Agent or a Secured Creditor obtains possession of the real property involved, impounds the rents, secures the appointment of a receiver, or takes some similar action.

         (l) We do not intend by the opinions expressed above with respect to enforceability to indicate that the due-on-sale and due-on-encumbrance provisions and other restrictions on transfer contained in the Documents are in all respects enforceable. In that connection we call your special attention to
Section 9.311 of the Texas Business and Commerce Code with respect to personal property and to Metropolitan Sav. & Loan Assoc. V. Nabours, 652 S.W.2d 820 (Tex. Civ. App.--Tyler 1983, writ dism'd w.o.j.) and In re Abramoff, 92 B.R. 698 (Bankr. W.D. Tex. 1988) with respect to the real property portion of the Texas Mortgaged Properties.

         (m) Our opinions set forth in paragraphs 17 and 18 above are subject to the following qualifications. We note that in the event that the Collateral Agent or any Secured Creditor acquires title to any real or personal property located in the State of Texas (whether by foreclosure, deed in lieu of foreclosure, or otherwise), such the Collateral Agent or such Secured Creditor may be required to qualify to do business in Texas and may be subject to property taxes and other taxes in

                                                                       EXHIBIT E
Bankers Trust Company, as Agent
November 27, 1996
Page 11

Texas. We further note that an out-of-state bank or trust company is generally precluded from qualifying to do business in Texas, although a non-bank subsidiary of such a bank or trust company may so qualify. In addition, in rendering our opinions set forth in paragraphs 17 and 18 above, we express no opinion with respect to Texas franchise taxes.

         (n) The opinions expressed herein are as of the date hereof only, and we assume no obligation to update or supplement such opinions to reflect any fact or circumstance that may hereafter come to our attention or any change in law that may hereafter occur or become effective.

         We are qualified to practice law in the State of Texas and the State of New York. We do not express any opinion herein concerning the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America and, as to the matters addressed in paragraphs 1, 2, 3, 4(a), 7 (as to H-R Window), 5, 10, 15, 16, 17 and 18 above and the related qualifications, the laws of the State of Texas.

         This opinion is solely for the benefit of the addresses hereof and may not be relied upon by any other person, except that it may be relied upon by any other Person which may subsequently become a Bank or the Agent under the Credit Agreement.

                                        Very truly yours,


                                        VINSON & ELKINS L.L.P.

                                                                       EXHIBIT E


                                   SCHEDULE I
                                       TO
                         VINSON & ELKINS L.L.P. OPINION

                                   MORTGAGES



1. Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Financing Statement executed by Atrium Companies, Inc. in favor of Bankers Trust Company, as Agent, as Beneficiary, covering properties located in Irving, Texas and Wylie, Texas

2. Mortgage, Security Agreement, Assignment of Leases and Rents, and Financing Statement executed by Bishop Manufacturing Company of New England, Inc. to Bankers Trust Company, as Agent, as Mortgagee covering property located in Clinton, Massachusetts

                                                                       EXHIBIT E

                                  SCHEDULE II
                                       TO
                         VINSON & ELKINS L.L.P. OPINION

              CAPITALIZATION OF BORROWER AND SUBSIDIARY GUARANTORS


1.       Atrium Companies, Inc.

         3,000 share of capital stock, par value $0.01, authorized, 100 of which are issued and outstanding and held of record and owned by Atrium Corporation.

2.       H-R Window Supply, Inc.

         100 shares of capital stock, no par value, authorized, issued and outstanding, all of which are held of record and owned by Atrium Companies, Inc.

3.       Bishop Manufacturing Co. of New York, Inc.

         5,000 shares of capital stock, no par value, authorized, 1,000 of which are issued and outstanding and held of record and owned beneficially by Atrium Companies, Inc.

4.       Vinyl Building Specialties of Connecticut, Inc.

         100 shares of capital stock, par value $25.00 per share, authorized, issued and outstanding, all of which are held of record and owned by Atrium Companies, Inc.

5.       Bishop Manufacturing Company, Incorporated

         150 shares of capital stock, no par value, authorized, issued and outstanding, all of which are held of record and owned by Vinyl Building Specialties of Connecticut, Inc.

6.       Bishop Manufacturing Company of New England, Inc.

         5,000 shares of capital stock, no par value, authorized, 1,000 of which are issued and outstanding and held of record and owned beneficially by Bishop Manufacturing Company, Incorporated.

                                                                       EXHIBIT E



                                  SCHEDULE III
                                       TO
                         VINSON & ELKINS L.L.P. OPINION

                                 FILING OFFICES


I.       Texas Financing Statements:

         Office of the Secretary of State of the State of Texas

II.      CCH Financing Statements:

         A.      Office of the Secretary of State of the State of Arizona
         B.      Office of the Secretary of State of the State of Connecticut
         C.      Office of the Secretary of State of the State of Nevada
         D.      Office of the Secretary of State of the State of New York
         E.      County Clerk for the County of Nassau, State of New York

                                                                       EXHIBIT F




                         FORM OF OFFICER'S CERTIFICATE


                             [NAME OF CREDIT PARTY]
                             Officers' Certificate


              I, the undersigned, [Chairman of the Board/President/Chief Financial Officer/Vice President/Treasurer] of [NAME OF CREDIT PARTY], a corporation organized and existing under the laws of the State of [Delaware] [Texas] [Connecticut] (the "Company"), do hereby certify, as such officer and not individually, that:

              1. This Certificate is furnished pursuant to Section 5.04 of the Credit Agreement, dated as of November __, 1996, among Atrium Corporation, Atrium Companies, Inc., the Banks from time to time party thereto and Bankers Trust Company, as Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

              2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his name and has held such office since __________, 19__.(1/) The signature written opposite the name and title of each such officer is his correct signature.

           Name(2/)                Office                Signature

       _______________             ________________      ____________________

       _______________             ________________      ____________________

       _______________             ________________      ____________________

       _______________             ________________      ____________________





--------------------

(1/) Insert a date prior to the time of any corporate action relating to the Credit Agreement or any other Credit Document.

(2/) Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate.

                                                                       EXHIBIT F
                                                                          Page 2





              3. Attached hereto as Exhibit A is a certified copy of the Certificate of Incorporation of the Company as filed in the Office of the Secretary of State of the State of [Delaware] [Texas] [Connecticut] on ___________, 19__, together with all amendments thereto adopted through the date hereof.

              4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date hereof.

              5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, 19__ [by unanimous written consent of the Board of Directors of the Company], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Credit Documents or any other Documents to which the Company is party.

              [6. Attached hereto as Exhibit D are true and correct copies of all Shareholders' Agreements with respect to the capital stock of Holdings and its Subsidiaries.

              7. Attached hereto as Exhibit E are true and correct copies of all Management Agreements of Holdings and its Subsidiaries.

              8. Attached hereto as Exhibit F are true and correct copies of all Collective Bargaining Agreements of Holdings and its Subsidiaries.

              9. Attached hereto as Exhibit G are true and correct copies of all Existing Debt Agreements of Holdings and its Subsidiaries.

              10. Attached hereto as Exhibit H are true and correct copies of all Senior Subordinated Note Documents.

              11. Attached hereto as Exhibit I are true and correct copies of all Tax Sharing Agreements.

                                                                       EXHIBIT F
                                                                          Page 3




              12. Attached hereto as Exhibit J are true and correct copies of the Recapitalization Documents.](3/)

              [6. On the date hereof, all of the conditions in Sections 5.06, 5.07, 5.14, 5.15, 5.16, and 6.01 of the Credit Agreement have been satisfied (except to the extent that any such condition is required to be satisfactory to or determined by any Bank, the Required Banks and/or the Agent).](4/)

              [7.][13.] On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents to which the Company is a party are true and correct in all material respects, both before and after giving effect to each Credit Event to occur on the date hereof and the application of the proceeds thereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

              [8.][14.] On the date hereof, no Default or Event of Default has occurred and is continuing under any Credit Document to which the Company is a party or would result from the Credit Events to occur on the date hereof or from the application of the proceeds thereof.

              [9.][15.] There is no proceeding for the dissolution or liquidation of the Company or, to the knowledge of the Company, threatening its existence.


              IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Officer's Certificate on this ___ day of __________, 1996.


                            [NAME OF CREDIT PARTY]



                            -------------------------------
                            Name:
                            Title:





--------------------

(3/) Insert bracketed items 6 through 12 in the Certificate delivered by Holdings only.

(4/)  Insert bracketed item 6 in the Certificate delivered by the Borrower only.

                                                                       EXHIBIT F
                                                                          Page 4





                             [NAME OF CREDIT PARTY]


I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify, as such officer and not individually, that:

              1. [Name of Person making above certifications] is the duly elected and qualified [President/Chief Financial Officer/Vice
President/Treasurer] of the Company and the signature above is his genuine signature.

              2. The certifications made by [name of Person making above certifications] in Items 2, 3, 4, 5 and [9] [16] above are true and correct.


              IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Secretary's Certificate on this _____ day of _________, 1996.



                            [NAME OF CREDIT PARTY]



                            ------------------------------
                            Name:
                            Title:

                                                                       EXHIBIT G




                    FORM OF ENVIRONMENTAL INDEMNITY AGREEMENT



              This ENVIRONMENTAL INDEMNITY AGREEMENT, dated as of November __, 1996 (this "Agreement"), is made by each of the undersigned (each individually referred to herein as an "Indemnitor" and collectively as the "Indemnitors"), in favor of BANKERS TRUST COMPANY, or any successor Agent (the "Agent"), for the benefit of the Banks, and their respective successors, assigns and participants, any purchaser of any Real Property owned or operated by Holdings or any of its Subsidiaries at any foreclosure sale, any recipient of a deed or assignment in lieu of foreclosure of any such Real Property, and each and all of their respective successors, assigns, parents, subsidiaries and affiliated entities, and the respective directors, officers, shareholders, agents, attorneys and employees of each of the foregoing (hereinafter referred to individually as an "Indemnified Party" and collectively, as the "Indemnified Parties"). Unless otherwise defined herein or unless the context clearly requires otherwise, initially capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement, dated as of November __, 1996, among the Atrium Corporation ("Holdings"), Atrium Companies, Inc. (the "Borrower"), the Banks party thereto from time to time and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").


                             W I T N E S S E T H :


              WHEREAS, the Banks contemplate making one or more Loans and the issuance of and participation in, one or more Letters of Credit pursuant to the terms and conditions set forth in the Credit Agreement;

              WHEREAS, each Loan and the reimbursement obligations ("Reimbursement Obligations") with respect to each Letter of Credit may be secured by, among other security, real property, including improvements and fixtures thereon, owned or operated by Holdings or any of its Subsidiaries pursuant to the Mortgages executed by Holdings and/or any of its Subsidiaries, as trustor or mortgagor, for the benefit of the Agent, acting in its capacity as Collateral Agent as beneficiary or mortgagee, which Mortgages encumber Holdings' or any of its Subsidiaries' fee simple or leasehold interests in certain real property, now owned or hereafter acquired, and the improvements and fixtures thereon pursuant to the terms of the Credit Agreement, as more particularly described therein (the "Mortgaged Real Property"), all such other fee simple or leasehold interests in real property of Holdings or any Subsidiary, now owned or hereafter acquired and improvements and

                                                                       EXHIBIT G
                                                                          Page 2



fixtures thereon not subject to the Mortgages (the "Other Real Property") (the Mortgaged Real Property and the Other Real Property collectively, the "Real Property"). The term "Real Property" as used herein shall include the groundwater, surface water, soil, airspace at, in, on, under or adjacent to such Real Property;

              WHEREAS, as a result of the exercise of the Banks' rights and remedies in connection with any Loan or Letter of Credit, an Indemnified Party may hereafter become the owner of all or a portion of the Real Property pursuant to a judicial or nonjudicial foreclosure or by deed in lieu of foreclosure;

              WHEREAS, it is possible that after payment in full of any Loan or Reimbursement Obligations, one or more of the Indemnified Parties may be joined or named as a party to litigation or an administrative proceeding, or have other Environmental Claims brought against it, and as a result, one or more of the Indemnified Parties may incur or suffer certain liabilities, costs and expenses in connection with all or a portion of the Real Property relating to Hazardous Materials; and

              WHEREAS, as a condition of the agreement of the Banks to accept Holdings' or any of its Subsidiaries' fee simple or leasehold interests in the Mortgaged Real Property as security for any Loan or Letter of Credit (the granting of such security with this accompanying Agreement being a condition to the Banks' obligation to make any Loan or issue any Letter of Credit in the amount and with the terms as set forth in the Credit Agreement and with respect to Holdings' or any of its Subsidiaries' fee simple or leasehold interests in any Other Real Property), the Indemnitors are required to, and the Indemnitors have agreed to, execute and deliver this Agreement to the Banks.

              NOW, THEREFORE, in order to induce the Banks to accept the Real Property as security for the Loans and issue such Letters of Credit and to, accordingly, enter into such Loans and issue such Letters of Credit, and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitors agree for the benefit of the Indemnified Parties as follows:

              1.     Defined Terms.

               For purposes of this Agreement, the following definitions shall apply:

              "Agent" shall have the meaning set forth in the introductory paragraph of this Agreement.

                                                                       EXHIBIT G
                                                                          Page 3





              "Agreement" shall mean this Environmental Indemnity Agreement, as amended, restated, supplemented or otherwise modified from time to time.

              "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 et seq.

              "Credit Agreement" shall have the meaning set forth in the introductory paragraph to this Agreement.

              "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

              "Environmental Law" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline or written policy, and any rule of common law, in the case of each of the foregoing now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent such order, decree or judgment is binding on Holdings, the Borrower or any of their respective Subsidiaries, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C.
Section 11001 et seq., the Hazardous Materials Transportation Act, 49 U.S.C.
Section 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C.
Section 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); and any state or local counterparts or equivalents, in each case as amended from time to time.

              "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam

                                                                       EXHIBIT G
                                                                          Page 4




insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law.

              "Indemnified Matters" shall have the meaning set forth in Section
4.

              "Indemnified Obligations" shall have the meaning set forth in
Section 6.

              "Indemnified Party" and "Indemnified Parties" shall have the meaning set forth in the introductory paragraph of this Agreement.

              "Indemnitor" shall have the meaning set forth in the introductory paragraph of this Agreement.

              "Mortgaged Real Property" shall have the meaning set forth in the recitals to this Agreement.

              "Other Parties" shall have the meaning set forth in Section 6.

              "Other Real Property" shall have the meaning set forth in the recitals to this Agreement.

              "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 et seq.

              "Real Property" shall have the meaning set forth in the recitals to this Agreement.

              "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration into the environment.

              2. Representations and Warranties. Each of the Indemnitors hereby jointly and severally represents and warrants to the Banks that on the date hereof and on the date of the making of each Revolving Loan and issuance of each Letter of Credit:

                                                                       EXHIBIT G
                                                                          Page 5




              2.1 Holdings, the Borrower and each of their respective Subsidiaries has complied in all material respects with, and on the date of each Credit Event will be in material compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending, past or threatened Environmental Claims against Holdings, the Borrower or any of their respective Subsidiaries or any Real Property owned or operated by Holdings, the Borrower or any of their respective Subsidiaries. There are no facts, circumstances, conditions or occurrences concerning the operations of Holdings, the Borrower or any of their Subsidiaries (including disposal or transportation of Hazardous Substances) or concerning any Real Property owned or operated by Holdings, the Borrower or any of their respective Subsidiaries or, on any property adjoining or in the vicinity of any such Real Property that could reasonably be expected
(a) to form the basis of an Environmental Claim against Holdings, the Borrower or any of their respective Subsidiaries or any such Real Property, or (b) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by Holdings, the Borrower or any of their respective Subsidiaries under any applicable Environmental Law.

              2.2 Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by Holdings, the Borrower or any of their respective Subsidiaries where such generation, use, treatment or storage has violated or could reasonably be expected to violate any Environmental Law or could reasonably be expected to result in an Environmental Claim. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by Holdings, the Borrower or any of their respective Subsidiaries where such Release has violated or could reasonably be expected to violate any applicable Environmental Law or could reasonably be expected to result in an Environmental Claim. Except as disclosed on Schedule 1 hereto, no underground storage tanks are located on any Real Property owned or operated by Holdings, the Borrower or any of their respective Subsidiaries.

              2.3 Notwithstanding anything to the contrary in this Section 2, the representations and warranties made in this Section 2 shall only be untrue if the aggregate effect of all failures, violations and noncompliances of the types described above could reasonably be expected to have a Material Adverse Effect.

              3. Covenants. Each Indemnitor hereby jointly and severally covenants and agrees that:

              3.1 Promptly upon, and in any event within ten (10) Business Days after, an officer of Holdings, the Borrower or any of their respective Subsidiaries obtains knowledge thereof, it

                                                                       EXHIBIT G
                                                                          Page 6




will furnish to the Agent notice of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to have a Material Adverse Effect:

              (a) any pending or threatened Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings, the Borrower or any of their respective Subsidiaries;

              (b) any condition or occurrence on or arising from any Real Property owned or operated by Holdings, the Borrower or any respective Subsidiaries that (i) results in noncompliance by Holdings, the Borrower or any of their Subsidiaries with any applicable Environmental Law or
       (ii) could reasonably be expected to form the basis of an Environmental Claim against Holdings, the Borrower or any of their respective Subsidiaries, any Indemnified Party or any such Real Property;

              (c) any condition or occurrence on any Real Property owned or operated by Holdings, the Borrower or any of their respective Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by Holdings, the Borrower or any of their respective Subsidiaries of such Real Property under any Environmental Law; and

              (d) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by Holdings, the Borrower or any of their respective Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided that in any event Holdings, and the Borrower shall deliver to each Bank all notices received by it or any of their respective Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Holdings', the Borrower's or such Subsidiary's response thereto. In addition, the Borrower will provide the Banks with copies of all material communications with any government or governmental agency relating to Environmental Laws, all communications with any Person (other than its attorneys) relating to Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by the Banks.

                                                                       EXHIBIT G
                                                                          Page 7




              3.2 Holdings, and the Borrower will comply, and will cause each of their respective Subsidiaries to comply, in all material respects with all Environmental Laws applicable to the ownership or use of any or all of the Real Property now or hereafter owned or operated by Holdings, the Borrower or any of their respective Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws. None of Holdings, the Borrower or any of their respective Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated by Holdings, the Borrower or any of their respective Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property except for Hazardous Materials used or stored at any such Real Properties in material compliance with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of any such Real Property, and so as not to give rise to a material Environmental Claim.

              3.3 At the written request of the Agent or the Required Banks, at any time and from time to time, the Borrower will provide, at the Borrower's sole cost and expense, an environmental site assessment report concerning any Real Property now or hereafter owned or operated by Holdings, the Borrower or any of their respective Subsidiaries, prepared by an environmental consulting firm chosen by the Borrower and approved by the Agent provided that such approval may not be unreasonably withheld, indicating the presence or absence of Hazardous Materials and the potential cost of any required removal or remedial action in connection with any Hazardous Materials on such Real Property; provided, that such request may be made only if (a) there has occurred and is continuing an Event of Default, (b) the Agent reasonably believes that Holdings, the Borrower or any such Real Property is not in material compliance with an applicable Environmental Law, or (c) circumstances exist that reasonably could be expected to form the basis of an Environmental Claim against Holdings, the Borrower or any such Real Property which could have a Material Adverse Effect. If the Borrower fails to provide the same within 90 days after such request was made, the Agent may order the same, and the Borrower shall grant and hereby grants to the Agent and the Banks and their agents access to such Real Property and specifically grants the Agent and the Banks an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense.

                                                                       EXHIBIT G
                                                                          Page 8




              3.4    Indemnitors' Remedial Action.

              (a) The Indemnitors shall, and shall cause each of their Subsidiaries to, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from the Real Property in accordance with the requirements of all applicable Environmental Laws, and in accordance with the orders or directives of any governmental authority.

              (b)    Notwithstanding anything to the contrary in subparagraph
       (a) hereof, the Indemnitors shall, and shall cause each of their Subsidiaries to, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up to the reasonable satisfaction of the Agent or the Required Banks all Hazardous Materials from the Real Property that may materially adversely affect the value of the Real Property, whether or not such action is required by any Environmental Laws.

              (c) In the event that any of the Real Property is now or at any time in the future included on any list compiled by the United States or any state or political subdivision of properties affected by
       (i) Hazardous Materials or (ii) other environmental hazards, the Indemnitors shall, and shall cause each of their Subsidiaries to, use their best efforts to remove the Real Property from such list.

              3.5 Use of the Real Property. The Indemnitors shall not, and shall not permit any of their Subsidiaries to, change or permit to be changed the use of the Real Property unless (a) such change is permitted by the Credit Documents and undertaken in accordance with the Credit Agreement and (b) the Indemnitors shall have notified each Bank thereof in writing that such change will not result in the presence of Hazardous Materials at or on any of the Real Property which could reasonably be expected to have a material adverse effect on the value of the Real Property.

              4. Indemnification. Each Indemnitor shall, on a joint and several basis: (a) pay all reasonable out-of-pocket costs and expenses of the Agent and the Banks (including, without limitation, reasonable attorneys' fees and disbursements) in connection with the preparation, execution, delivery, performance and enforcement of this Agreement and any amendment, and (b) indemnify and pay and hold each of the Indemnified Parties harmless from and against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or

                                                                       EXHIBIT G
                                                                          Page 9




arising out of, or in any way related to, or by reason of, the exercise of any of their rights or remedies provided herein, or the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on or under the surface or subsurface of any Real Property, the generation, storage, transportation, handling or disposal of Hazardous Materials by the Borrower, Holdings or their respective Subsidiaries at any location, whether or not owned or operated by Holdings, the Borrower or any of their respective Subsidiaries, the non-compliance of any Real Property with federal, state and local laws, regulations and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against or relating to Holdings, the Borrower, any of their respective Subsidiaries or any of their operations or any Real Property, (collectively, "Indemnified Matters"); provided, however, that the Indemnitors shall have no obligation under this Agreement to any Indemnitee with respect to (i) any Indemnified Matter caused by or resulting from the gross negligence or willful misconduct of any Indemnitee or (ii) any Hazardous Materials that are first manufactured, emitted, generated, treated, Released, stored, or disposed on the Real Property, or any violation of Environmental Law, that first occurred on or with respect to the Real Property after all Loans and any Unpaid Drawings are repaid and all Letters of Credit terminated and/or the Real Property is transferred to the Banks or their successors by foreclosure sale, deed in lieu of foreclosure, or similar transfer except to the extent such manufacture, emission, Release, generation, treatment, storage or disposal or violation is actually caused by Indemnitors. To the extent that the undertaking to indemnify, pay or hold harmless any Indemnified Party set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Indemnitors shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

              5. Rights and Remedies. Nothing in this Agreement shall be construed to limit any claim or right which any Indemnified Party may otherwise have at any time against any Indemnitor or any other person or entity arising from any source other than this Agreement, including any claim for fraud, misrepresentation, waste, or breach of contract other than this Agreement, and any rights of contribution or indemnity under any Environmental Laws or other applicable law, regulation or ordinance. All remedies of each Indemnified Party against each Indemnitor are cumulative.

              6.  Waivers and Subrogation.

              (a) Each Indemnitor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Indemnified Parties to (i) proceed against any other person or entity,
       (ii) proceed against or exhaust any security (iii) pursue any other remedy in the Indemnified Parties' power whatsoever. Each Indemnitor waives any defense it otherwise may have against any Indemnified Party based on or arising out of any defense

                                                                       EXHIBIT G
                                                                         Page 10




       of any other person or entity other than payment in full of the obligations otherwise arising hereunder (the "Indemnified Obligations"), including, without limitation any defense based on or arising out of the disability of any other person, or the unenforceability of the Indemnified Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other person or entity other than full performance of the Indemnified Obligations. The Required Banks, at their election, may foreclose on any security held by them by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy it may have against any other person or entity, or any security, without affecting or impairing in any way the liability of any Indemnitor hereunder except to the extent the Indemnified Obligations have been fully performed. Each Indemnitor waives any defense arising out of any such election by the Required Banks, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Indemnitor against any other person or entity or any security.

              (b) Each Indemnitor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Agreement (whether contractual, under Section 509 of the United States Bankruptcy Code, or otherwise) to the claims of any other Indemnitor (collectively, the "Other Parties"), all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Parties which it may at any time otherwise have as a result of this Agreement and all other rights such Indemnitor may have against any Other Parties for Environmental Claims until such time that the Indemnified Obligations and the Obligations have been indefeasibly paid in full.

              7. Survival. The indemnities and covenants hereunder shall be continuing and shall survive as unsecured rights and obligations: (a) the payment in full of all indebtedness and the full performance of all obligations under the Credit Agreement and the other Credit Documents; (b) the surrender of any Note, the reconveyance of any Mortgage and/or the release of any other security for any Loan; (c) the foreclosure of any other security for any Loan;
(d) the extinguishment of any Mortgage by any means, including deed or assignment in lieu of foreclosure; (e) any election by any Indemnified Party to purchase any Real Property by crediting all or any portion of the indebtedness secured by any Mortgage against the purchase price therefor; (f) the acquisition of any Real Property by any of the Indemnified Parties; and (g) the transfer of any of the Banks' rights in the Credit Agreement and/or any Real Property. No assignment or transfer, in whole or in part, of all or any Real Property or any Indemnitors' benefits, rights, duties or obligations hereunder, shall operate to release the liability of the Indemnitors hereunder except with an express prior written consent of the

                                                                       EXHIBIT G
                                                                         Page 11




Required Banks. The Indemnitors' obligations under this Agreement shall not be diminished or affected in any respect as a result of any notice, disclosure or knowledge, if any, to or by any of the Indemnified Parties of the Release, presence, existence or threatened Release of Hazardous Materials at, in, on, around or affecting any Real Property. No Indemnified Party shall be deemed to have permitted, caused, contributed to or acquiesced in any such Release, presence, existence or threatened Release of Hazardous Materials at, in, on, around or affecting any Real Property solely because such Indemnified Party had notice or knowledge thereof or because such Indemnified Party failed to exercise any right contained in this Agreement.

              8. Unsecured Recourse Obligations. All rights of the Indemnified Parties and obligations of the Indemnitors hereunder are and shall be, and shall be deemed to be for all purposes, unsecured and shall not constitute obligations secured by any Mortgage. Any sums payable or recovered hereunder by any person or entity are not intended to be, and shall not be or be deemed to constitute, a deficiency after foreclosure or trustee's sale under any Mortgage.

              9. Application of Payments. The Indemnitors hereby acknowledge and agree that any amounts realized by any Indemnified Party by reason of any payments made pursuant to any Credit Document, the foreclosure of any Mortgage or other security for any Loan (including any amounts realized by reason of any credit bid in connection with any such foreclosure), any conveyance in lieu of foreclosure, any other realization upon any security for any Loan, any recoveries against an Indemnitor personally (except in each case for recoveries against an Indemnitor under this Agreement), and any recoveries against any person or entity other than an Indemnitor (including any guarantor), shall, to the maximum extent permitted by applicable law, be applied to pay the obligations under the Credit Agreement and the other Credit Documents prior to being applied to pay obligations of the Indemnitors arising under this Agreement.

              10. Severability. Wherever possible, each term, covenant, condition and provision of this Agreement shall be interpreted in such a manner as to be valid and enforceable to the fullest extent permitted by law. If any term, covenant, condition or provision of this Agreement, or the application of any such term, covenant, condition or provision to any person, entity or circumstance, shall, to any extent, be held to be invalid, illegal or unenforceable under applicable law, the remainder of this Agreement, or the application of such term, covenant, condition or provision to persons, entities or circumstances other than those as to which it is invalid, illegal or unenforceable, shall not be affected thereby.

              11. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telecopier communication)

                                                                       EXHIBIT G
                                                                         Page 12




and mailed, telecopied or delivered: if to Holdings, at Holdings' address specified opposite its signature below; if to the Borrower, at the Borrower's address specified opposite its signature below; if to any other Indemnitor party hereto, at such Indemnitor's address specified opposite its signature below; if to any Bank, at its address specified opposite its name on Schedule 2 below; and if to the Agent, at its Notice Office; or, as to any Credit Party or the Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telecopied, or sent by overnight courier, be effective when deposited in the mails, delivered to the overnight courier, or sent by telecopier, except that notices and communications to the Agent and the Borrower shall not be effective until received by the Agent or the Borrower, as the case may be.

              12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

              13. Section Titles. The section titles contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of any provision of this Agreement.

              14. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. This Agreement shall first become effective when each Indemnitor shall have executed and delivered to the Agent an executed counterpart hereof.

              15. Waiver of Right to Trial by Jury. To facilitate each party's desire to resolve disputes in an efficient and economical manner, each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (a) arising under this Agreement, or (b) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether arising in contract or tort or otherwise. Each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                                                                       EXHIBIT G
                                                                         Page 13




              16. Modification and Waiver. This Agreement may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party. No failure or delay on the part of the Banks or any other Indemnified Party in exercising any right, power or privilege hereunder and no course of dealing between any Indemnitor and any Bank or any Indemnified Party shall operate as a waiver thereof; nor shall any single or partial exercise of right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

              17. Construction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular and the singular the plural, and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

              18. Successive Actions. Separate and successive actions may be brought hereunder to enforce the provisions hereof at any time and from time to time. Each Indemnitor hereby waives any defense they may have regarding the splitting of a cause of action or based upon the defense of res judicata, and each indemnitor hereby jointly and severally covenants not to raise SUCH DEFENSES.

                                                                       EXHIBIT G
                                                                         Page 14





              IN WITNESS WHEREOF, each Indemnitor has caused its duly authorized officers to execute and deliver this Agreement as of the date first above written.


Address:
-------



9001 Ambassador Row                        ATRIUM CORPORATION
Dallas, TX   75247
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------
with a copy to:

Hicks, Muse, Tate & Furst
 Incorporated
200 Crescent Court
Suite 1600
Dallas, Texas  75201
Attn:  Thomas O. Hicks,
       John R. Muse,
       Jack D. Furst and
       Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy:  (214) 740-7313

        and

Hicks, Muse, Tate & Furst
 Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York  10019
Attn:  Mr Charles W. Tate
Telephone: (212) 424-1400
Telecopy:  (212) 424-1450

                                                                      EXHIBIT G
                                                                        Page 15

9001 Ambassador Row                        ATRIUM COMPANIES, INC.
Dallas, TX   75247
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
with a copy to:                            Title:
                                                 --------------------------
Hicks, Muse, Tate & Furst
 Incorporated
200 Crescent Court
Suite 1600
Dallas, Texas  75201
Attn:  Thomas O. Hicks,
       John R. Muse,
       Jack D. Furst and
       Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy:  (214) 740-7313

        and

Hicks, Muse, Tate & Furst
 Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York  10019
Attn:  Mr Charles W. Tate
Telephone: (212) 424-1400
Telecopy:  (212) 424-1450

                                                                     EXHIBIT H
                                                                       Page 16



9001 Ambassador Row                        H-R WINDOW SUPPLY COMPANY, INC.
Dallas, TX   75247
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
with a copy to:                            Title:
                                                 --------------------------
Hicks, Muse, Tate & Furst
 Incorporated
200 Crescent Court
Suite 1600
Dallas, Texas  75201
Attn:  Thomas O. Hicks,
       John R. Muse,
       Jack D. Furst and
       Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy:  (214) 740-7313

        and

Hicks, Muse, Tate & Furst
 Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York  10019
Attn:  Mr Charles W. Tate
Telephone: (212) 424-1400
Telecopy:  (212) 424-1450

                                                                       EXHIBIT G
                                                                         Page 17



9001 Ambassador Row                        VINYL BUILDING SPECIALTIES
Dallas, TX   75247                            OF CONNECTICUT, INC.
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
with a copy to:                            Title:
                                                 --------------------------
Hicks, Muse, Tate & Furst
 Incorporated
200 Crescent Court
Suite 1600
Dallas, Texas  75201
Attn:  Thomas O. Hicks,
       John R. Muse,
       Jack D. Furst and
       Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy:  (214) 740-7313

        and

Hicks, Muse, Tate & Furst
 Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York  10019
Attn:  Mr Charles W. Tate
Telephone: (212) 424-1400
Telecopy:  (212) 424-1450

                                                                       EXHIBIT G
                                                                         Page 18


9001 Ambassador Row                        BISHOP MANUFACTURING CO.
Dallas, TX   75247                            OF NEW YORK, INC.
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
with a copy to:                            Title:
                                                 --------------------------
Hicks, Muse, Tate & Furst
 Incorporated
200 Crescent Court
Suite 1600
Dallas, Texas  75201
Attn:  Thomas O. Hicks,
       John R. Muse,
       Jack D. Furst and
Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy:  (214) 740-7313

        and

Hicks, Muse, Tate & Furst
 Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York  10019
Attn:  Mr Charles W. Tate
Telephone: (212) 424-1400
Telecopy:  (212) 424-1450

                                                                       EXHIBIT G
                                                                         Page 19

9001 Ambassador Row                        BISHOP MANUFACTURING CO., INC.
Dallas, TX   75247
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
with a copy to:                            Title:
                                                 --------------------------
Hicks, Muse, Tate & Furst
 Incorporated
200 Crescent Court
Suite 1600
Dallas, Texas  75201
Attn:  Thomas O. Hicks,
       John R. Muse,
       Jack D. Furst and
       Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy:  (214) 740-7313

        and

Hicks, Muse, Tate & Furst
 Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York  10019
Attn:  Mr Charles W. Tate
Telephone: (212) 424-1400
Telecopy:  (212) 424-1450

                                                                      EXHIBIT G
                                                                        Page 20


9001 Ambassador Row                        BISHOP MANUFACTURING CO.
Dallas, TX   75247                            OF NEW ENGLAND, INC.
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
with a copy to:                            Title:
                                                 --------------------------
Hicks, Muse, Tate & Furst
 Incorporated
200 Crescent Court
Suite 1600
Dallas, Texas  75201
Attn:  Thomas O. Hicks,
       John R. Muse,
       Jack D. Furst and
       Lawrence D. Stuart, Jr.
Telephone: (214) 740-7300
Telecopy:  (214) 740-7313

        and

Hicks, Muse, Tate & Furst
 Incorporated
1325 Avenue of the Americas
25th Floor
New York, New York  10019
Attn:  Mr Charles W. Tate
Telephone: (212) 424-1400
Telecopy:  (212) 424-1450

                                                                       EXHIBIT G
                                                                         Page 21



                                           BANKERS TRUST COMPANY,
                                              Individually and as Agent


                                           By:
                                              -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
                                                 --------------------------

                                                                      SCHEDULE 1





                           UNDERGROUND STORAGE TANKS

                                                                      SCHEDULE 2




                         NOTICE ADDRESSES FOR THE BANKS



BANKERS TRUST COMPANY
130 LIBERTY STREET
30TH FLOOR
NEW YORK, NEW YORK  10006
TEL: 212-250-9094
FAX: 212-250-7218
ATTENTION: MARY KAY COYLE

                                                                       EXHIBIT H


                                PLEDGE AGREEMENT


              THIS PLEDGE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), dated as of November __, 1996, is made by each of the undersigned (each, a "Pledgor" and, collectively, the "Pledgors"), to BANKERS TRUST COMPANY, as Collateral Agent (the "Pledgee") for the benefit of (i) the Banks and the Agent under the Credit Agreement hereinafter referred to (such Banks and the Agent are hereinafter called the "Bank Creditors") and (ii) if one or more Banks or any Affiliate of a Bank enters into one or more (A) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (B) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (C) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements"), with, or guaranteed by, a Pledgor, any such Bank or Banks or Affiliate or Affiliates (even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) so long as any such Bank or Affiliate participates in the extension of such Interest Rate Protection or Other Hedging Agreements and their subsequent assigns, if any (collectively, the "Other Creditors" and, together with the Bank Creditors, are hereinafter called the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.


                             W I T N E S S E T H :


              WHEREAS, Atrium Corporation, a Delaware corporation ("Holdings"), Atrium Companies, Inc., a Delaware Corporation (the "Borrower"), the banks (the "Banks") from time to time party thereto, and Bankers Trust Company, as Agent (together with any successor agent, the "Agent"), have entered into a Credit Agreement, dated as of November __, 1996, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of the Indebtedness under such agreement or any successor agreements);

              WHEREAS, pursuant to the Holdings Guaranty, Holdings has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under and in connection with (i) the Credit Documents and (ii) each Interest Rate Protection or Other Hedging Agreement with one or more Other Creditors;

              WHEREAS, pursuant to the Subsidiary Guaranty, each Pledgor (other than Holdings and the Borrower) has jointly and severally guaranteed to the Secured Creditors the payment when

                                                                       EXHIBIT H
                                                                          Page 2




due of all obligations and liabilities of the Borrower under and in connection with (i) the Credit Documents and (ii) each Interest Rate Protection or Other Hedging Agreement with one or more Other Creditors;

              WHEREAS, the Pledgors may at any time and from time to time enter into, or guarantee obligations of their respective Subsidiaries under, one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

              WHEREAS, it is a condition to each of the above-described extensions of credit that each Pledgor shall have executed and delivered this Agreement;

              WHEREAS, the Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

              NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

              1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

              (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of such Pledgor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Pledgor is a party and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents (all such principal, interest, obligations and liabilities described in this clause (i) being herein collectively called the "Credit Agreement Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by such Pledgor to the Other Creditors under, or with respect to, any Interest Rate Protection or Other Hedging Agreement, including, in the case of Pledgors other then the Borrower, all obligations of such Pledgor under its Guaranty in respect of Interest Rate Protection or Other Hedging Agreement, whether such Interest Rate Protections or Other Hedging Agreements are now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause
       (ii) being herein collectively called the "Other Obligations");

                                                                       EXHIBIT H
                                                                          Page 3


          (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

           (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) , (ii) and (iii) above, after an Event of Default (as such term is defined in the Security Agreement) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

          (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

              2.  DEFINITION OF STOCK, NOTES, SECURITIES, ETC.  As used herein,
(i) the term "Stock" shall mean all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any corporation and (ii) the term "Notes" shall mean (A) all Intercompany Notes at any time issued to each Pledgor and (B) all other promissory notes from time to time issued to, or held by, each Pledgor. As used herein, the term "Securities" shall mean all of the Stock and the Notes. Each Pledgor represents and warrants, as to the stock of corporations and promissory notes owned by such Pledgor, that on the date hereof (a) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Part I of Annex A hereto; (b) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Part I of Annex A hereto; (c) the Notes held by such Pledgor consist of the promissory notes described in Part II of Annex A hereto; and (d) such Pledgor is the holder of record and sole beneficial owner of the Stock and the Notes held by such Pledgor, and there exist no options or preemption rights in respect of any of such Stock.

              3.  PLEDGE OF SECURITIES, ETC.

              3.1. Pledge. To secure the Obligations, and for the purposes set forth in Section 1 hereof, each Pledgor hereby (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined) owned by such Pledgor, (ii) pledges and deposits with the Pledgee the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities) in the case of Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee and (iii) assigns, transfers, hypothecates mortgages,

                                                                       EXHIBIT H
                                                                          Page 4


charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee as collateral security for the Obligations, upon the terms and conditions set forth in this Agreement.

              3.2. Subsequently Acquired Securities. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes, and accompanied by undated stock powers duly executed in blank by such Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities) in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by an Authorized Officer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder.

              3.3. Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon the reasonable request of the Pledgee.

              3.4. Definitions of Pledged Stock; Pledged Notes; Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock;" all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes;" all Pledged Stock and Pledged Notes together are called the "Pledged Securities;" and the Pledged Securities, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the "Collateral."

              4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of such Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

              5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and

                                                                       EXHIBIT H
                                                                          Page 5


all voting and other consensual rights pertaining to the Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any Secured Creditor. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

              6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends and distributions payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective Pledgor which owns such Pledged Stock or Pledged Notes; provided, that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee also shall be entitled to receive directly, and to retain as part of the Collateral:

              (a) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

              (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

              (c) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this
Section 6 and Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

              7. REMEDIES IN CASE OF EVENTS OF DEFAULT. In case and Event of Default shall have occurred and be continuing, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the

                                                                       EXHIBIT H
                                                                          Page 6


Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

              (a) to receive all amounts payable in respect of the Collateral otherwise payable to such Pledgor under Section 6 hereof;

              (b) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

              (c) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

              (d) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

              (e) to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

              8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or any Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition

                                                                       EXHIBIT H
                                                                          Page 7


to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement, or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Credit Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any Secured Creditor to any other or further action in any circumstances without notice or demand.

              9.  APPLICATION OF PROCEEDS.

              (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided in Section 7.4 of the Security Agreement;

              (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

              10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

               11. INDEMNITY. Each Pledgor jointly and severally agrees to indemnify and hold harmless the Pledgee and each Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee). If and to the extent that the obligations of the Pledgors under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                                                                       EXHIBIT H
                                                                          Page 8


              12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

              (b) Each Pledgor hereby appoints the Pledgee as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

              13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Agreement that each acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

              14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

              15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. Each Pledgor represents and warrants and covenants that (a) it is, or at the time when pledged hereunder will be, the legal, record and beneficial owner of, and has (or will have) good title to, all Securities pledged by it hereunder, subject to no Lien (except the Lien created by this Agreement); (b) it has full corporate power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) except to the extent already obtained or made, no consent of any

                                                                       EXHIBIT H
                                                                          Page 9


other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (i) the execution, delivery or performance of this Agreement, (ii) the validity or enforceability of this Agreement, (iii) the perfection or enforceability of the Pledgee's security interest in the Collateral or (iv) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein; (e) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign or of the certificate of incorporation or by-laws of such Pledgor, or of any securities issued by such Pledgor or any of its Subsidiaries, or of any material mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (f) all the shares of the Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights; (g) each of the Pledged Notes to the extent issued by Holdings or any of its Subsidiaries constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (h) the pledge, collateral assignment and delivery to the Pledgee of the Securities (other than uncertificated securities) pursuant to this Agreement creates a valid and perfected first priority Lien in the Securities, and the proceeds thereof, subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of such Pledgor which would include the Securities. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

               16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this

                                                                       EXHIBIT H
                                                                         Page 10


Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

               17. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default and acceleration of the Notes then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each Secured Creditor and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

              (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 hereof, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem reasonably necessary or advisable in order that such sale may legally be

                                                                       EXHIBIT H
                                                                         Page 11


effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion
(i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

              18. TERMINATION; RELEASE. (a) After the Termination Date (as defined below), this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

              (b) Notwithstanding anything to the contrary contained above, upon the presentment of satisfactory evidence to the Pledgee in its sole discretion that all obligations evidenced by any Pledged Note have been repaid in full, and that any payments received by the respective Pledgor were permitted to be received by such Pledgor pursuant to Section 6 hereof, the Pledgee shall, upon the request and at the expense of such Pledgor, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such Pledged Note if same has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

              (c) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement or otherwise released at the direction of the Required Banks (or all Banks if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of Section 4.02 of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

                                                                       EXHIBIT H
                                                                         Page 12


              (d) At any time that the respective Pledgor desires that Collateral be released as provided in the foregoing sub-section (a), (b) or
(c), as the case may be, it shall deliver to the Pledgee a certificate signed by an Authorized Officer stating that the release of the respective Collateral is permitted pursuant to such subsection (a), (b) or (c), as the case may be.

              (e) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it in accordance with this Section 18.

              19. NOTICES ETC. All such notices and communications hereunder shall be sent or delivered by mail, telecopy or overnight courier service and all such notices and communications shall, when mailed, telecopied, or sent by overnight courier, be effective when delivered to the overnight courier or sent by telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent. All notices and other communications shall be in writing and addressed as follows:

              (a) if to any Pledgor, at its address set forth opposite its signature below:


                     with a copy to:

                     Hicks, Muse, Tate & Furst Incorporated
                     200 Crescent Court
                     Suite 1600
                     Dallas, Texas  75201
                     Attn:  Thomas O. Hicks,
                            John R. Muse,
                            Jack D. Furst and
                            Lawrence D. Stuart, Jr.
                     Telephone: (214) 740-7300
                     Telecopy:  (214) 740-7313

                               and

                     Hicks, Muse, Tate & Furst Incorporated
                     1325 Avenue of the Americas
                     25th Floor
                     New York, New York  10019
                     Attn:  Charles W. Tate
                     Telephone: (212) 424-1400
                     Telecopy:  (212) 424-1450

                                                                       EXHIBIT H
                                                                         Page 13


              (b)    if to the Pledgee, at:

                     Bankers Trust Company
                     130 Liberty Street
                     30th Floor
                     New York, New York  10006
                     Attn: Mary Kay Coyle
                     Telephone: (212) 250-9094
                     Telecopy:  (212) 250-7218

              (c) if to any Bank Creditor, either (x) to the Agent, at the address of the Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

              (d) if to any Other Creditor at such address as such Other Creditor shall have specified in writing to the Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

              20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of the Required Banks or, to the extent required by Section 13.12 of the Credit Agreement with the consent of each of the Banks); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Bank Creditors as holders of the Credit Agreement Obligations or (ii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (A) with respect to the Credit Agreement Obligations, the Required Banks and (B) with respect to the Other Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

              21. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one

                                                                       EXHIBIT H
                                                                         Page 14


instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

              22. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of each Pledgor contained herein, in the other Credit Documents, in the Interest Rate Protection or Other Hedging Agreements and otherwise in writing in connection herewith or therewith.

                                                                       EXHIBIT H
                                                                         Page 15


              IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


Addresses
---------

9001 Ambassador Row               ATRIUM CORPORATION
Dallas, TX   75247                as a Pledgor
Attn: Randall Fojtasek
Telephone: (214) 634-0836
Telecopy: (214) 631-4231          By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title :
                                         -------------------------------------

9001 Ambassador Row               ATRIUM COMPANIES, INC.
Dallas, TX   75247                as a Pledgor
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231
                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title :
                                         -------------------------------------

9001 Ambassador Row               H-R WINDOW SUPPLY COMPANY, INC.
Dallas, TX   75247                as a Pledgor
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231
                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title :
                                         -------------------------------------

9001 Ambassador Row               VINYL BUILDING SPECIALTIES
Dallas, TX   75247                   OF CONNECTICUT, INC.
Attn: Randall Fojtasek            as a Pledgor
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title :
                                         -------------------------------------

                                                                       EXHIBIT H
                                                                         Page 16


9001 Ambassador Row               BISHOP MANUFACTURING CO.
Dallas, TX   75247                   OF NEW YORK, INC.
Attn: Randall Fojtasek            as a Pledgor
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231      By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title :
                                         -------------------------------------



9001 Ambassador Row               BISHOP MANUFACTURING CO., INC.
Dallas, TX   75247                as a Pledgor
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231      By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title :
                                         -------------------------------------

9001 Ambassador Row               BISHOP MANUFACTURING CO.
Dallas, TX   75247                   OF NEW ENGLAND, INC.
Attn: Randall Fojtasek            as a Pledgor
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231      By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title :
                                         -------------------------------------

                                                                       EXHIBIT H
                                                                         Page 17


                                  BANKERS TRUST COMPANY
                                  as Collateral Agent


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title :
                                         -------------------------------------

                                                              ANNEX A
                                                                to
                                                          Pledge Agreement



Part I.  Pledged Stock

                                                                                 Percentage
                                                                                     of
                                                                                 Outstanding
            Name of                                                  Share        Shares of
 Name of    Issuing                               Number of       Certificate     Capital
 Pledgor    Corporation      Type of Shares       Shares            Number         Stock
 -------    -----------      --------------       ---------       ----------      --------





                                                                         ANNEX A
                                                                          Page 2





Part .  Pledged Notes


                                                              Principal
 Pledgor          Lender           Borrower                     Amount
 -------          ------           --------                   ---------





                                                                       EXHIBIT I





                               SECURITY AGREEMENT

                                     among

                              ATRIUM CORPORATION,


                            ATRIUM COMPANIES, INC.,


              CERTAIN OTHER SUBSIDIARIES OF ATRIUM COMPANIES, INC.

                                      and

                             BANKERS TRUST COMPANY,
                              as Collateral Agent


                         Dated as of November __, 1996

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
ARTICLE I

       SECURITY INTERESTS   . . . . . . . . . . . . . . . . . . . . . . . . .  2
       1.1.  Grant of Security Interests  . . . . . . . . . . . . . . . . . .  2
       1.2.  Power of Attorney  . . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE II

       GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS  . . . . . . . . . .  3
       2.1.  Necessary Filings  . . . . . . . . . . . . . . . . . . . . . . .  3
       2.2.  No Liens   . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
       2.3.  Other Financing Statements   . . . . . . . . . . . . . . . . . .  3
       2.4.  Chief Executive Office; Records  . . . . . . . . . . . . . . . .  4
       2.5.  Location of Inventory and Equipment  . . . . . . . . . . . . . .  4
       2.6.  Recourse   . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
       2.7.  Trade Names; Change of Name  . . . . . . . . . . . . . . . . . .  5

ARTICLE III

       SPECIAL PROVISIONS CONCERNING
       RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS  . . . . . . . . . . . . . .  5
       3.1.  Additional Representations and Warranties  . . . . . . . . . . .  5
       3.2.  Maintenance of Records   . . . . . . . . . . . . . . . . . . . .  6
       3.3.  Direction to Account Debtors; Contracting Parties; etc.  . . . .  6
       3.4.  Modification of Terms; etc.  . . . . . . . . . . . . . . . . . .  6
       3.5.  Collection   . . . . . . . . . . . . . . . . . . . . . . . . . .  7
       3.6.  Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . .  7
       3.7.  Further Actions  . . . . . . . . . . . . . . . . . . . . . . . .  7

ARTICLE IV

       SPECIAL PROVISIONS CONCERNING MARKS  . . . . . . . . . . . . . . . . .  7
       4.1.  Additional Representations and Warranties  . . . . . . . . . . .  7
       4.2.  Licenses and Assignments   . . . . . . . . . . . . . . . . . . .  8
       4.3.  Infringements  . . . . . . . . . . . . . . . . . . . . . . . . .  8
       4.4.  Preservation of Marks  . . . . . . . . . . . . . . . . . . . . .  8




                                     (i)

                                                                            Page
                                                                            ----
       4.5.  Maintenance of Registration  . . . . . . . . . . . . . . . . . .  8
       4.6.  Future Registered Marks  . . . . . . . . . . . . . . . . . . . .  8
       4.7.  Remedies   . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE V

       SPECIAL PROVISIONS CONCERNING
       PATENTS AND COPYRIGHTS AND TRADE SECRETS   . . . . . . . . . . . . . .  9
       5.1.  Additional Representations and Warranties  . . . . . . . . . . .  9
       5.2.  Licenses and Assignments   . . . . . . . . . . . . . . . . . . . 10
       5.3.  Infringements  . . . . . . . . . . . . . . . . . . . . . . . . . 10
       5.4.  Maintenance of Patents   . . . . . . . . . . . . . . . . . . . . 10
       5.5.  Prosecution of Patent Application  . . . . . . . . . . . . . . . 10
       5.6.  Other Patents and Copyrights   . . . . . . . . . . . . . . . . . 10
       5.7.  Remedies   . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE VI

       PROVISIONS CONCERNING ALL COLLATERAL   . . . . . . . . . . . . . . . . 11
       6.1.  Protection of Collateral Agent's Security  . . . . . . . . . . . 11
       6.2.  Warehouse Receipts Non-Negotiable  . . . . . . . . . . . . . . . 11
       6.3.  Further Actions  . . . . . . . . . . . . . . . . . . . . . . . . 11
       6.4.  Financing Statements   . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE VII

       REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT   . . . . . . . . . . . . 12
       7.1.  Remedies; Obtaining the Collateral Upon Default  . . . . . . . . 12
       7.2.  Remedies; Disposition of the Collateral  . . . . . . . . . . . . 13
       7.3.  Waiver of Claims   . . . . . . . . . . . . . . . . . . . . . . . 14
       7.4.  Application of Proceeds  . . . . . . . . . . . . . . . . . . . . 14
       7.5.  Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . 16
       7.6.  Discontinuance of Proceedings  . . . . . . . . . . . . . . . . . 17

ARTICLE VIII

       INDEMNITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
       8.1.  Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
       8.2.  Indemnity Obligations Secured by Collateral; Survival  . . . . . 18




                                     (ii)

                                                                            Page
                                                                            ----
ARTICLE IX

       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

ARTICLE X

       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
       10.1.  Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
       10.2.  Waiver; Amendment   . . . . . . . . . . . . . . . . . . . . . . 25
       10.3.  Obligations Absolute  . . . . . . . . . . . . . . . . . . . . . 25
       10.4.  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . 25
       10.5.  Headings Descriptive  . . . . . . . . . . . . . . . . . . . . . 26
       10.6.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . 26
       10.7.  Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . 26
       10.8.  Assignor's Duties   . . . . . . . . . . . . . . . . . . . . . . 26
       10.9.  Termination; Release  . . . . . . . . . . . . . . . . . . . . . 26
       10.10.  Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . 27
       10.11.  The Collateral Agent   . . . . . . . . . . . . . . . . . . . . 27

ANNEX A       Schedule of Permitted Filings
ANNEX B       Schedule of Record Locations
ANNEX C       Schedule of Inventory and Equipment Locations
ANNEX D       Schedule of Trade, Fictitious and Other Names
ANNEX E       Schedule of Marks
ANNEX F       Schedule of License Agreements and Assignments
ANNEX G       Schedule of Patents and Applications
ANNEX H       Schedule of Copyrights and Applications
ANNEX I       Assignment of Security Interest in U.S.
               Trademarks and Patents
ANNEX J       Assignment of Security Interest in U.S.
               Copyrights




                                    (iii)

                                                                       EXHIBIT I
                                                                          Page 1




                               SECURITY AGREEMENT


              THIS SECURITY AGREEMENT, dated as of November __, 1996, is by and among each of the undersigned (each, an "Assignor" and, collectively, the "Assignors") and BANKERS TRUST COMPANY, as Collateral Agent (the "Collateral Agent") for the benefit of (i) the Banks and the Agent under the Credit Agreement hereinafter referred to (such Banks and the Agent are hereinafter called the "Bank Creditors") and (ii) if one or more Banks (or any Affiliate thereof) enter into one or more (A) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (B) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (C) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements") with, or guaranteed by, an Assignor, any such Bank or Banks or any Affiliate of such Bank or Banks (even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) so long as any such Bank or Affiliate participates in the extension of such Interest Rate Protection or Other Hedging Agreements and their subsequent assigns, if any (collectively, the "Other Creditors" and, together with the Bank Creditors, hereinafter called the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

                             W I T N E S S E T H :


              WHEREAS, Atrium Corporation, a Delaware corporation ("Holdings"), Atrium Companies, Inc., a Delaware corporation (the "Borrower"), the banks (the "Banks") from time to time party thereto and Bankers Trust Company, as Agent (together with any successor agent, the "Agent"), have entered into a Credit Agreement, dated as of November __, 1996, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of or restructuring of all or any portion of the Indebtedness under such agreement or any successor agreements;

              WHEREAS, the Assignors may at any time and from time to time enter into, or guarantee, one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors;

                                                                       EXHIBIT I
                                                                          Page 2


              WHEREAS, pursuant to the Holdings Guaranty, Holdings has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and the Interest Rate Protection or Other Hedging Agreements;

              WHEREAS, pursuant to the Subsidiary Guaranty, each Assignor (other than Holdings and the Borrower) has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations of the Borrower under or with respect to the Credit Documents and the Interest Rate Protection or Other Hedging Agreements;

              WHEREAS, it is a condition precedent to each of the above-described extensions of credit that each Assignor shall have executed and delivered this Agreement;

              WHEREAS, each Assignor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

              NOW, THEREFORE, in consideration of the extensions of credit to be made to each Assignor and other benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:


                                   ARTICLE I

                               SECURITY INTERESTS

              1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of the Obligations, each Assignor does hereby collaterally assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and other Permitted Liens) in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired:
(i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) the Cash Collateral Account established for such Assignor and all moneys, securities and instruments deposited or required to be deposited in such Cash Collateral Account, (v) all Equipment, (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vii) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (viii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secrets,
(ix) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged

                                                                       EXHIBIT I
                                                                          Page 3


Securities), and (x) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

              (b) The security interests of the Collateral Agent under this Agreement extend to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

              1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise), in the Collateral Agent's reasonable discretion, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.


                                   ARTICLE II

               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

              Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

              2.1. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been filed or concurrently herewith are being filed and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes or shall constitute upon such filing a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens, except that the Collateral may be subject to the security interests evidenced by the financing statements disclosed on Annex A hereto, but only to the respective date, if any, set forth on Annex A (the "Permitted Filings") and to any other Permitted Liens and is or shall be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

              2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens created hereby, Permitted Liens or Liens evidenced by the Permitted Filings), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                                                                       EXHIBIT I
                                                                          Page 4


              2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A hereto and as may be filed in connection with Permitted Liens and so long as the Total Commitment has been terminated or any Letter of Credit or Note remains outstanding or any of the Obligations remain unpaid or any Interest Rate Protection or Other Hedging Agreement remains in effect or any Obligations are owed with respect thereto, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in respect of the Permitted Liens.

              2.4. Chief Executive Office; Records. The chief executive office of each Assignor is located at the address indicated on Annex B hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights and Trade Secrets of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Annex B hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted and perfected hereby at all times fully perfected and in full force and effect, (iii) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby and (iv) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

              2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex C hereto. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it (other

                                                                       EXHIBIT I
                                                                          Page 5


than (i) immaterial Inventory and (ii) Inventory and Equipment in transit in the ordinary course of business) shall be kept at (or shall be in transport to) any one of the locations shown on Annex C hereto or such new location as such Assignor may establish in accordance with the last sentence of this Section
2.5. Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 15 days prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, (ii) with respect to such new location, it shall have taken all action satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

              2.6. Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection or Other Hedging Agreements and otherwise in writing in connection herewith or therewith.

              2.7. Trade Names; Change of Name. No Assignor has or operates in any jurisdiction under, or in the preceding 12 months has had or has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on Annex D hereto. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name in any manner which might make any financing statement or continuation statement filed in connection therewith seriously misleading within the meaning of Section 9-402(7) of the UCC except those names listed on Annex D hereto and new names (including, without limitation, any names of divisions or operations) established in accordance with the last sentence of this Section 2.8. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name that would make any financing statement or continuation statement filed in connection therewith, seriously misleading within the meaning of Section 9-402(7) of the UCC until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and
(iii) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto

                                                                       EXHIBIT I
                                                                          Page 6


have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.


                                  ARTICLE III

                         SPECIAL PROVISIONS CONCERNING
                   RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

              3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto to the best knowledge of such Assignor (i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms and
(iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

              3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times and intervals and to such reasonable extent as the Collateral Agent may request; provided, however, if no Event of Default has occurred and is then continuing, the Collateral Agent shall give such Assignor prior written notice of any such inspection. Upon the occurrence and during the continuance of an Event of Default and upon the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs, such Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and

                                                                       EXHIBIT I
                                                                          Page 7


Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

              3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, to the extent permitted by applicable law, such Assignor agrees (i) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (ii) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (i) and (ii) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 7.4 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the relevant Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

              3.4. Modification of Terms; etc. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term relating to such indebtedness or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent (not to be unreasonably withheld), except as permitted by Section 3.5 hereof. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

              3.5. Collection. Each Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, unless an Event of Default has occurred and is continuing, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts
(i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services.
The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

                                                                       EXHIBIT I
                                                                          Page 8


              3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral, such Assignor will within 15 days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

              3.7. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.


                                   ARTICLE IV

                      SPECIAL PROVISIONS CONCERNING MARKS

              4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of the Marks listed in Annex E hereto for such Assignor and that said listed Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark Office. Each Assignor represents and warrants that it owns or is licensed to use or is not prohibited from using all Marks that it uses. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any Mark. Each Assignor represents and warrants that it is the owner of record of all United States registrations and applications listed in Annex E hereto and that said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark and associated goodwill, and record the same.

              4.2. Licenses and Assignments. Other than the license agreements listed on Annex F hereto and any extensions or renewals thereof, each Assignor hereby agrees not to divest itself of any right under any Significant Mark absent prior written approval of the Collateral Agent, except that such Assignor may license such a Mark in the ordinary course of business provided that such license does not materially interfere with the business of the Borrower or any Subsidiary.

              4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Assignor's rights in and to any Significant Mark, or with respect to any party claiming that

                                                                       EXHIBIT I
                                                                          Page 9


such Assignor's use of any Significant Mark violates any property right of that party, in each case to the extent that such Assignor reasonably believes that such infringement or violation is material to its business. Each Assignor further agrees, if consistent with good business practice and unless otherwise agreed by the Collateral Agent, to diligently prosecute any Person infringing any Significant Mark to the extent that such Assignor reasonably believes that such infringement is material to its business.

              4.4. Preservation of Marks. Each Assignor agrees to use its Significant Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Significant Marks as trademarks or service marks registered under the laws of the United States.

              4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. Sections 1051 et seq. to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Significant Marks pursuant to 15 U.S.C. Sections 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all reasonable administrative and judicial remedies without prior written consent of the Collateral Agent.

              4.6. Future Registered Marks. If any Mark registration issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate, and a grant of security in such Mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

              4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of its Marks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to

                                                                       EXHIBIT I
                                                                         Page 10


transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent.


                                   ARTICLE V

                         SPECIAL PROVISIONS CONCERNING
                    PATENTS AND COPYRIGHTS AND TRADE SECRETS

              5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of all rights in (i) all material Trade Secrets necessary to operate the business of such Assignor, (ii) the Patents listed in Annex G hereto for such Assignor and
(iii) the Copyrights listed in Annex H hereto for such Assignor, that to the best of its knowledge said Patents include all the United States patents and applications for United States patents that such Assignor now owns and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications for United States copyrights that such Assignor now owns and that are necessary in the conduct of the business of such Assignor. Each Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyrights that it now uses or practices under. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright or such Assignor has misappropriated any Trade Secrets or proprietary information.
Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and record the same.

              5.2. Licenses and Assignments. Other than the license agreements listed on Annex F hereto and any extensions or renewals thereof, each Assignor hereby agrees not to divest itself of any right under any Significant Patent or Significant Copyright absent prior written approval of the Collateral Agent.

              5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement or other violation of such Assignor's rights in and to any Significant Patent or Significant Copyright, or with respect to any claim that practice of any Significant Patent or Significant Copyright violates any property right of that party, or with respect to any misappropriation of any Trade Secret or any claim that such Assignor's practice of any Trade Secret relates any property right of a third party, in each case to the extent that such Assignor reasonably believes that such infringement or violation is material to its business. Each Assignor further agrees, consistent with good business practice and absent direction of the Collateral Agent to the contrary,

                                                                       EXHIBIT I
                                                                         Page 11


diligently to prosecute any Person infringing any Significant Patent or Significant Copyright or any Person misappropriating any of such Assignor's Trade Secrets to the extent that such Assignor reasonably believes that such infringement or misappropriation is material to its business.

              5.4. Maintenance of Patents. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. Section 41 to maintain in force rights under each Significant Patent.

              5.5. Prosecution of Patent Application. At its own expense, each Assignor shall diligently prosecute all applications for Significant Patents listed in Annex G hereto for such Assignor and shall not abandon any such application prior to exhaustion of all reasonable administrative and judicial remedies, absent written consent of the Collateral Agent.

              5.6. Other Patents and Copyrights. Within 30 days of its acquisition of a Patent or Copyright, or of its filing of an application for a Patent or Copyright, each Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright or such application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

              5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.


                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

              6.1. Protection of Collateral Agent's Security. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement. If any Assignor shall fail to insure

                                                                       EXHIBIT I
                                                                         Page 12


its Inventory and Equipment in accordance with the preceding sentence, or if any Assignor shall fail to so endorse and deposit all policies or certificates with respect thereto to the extent required by the Credit Agreement, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to promptly reimburse the Collateral Agent for all costs and expenses of procuring such insurance. The Collateral Agent shall, at the time such proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with
Section 7.4 hereof or as otherwise provided in the Credit Agreement. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

              6.2. Warehouse Receipts Non-Negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

              6.3. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

              6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

                                                                       EXHIBIT I
                                                                         Page 13



                                  ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

              7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

              (a) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor; and

              (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral; and

              (c) withdraw all moneys, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with
       Section 7.4 hereof; and

              (d) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

              (e) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

              (i) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent, and

              (ii) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof, and

                                                                       EXHIBIT I
                                                                         Page 14


              (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

              (f) license or sublicense (to the extent not in violation of the license), whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

              7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent and the Secured Creditors may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be

                                                                       EXHIBIT I
                                                                         Page 15


done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

              7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

              (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

              (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

              (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

              7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any Mortgage to which any Assignor is a party requires proceeds of Collateral under such agreement to be applied in accordance with the provisions of this Agreement, the Pledgee or Mortgagee under such other agreement) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                                                                       EXHIBIT I
                                                                         Page 16


       (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

       (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

       (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

       (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.9(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

              (b) For purposes of this Agreement (i) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (ii) "Primary Obligations" shall mean (A) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued (or deemed issued) under the Credit Agreement, and all Fees and (B) in the case of the Other Obligations, all amounts due under the Interest Rate Protection or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (iii) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

              (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the

                                                                       EXHIBIT I
                                                                         Page 17


case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

              (d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

              (e) Except as set forth in Section 7.4(d), all payments required to be made hereunder shall be made (i) if to the Bank Creditors, to the Agent under the Credit Agreement for the account of the Bank Creditors, and
(ii) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

              (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Agent, each Representative for any Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Bank Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, the Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection or Other Hedging Agreements are in existence.

              (g) It is understood and agreed that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral

                                                                       EXHIBIT I
                                                                         Page 18


hereunder and the aggregate amount of the sums referred to in clauses (i) through (iii), inclusive, of Section 7.4(a).

              7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection or Other Hedging Agreements, the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent.
All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations and no course of dealing between the relevant Assignor and the Collateral Agent or any holder of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

              7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.


                                  ARTICLE VIII

                                   INDEMNITY

              8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs,

                                                                       EXHIBIT I
                                                                         Page 19


expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Interest Rate Protection or Other Hedging Agreement, any other Credit Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), any contract claim or, to the maximum extent permitted under applicable law, the violation of the laws of any country, state or other governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage); provided that no Indemnitee shall be indemnified pursuant to this
Section 8.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

              (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all reasonable fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

              (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any Interest Rate Protection or Other Hedging Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any Interest Rate Protection or Other Hedging Agreement or any other Credit Document.

                                                                       EXHIBIT I
                                                                         Page 20


              (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

              8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE IX

                                  DEFINITIONS

              The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

              "Agent" shall have the meaning provided in the first WHEREAS clause of this Agreement.

              "Agreement" shall mean this Security Agreement as the same may be modified, supplemented, extended, renewed, replaced, restated or amended from time to time in accordance with its terms.

              "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

              "Bank Creditor" shall have the meaning provided in the first paragraph of this Agreement.

              "Banks" shall have the meaning provided in the Credit Agreement.

              "Borrower" shall have the meaning provided in the first WHEREAS clause of this Agreement.

              "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with the Collateral Agent for the benefit of the Secured Creditors.

              "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                                                                       EXHIBIT I
                                                                         Page 21


              "Class" shall have the meaning provided in Section 10.2 of this Agreement.

              "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

              "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

              "Contract Rights" shall mean all rights of any Assignor (including, without limitation, all rights to payment) under each Contract.

              "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, (i) each partnership agreement to which such Assignor is a party and (ii) any Interest Rate Protection or Other Hedging Agreements), but excluding licenses, agreements and leases, which are immaterial to the operations of the Assignor, to the extent that the terms thereof prohibit the assignment of, or granting of a security interest in, such licenses, agreements or leases.

              "Copyrights" shall mean any United States copyright which any Assignor now owns or hereafter acquires, including any registrations of any Copyrights in the United States Copyright Office, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by any Assignor.

              "Credit Agreement" shall have the meaning provided in the first WHEREAS clause of this Agreement.

              "Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

              "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

              "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

              "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings and movable trade fixtures now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                                                                       EXHIBIT I
                                                                         Page 22


              "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

              "General Intangibles" shall have the meaning provided in the Uniform Commercial Code (other than with respect to leases that are immaterial to the operations of any Assignor) as in effect on the date hereof in the State of New York and shall in any event include all of any Assignor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement to which such Assignor is a party or with respect to any partnership of which such Assignor is a partner.

              "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

              "Holdings" shall have the meaning provided in the first WHEREAS clause of this Agreement.

              "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

              "Instrument" shall have the meaning provided in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

              "Interest Rate Protection or Other Hedging Agreements" shall have the meaning provided in the first paragraph of this Agreement.

              "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

              "Marks" shall mean all right, title and interest in and to any trademarks and service marks and trade names now held or hereafter acquired by any Assignor, which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by any Assignor in the United States and trade dress including logos, designs, trade names, company names, business names, fictitious business

                                                                       EXHIBIT I
                                                                         Page 23


names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States.

              "Obligations" shall mean (i) (A) the principal of and interest on the Notes issued, and Loans made, under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit under the Credit Agreement and (B) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of any Assignor to the Bank Creditors now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents and the due performance and compliance by each Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents (all such principal, interest, obligations and liabilities being herein collectively called the "Credit Agreement Obligations"); (ii) all obligations and liabilities owing by each Assignor to the Other Creditors under, or with respect to, any Interest Rate Protection or Other Hedging Agreement, whether such Interest Rate Protection or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by each Assignor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;
(iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of any Assignor referred to in clauses (i) and (ii), after an Event of Default shall have occurred and be continuing, the reasonable expenses of taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under
Section 8.1 of this Agreement. It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

              "Other Creditors" shall have the meaning provided in the first paragraph of this Agreement.

              "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

              "Patents" shall mean any United States patent now or hereafter owned by any Assignor, as well as any application for a United States patent now or hereafter owned by any Assignor.

              "Permitted Filings" shall have the meaning provided in Section
2.1 of this Agreement.

              "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

                                                                       EXHIBIT I
                                                                         Page 24


              "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

              "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

              "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (ii) all of such Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vii) all credit information, reports and memoranda relating thereto, and (viii) all other writings related in any way to the foregoing.

              "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

              "Required Secured Creditors" shall mean (i) the Required Banks (or, to the extent required by Section 13.12 of the Credit Agreement, all of the Banks) under the Credit Agreement so long as any Credit Agreement Obligations remain outstanding and (ii) in any situation not covered by preceding clause (i), the holders of a majority of the outstanding principal amount of the Other Obligations.

              "Requisite Creditors" shall have the meaning provided in Section
10.2 of this Agreement.

                                                                       EXHIBIT I
                                                                         Page 25



              "Secondary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

              "Secured Creditors" shall have the meaning provided in the first paragraph of this Agreement.

              "Significant Copyrights" shall mean those Copyrights which the relevant Assignor believes in its reasonable judgment to be material to its business.

              "Significant Marks" shall mean those Marks which the relevant Assignor believes in its reasonable judgment to be material to its business.

              "Significant Patents" shall mean those Patents which the relevant Assignor believes in its reasonable judgment to be material to its business.

              "Termination Date" shall have the meaning provided in Section
10.9 of this Agreement.

              "Trade Secrets" shall mean any know-how, technology, product formulations, procedures and product and manufacturing specifications or standards now or hereafter utilized in the relevant Assignor's business.




                                   ARTICLE X

                                 MISCELLANEOUS

              10.1. Notices. All such notices and communications hereunder shall be sent or delivered by mail, telecopier or overnight courier service and all such notices and communications shall, when mailed, telecopied, or sent by overnight courier, be effective when delivered to the overnight courier, or sent by telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent. All notices, requests, demands or other communications shall be in writing and addressed as follows:

              (a) if to any Assignor, at the address set forth opposite its signature below;

                     with a copy to:

                     Hicks, Muse, Tate & Furst Incorporated

                                                                       EXHIBIT I
                                                                         Page 26


                     200 Crescent Court
                     Suite 1600
                     Dallas, Texas  75201
                     Attn:  Thomas O. Hicks,
                            John R. Muse,
                            Jack D. Furst and
                            Lawrence D. Stuart, Jr.
                     Telephone: (214) 740-7300
                     Telecopy: (214) 740-7313

                               and

                     Hicks, Muse, Tate & Furst Incorporated
                     1325 Avenue of the Americas
                     25th Floor
                     New York, New York  10019
                     Attn:  Charles W. Tate
                     Telephone: (212) 424-1400
                     Telecopy: (212) 424-1450

              (b)    if to the Collateral Agent:

                     Bankers Trust Company
                     130 Liberty Street
                     30th Floor
                     New York, New York  10006
                     Attention: Mary Kay Coyle
                     Telephone: 212-250-9094
                     Telecopy: 212-250-7218

              (c) if to any Bank Creditor, either (A) to the Agent, at the address of the Agent specified in the Credit Agreement or (B) at such address as such Bank Creditor shall have specified in the Credit Agreement;

              (d) if to any Other Creditor, either (A) to the Representative for the Other Creditors, at such address as such Representative may have provided to the Assignors and the Collateral Agent from time to time, or
       (B) directly to the Other Creditors at such address as the Other Creditors shall have specified in writing to the Assignors and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                                                                       EXHIBIT I
                                                                         Page 27


              10.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby and the Collateral Agent (with the written consent of the Required Banks, or to the extent required by Section 13.12 of the Credit Agreement, all the Banks); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Bank Creditors as holders of the Credit Agreement Obligations or (ii) the Other Creditors as the holders of the Other Obligations; and the term "Requisite Creditors" of any Class shall mean each of (A) with respect to the Credit Agreement Obligations, the Required Banks and (B) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

              10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, any other Credit Document or any Interest Rate Protection or Other Hedging Agreement except as specifically set forth in a waiver granted pursuant to Section 10.2 hereof; or (c) any amendment to or modification of any Credit Document or any Interest Rate Protection or Other Hedging Agreement or any security for any of the Obligations; whether or not any Assignor shall have notice or knowledge of any of the foregoing.

              10.4. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the Collateral Agent, each Secured Creditor and each Assignor and their respective successors and assigns, provided that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Required Secured Creditors. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the other Credit Documents and the Interest Rate Protection or Other Hedging Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

              10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

              10.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such

                                                                       EXHIBIT I
                                                                         Page 28


prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              10.7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

              10.8. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

              10.9. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the relevant Assignor, will execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral of such Assignor and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

              (b) In the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or other disposition permitted by Section 9.02 of the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of Section 4.02 of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the relevant Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

              (c) At any time that the relevant Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing

                                                                       EXHIBIT I
                                                                         Page 29


Section 10.9(a) or (b), as the case may be, it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer stating that the release of the respective Collateral is permitted pursuant to Section 10.9(a) or (b), as the case may be.

              (d) The Collateral Agent shall have no liability whatsoever to any Secured Creditor as a result of any release of Collateral by it in accordance with this Section 10.9.

              10.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

              10.11. The Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Agreement, acknowledges and agrees that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth in Section 12 of the Credit Agreement.

                                                                       EXHIBIT I
                                                                         Page 30


              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


ADDRESSES
---------

9001 Ambassador Row                ATRIUM CORPORATION
Dallas, TX   75247                 as an Assignor
Attn: Randall Fojtasek
Telephone: (214) 634-0836
Telecopy: (214) 631-4231           By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

9001 Ambassador Row                ATRIUM COMPANIES, INC.
Dallas, TX   75247                 as an Assignor
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231       By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


9001 Ambassador Row                H-R WINDOW SUPPLY COMPANY, INC.
Dallas, TX   75247                 as an Assignor
Attn: Randall Fojtasek
Telephone:    (214) 634-0836       By:
Telecopy:     (214) 631-4231          ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                                                       EXHIBIT I
                                                                         Page 31



9001 Ambassador Row                VINYL BUILDING SPECIALTIES
Dallas, TX   75247                    OF CONNECTICUT, INC.
Attn: Randall Fojtasek             as an Assignor
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231       By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                                                       EXHIBIT I
                                                                         Page 32


9001 Ambassador Row                BISHOP MANUFACTURING CO.
Dallas, TX   75247                    OF NEW YORK, INC.
Attn:                              as an Assignor
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231       By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

9001 Ambassador Row                BISHOP MANUFACTURING CO., INC.
Dallas, TX   75247                 as an Assignor
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231       By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


9001 Ambassador Row                BISHOP MANUFACTURING CO.
Dallas, TX   75247                    OF NEW ENGLAND, INC.
Attn: Randall Fojtasek             as an Assignor
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231       By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                                                       EXHIBIT I
                                                                         Page 33



                                   BANKERS TRUST COMPANY
                                      as Collateral Agent

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                                                    ANNEX A
                                                                      to
                                                              Security Agreement


                         SCHEDULE OF PERMITTED FILINGS


                             [Borrower to provide]

                                                                    ANNEX B
                                                                      to
                                                              Security Agreement



                      SCHEDULE OF CHIEF EXECUTIVE OFFICES
                           AND OTHER RECORD LOCATIONS

(a) Chief Executive Office

                             [Borrower to provide]





(b) Other records locations

                             [Borrower to provide]

                                                                    ANNEX C
                                                                      to
                                                              Security Agreement



                             SCHEDULE OF INVENTORY
                            AND EQUIPMENT LOCATIONS


                             [Borrower to provide]

                                                                    ANNEX D
                                                                      to
                                                              Security Agreement



                 SCHEDULE OF TRADE, FICTITIOUS AND OTHER NAMES

                             [Borrower to provide]

                                                                    ANNEX E
                                                                      to
                                                              Security Agreement



                  I.  SCHEDULE OF U.S. TRADEMARK REGISTRATIONS



Registered Mark           Registration No.               Registration Date
---------------           ----------------               -----------------




[Borrower to provide]





                                                                         ANNEX E
                                                                          Page 2




Registered Mark                 Registration No.              Registration Date
---------------                 ----------------              -----------------


                                                                         ANNEX E
                                                                          Page 3




            II.  SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK
                 REGISTRATIONS ON THE BASIS OF USE IN COMMERCE
                          UNDER 17 USC Section 1051(a)



              Mark                           Serial              Filing Date
              ----                           ------              -----------





                             [Borrower to provide]

                                                                         ANNEX E
                                                                          Page 4




           III. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATION ON THE BASIS OF INTENT TO USE THE
                 MARK IN COMMERCE UNDER 17 USC Section 1051(b)



         Mark                      Serial                        Filing Date
         ----                      ------                        -----------



                             [Borrower to provide]

                                                                    ANNEX F
                                                                      to
                                                              Security Agreement



                 SCHEDULE OF LICENSE AGREEMENTS AND ASSIGNMENTS



           COMPANY                  SUBJECT                      REMARKS
           -------                  -------                      -------

                             [Borrower to provide]

                                                                    ANNEX G
                                                                      to
                                                              Security Agreement



                      SCHEDULE OF PATENTS AND APPLICATIONS



Patent Number             Date Issued                    Title
-------------             -----------                    -----


                             [Borrower to provide]

                                                                    ANNEX H
                                                                      to
                                                              Security Agreement



                      SCHEDULE OF UNITED STATES COPYRIGHTS


              Any United States copyright which Assignor now or hereafter acquires, including any copyright registration or applications.

                                                                    ANNEX I
                                                                      to
                                                              Security Agreement



                       ASSIGNMENT OF SECURITY INTEREST IN
                      UNITED STATES TRADEMARKS AND PATENTS


              FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [NAME OF ASSIGNOR], a __________ corporation (the "Assignor") with principal offices at ____________________________, hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at 130 Liberty Street, New York, New York 10006 (the "Assignee"), a security interest in (i) all of the Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto,
(ii) all of the Assignor's right, title and interest in and to the United States patents (the "Patents") set forth on Schedule B attached hereto, in each case together with (iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses symbolized by the Marks and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

              THIS ASSIGNMENT is made to secure the full and prompt performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement between the Assignor, the other assignors party thereto and the Assignee, dated

                                                                         ANNEX I
                                                                          Page 2




as of November __, 1996 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in and re-assigning the Marks and Patents acquired under this Assignment.

              This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                         ANNEX I
                                                                          Page 3




              IN WITNESS WHEREOF, the undersigned have executed this Assignment of Security Interest as of the ____ day of November, 1996.



                                              [NAME OF ASSIGNOR]
                                                as Assignor


                                              By
                                                --------------------------------
                                                Name:
                                                Title:



                                              BANKERS TRUST COMPANY,
                                                as Collateral Agent Assignee


                                              By
                                                --------------------------------
                                                Name:
                                                Title:

STATE OF ____________              )
                                   ) ss.:
COUNTY OF ___________              )


              On this ____day of November, 1996 before me personally came _______________, who being duly sworn, did depose and say that he is
___________________ of [Name of Assignor], that he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that he did so by authority of the Board of Directors of said Corporation.


                                         -----------------------------
                                                 Notary Public

STATE OF ___________ )
                            )  ss.:
COUNTY OF __________ )


              On this ____ day of November, 1996 before me personally came _________________ who, being by me duly sworn, did state as follows: that he is ________________ of Bankers Trust Company, that he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.


                                         -----------------------------
                                                 Notary Public

                                                                      SCHEDULE A




                          U.S. Trademark Registration


      Mark                    Registration No.                 Registration Date
      ----                    ----------------                 -----------------


                             [Borrower to provide]



                                                                      SCHEDULE A
                                                                          Page 2



      Mark                    Registration No.                 Registration Date
      ----                    ----------------                 -----------------


[Borrower to provide]


                                                                      SCHEDULE A
                                                                          Page 3




                           U.S. Trademarks - Pending


       Mark                     Serial                    Filing Date
       ----                     ------                    -----------



[Borrower to provide]


                                                                      SCHEDULE B





PATENT                         PATENT NO.                        ISSUE DATE
------                         ----------                        ----------

                             [Borrower to provide]

                                                                    ANNEX J
                                                                      to
                                                              Security Agreement



                        ASSIGNMENT OF SECURITY INTEREST
                          IN UNITED STATES COPYRIGHTS


              WHEREAS, [NAME OF ASSIGNOR], a _________ corporation (the "Assignor"), having its chief executive office at _________________________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

              WHEREAS, BANKERS TRUST COMPANY, as Collateral Agent, having its principal offices at 130 Liberty Plaza, New York, NY 10006 (the "Assignee"), desires to acquire a security interest in, and lien on, all of Assignor's right, title and interest in and to Assignor's copyrights and copyright registrations and applications therefor; and

              WHEREAS, the Assignor is willing to assign to the Assignee, and to grant to the Assignee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above;

              NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of November __, 1996, between the Assignor, the other assignors from time to time party thereto and the Assignee (as amended from time to time, the "Security Agreement"), the Assignor hereby assigns to the Assignee, and grants to the Assignee a security interest in and a lien upon, all of Assignor's right, title

                                                                         ANNEX J
                                                                          Page 2




and interest in and to Assignor's copyrights and copyright registrations and applications more particularly set forth on Schedule A attached hereto, (the "Copyrights") together with (i) all Proceeds (as such term is defined in the Security Agreement referred to below) of the Copyrights, and (ii) all causes of action arising prior to or after the date hereof for infringement of any Copyright.

              This ASSIGNMENT OF SECURITY INTEREST is made to secure the satisfactory performance and payment of all the Obligations (as such term is defined in the Security Agreement) of the Assignor and shall be effective as of the date of the Security Agreement. Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to Assignor an instrument in writing releasing the security interest in the Copyrights acquired under this Assignment of Security Interest.

              This Assignment of Security Interest has been granted in conjunction with the security interest granted to Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment of Security Interest are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                         ANNEX J
                                                                          Page 3




              IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the _____ day of November, 1996.




                                              [NAME OF ASSIGNOR]
                                                as Assignor


                                              By
                                                --------------------------------
                                                Name:
                                                Title:



                                              BANKERS TRUST COMPANY, as
                                              Assignee
                                                Collateral Agent


                                              By
                                                --------------------------------
                                                Name:
                                                Title:

STATE OF ___________ )
                            )  ss.:
COUNTY OF ___________       )


              On this ____ day of November, 1996, before me personally came _________________ who, being by me duly sworn, did state as follows: that he is _______________ of [Name of Assignor], that he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.


                                       ------------------------------------
                                                   Notary Public

STATE OF ___________ )
                            )  ss.:
COUNTY OF ___________       )


              On this____ day of November, 1996, before me personally came ____________________ who, being by me duly sworn, did state as follows: that he is ______________ of Bankers Trust Company, that he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.



                                       ------------------------------------
                                                   Notary Public

                                                                      SCHEDULE A



                            UNITED STATES COPYRIGHTS



              Any copyrights which Assignor now owns or hereafter acquires, including any copyright registration or application.

                                                                       EXHIBIT J



                          FORM OF SUBSIDIARY GUARANTY


              THIS GUARANTY, dated as of November ___, 1996 (as amended, restated, supplemented or otherwise modified from time to time, this "Guaranty"), made by each of the undersigned (each, a "Guarantor" and, collectively, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                             W I T N E S S E T H :


              WHEREAS, Atrium Corporation, a Delaware corporation ("Holdings"), Atrium Companies, Inc., a Delaware corporation (the "Borrower"), various banks from time to time party thereto (the "Banks"), and Bankers Trust Company, as Agent (the "Agent"), have entered into a Credit Agreement, dated as of November __, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Banks, the Agent and the Collateral Agent are herein called the "Bank Creditors");

              WHEREAS, the Borrower may from time to time be party to one or more (i) interest rate agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements, (ii) foreign exchange contracts, currency swap agreements or similar agreements or arrangements designed to protect against the fluctuations in currency values and or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection or Other Hedging Agreement"), with a Bank or an affiliate of a Bank (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, collectively, the "Other Creditors," and together with the Bank Creditors, are herein called the "Creditors");

              WHEREAS, the Borrower is a Subsidiary of Holdings;

              WHEREAS, each Guarantor is also a Subsidiary of Holdings;

                                                                       EXHIBIT J
                                                                          Page 2



              WHEREAS, it is a condition to the making of Loans under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

              WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and the entering into of Interest Rate Protection or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Banks to make Loans to the Borrower and Other Creditors to enter into Interest Rate Protection or Other Hedging Agreements with the Borrower;

              NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

              1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees: (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (A) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (B) all other obligations and liabilities owing by the Borrower to the Bank Creditors under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon) and the other Credit Documents to which the Borrower is a party, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any such other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Interest Rate Protection or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by the Borrower under any Interest Rate Protection or Other Hedging Agreements, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Other Obligations", and together with the Credit Document Obligations are herein collectively called the "Guaranteed Obligations"), provided that the maximum amount payable by each Guarantor hereunder shall at no time exceed the Maximum Amount (as hereinafter defined) of such Guarantor. As used herein, "Maximum

                                                                       EXHIBIT J
                                                                          Page 3




Amount" of any Guarantor means an amount equal to 95% of the amount by which
(i) the present fair saleable value of such Guarantor's assets exceeds (ii) the amount reasonably expected to come due in respect of all liabilities (including, without limitation, contingent liabilities), other than liabilities (contingent or otherwise) of such Guarantor hereunder, in each case determined on the Initial Borrowing Date or on the day any demand is made under this Guaranty, whichever date results in a higher Maximum Amount. Subject to the proviso in the second preceding sentence, each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, Holdings or the Borrower, or against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower are made under Sections 4.03 and 4.04 of the Credit Agreement.

              2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 10 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

              3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (i) any direction as to application of payment by the Borrower or by any other party, (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, (iii) any payment on or in reduction of any such other guaranty or undertaking, (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (v) any payment made to any Creditor on the Guaranteed Obligations which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

              4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought

                                                                       EXHIBIT J
                                                                          Page 4




against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

              5. Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor or the Borrower).

              6. Any Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

              (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

              (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

              (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

              (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect

                                                                       EXHIBIT J
                                                                          Page 5




       thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

              (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

              (f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements; and/or

              (g) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

       7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

       8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                                                                       EXHIBIT J
                                                                          Page 6





       9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

       10. (a) Each Guarantor waives any right (except as shall be required by applicable statute or law and cannot be waived) to require the Creditors to:
(i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any (to the fullest extent permitted by applicable law) defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

                                                                       EXHIBIT J
                                                                          Page 7




       (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

       11. The Creditors agree that this Guaranty may be enforced only by the action of the Agent or the Collateral Agent, in each case acting upon the instructions of the Required Banks (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Agent or the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder).

       12. In order to induce the Banks to make Loans and issue Letters of Credit pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection or Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

              (a) Such Guarantor (i) is a duly organized and validly existing corporation and is in good standing under the laws of the jurisdiction of its organization, and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                                                                       EXHIBIT J
                                                                          Page 8




              (b) Such Guarantor has the corporate power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each such Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

              (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof or thereof (i) will contravene any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than pursuant to the Security Documents) upon any of the material property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws of such Guarantor or any of its Subsidiaries.

              (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Initial Borrowing Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with,
       (i) the execution, delivery and performance in any material respect of this Guaranty or any other Credit Document to which such Guarantor is a party, or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

              (e) There are no actions, suits or proceedings pending or, to the best knowledge of such Guarantor, threatened with respect to such Guarantor (i) that could reasonably be

                                                                       EXHIBIT J
                                                                          Page 9




       expected to have a Material Adverse Effect or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Creditors or on the ability of such Guarantor to perform its respective obligations to the Creditors hereunder and under the other Credit Documents to which it is a party.

              13. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and all Interest Rate Protection or Other Hedging Agreements and when no Note or Letter of Credit remains outstanding (other than Letters of Credit, together with all Fees that have accrued and will accrue thereon through the stated termination date of such Letters of Credit, which have been supported in a manner satisfactory to the Letter of Credit Issuer in its sole and absolute discretion) and all Guaranteed Obligations have been paid in full (other than indemnities described in Section 12.06 of the Credit Agreement and analogous provisions in the Security Documents which are not then due and payable), such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

              14. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Creditors).

              15. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

              16. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and either (i) the Required Banks (or to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Bank) at all times prior to the time on which all Credit Document Obligations have been paid in full or (ii) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full; provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Creditors (it being understood that the addition or release of any

                                                                       EXHIBIT J
                                                                         Page 10




Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty the term "Class" shall mean each class of Creditors, i.e., whether (A) the Bank Creditors as holders of the Credit Document Obligations or (B) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Banks and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

              17. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Interest Rate Protection or Other Hedging Agreements has been made available to its principal executive officers and such officers are familiar with the contents thereof.

              18. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection or Other Hedging Agreement continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

              19. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantor; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                                                                       EXHIBIT J
                                                                         Page 11




              20. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

              21. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GUARANTORS HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE GUARANTORS HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH SUCH GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. EACH OF THE GUARANTORS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS

                                                                       EXHIBIT J
                                                                         Page 12




IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT UNDER THIS AGREEMENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.

              (b) EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

              (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

              22. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 9.02 of the Credit Agreement (or such sale or other disposition or liquidation has been approved in writing by the Required Banks (or all Banks if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or partnership interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 22).

                                                                       EXHIBIT J
                                                                         Page 13





              23. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

              24. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

              25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.


                                  *    *    *

                                                                       EXHIBIT J
                                                                         Page 14




              IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.



9001 Ambassador Row                        H-R WINDOW SUPPLY COMPANY, INC.
Dallas, TX   75247                         as a Guarantor
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


9001 Ambassador Row                        VINYL BUILDING SPECIALTIES
Dallas, TX   75247                           OF CONNECTICUT, INC.
Attn: Randall Fojtasek                           as a Guarantor
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

9001 Ambassador Row                        BISHOP MANUFACTURING CO.
Dallas, TX   75247                            OF NEW YORK, INC.
Attn: Randall Fojtasek                            as a Guarantor
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

9001 Ambassador Row                        BISHOP MANUFACTURING CO., INC.
Dallas, TX   75247                         as a Guarantor
Attn: Randall Fojtasek
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                                                       EXHIBIT J
                                                                         Page 15





9001 Ambassador Row                        BISHOP MANUFACTURING CO.
Dallas, TX   75247                            OF NEW ENGLAND, INC.
Attn: Randall Fojtasek                            as a Guarantor
Telephone:    (214) 634-0836
Telecopy:     (214) 631-4231               By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


Accepted and Agreed to:

BANKERS TRUST COMPANY,
as Agent for the Banks


By:
   ---------------------------
      Title:

                                                                       EXHIBIT K




                             FORM OF CONSENT LETTER


                  [LETTERHEAD OF AGENT FOR SERVICE OF PROCESS]


                                                                          [Date]


To the Agent and the
Banks party to the
Credit Agreement referred
to below:

Ladies and Gentlemen:

              Reference is made to the Credit Agreement, dated as of November __, 1996, among Atrium Corporation, a Delaware corporation ("Holdings"), Atrium Companies, Inc., a Delaware corporation (the "Borrower"), the banks (the "Banks") from time to time party thereto and Bankers Trust Company, as Agent (the "Agent") (as such Credit Agreement may be amended, restated, supplemented or otherwise modified, from time to time, the "Credit Agreement") and the Subsidiary Guaranty made by each of the guarantors party thereto (as such Subsidiary Guaranty may be amended, restated, supplemented or otherwise modified, from time to time, the "Subsidiary Guaranty").

              Each of Holdings and the Borrower, pursuant to Section 13.08 of the Credit Agreement, and each of the Subsidiary Guarantors, pursuant to
Section 21 of the Subsidiary Guaranty has irrevocably designated, appointed and empowered the undersigned, CT Corporation System, with offices currently located at 1633 Broadway, New York, New York 10019, as its authorized designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such legal action or proceeding with respect to the Credit Agreement or any other Credit Document (as defined in the Credit Agreement) in the courts of the State of New York or of the United States of America for the Southern District of New York.

              The undersigned hereby informs you that it irrevocably accepts such appointment as agent as set forth in Section 13.08 of the Credit Agreement or Section 21 of the Subsidiary Guaranty, as the case may be, and agrees with you that the undersigned (i) shall inform the Agent promptly in

                                                                       EXHIBIT K
                                                                          Page 2


writing of any change of its address in New York City, (ii) shall perform its obligations as such process agent in accordance with the provisions of Section
13.08 of the Credit Agreement or Section 21 of the Subsidiary Guaranty, as the case may be, and (iii) shall forward promptly to Holdings or the Borrower or the relevant Subsidiary Guarantor any legal process received by the undersigned in its capacity as process agent.

              As process agent, the undersigned, and its successor or successors, agree to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations under Section 13.08 of the Credit Agreement or Section 21 of the Subsidiary Guaranty.



                                              Very truly yours,

                                              CT CORPORATION SYSTEM


                                              By
                                                --------------------------------
                                                Title:

                                                                       EXHIBIT L




                     FORM OF OFFICER'S SOLVENCY CERTIFICATE



To the Agents and each of the Banks party to the Credit Agreement referred to below:


              I, the undersigned, the Chief Executive Officer of Atrium Companies, Inc., a Delaware corporation (the "Borrower"), does hereby certify on behalf of the Borrower that:

              1.  This Certificate is furnished to the Banks pursuant to
Section 5.16 of the Credit Agreement, dated as of November __, 1996, among Atrium Corporation, a Delaware corporation ("Holdings"), the Borrower, various banks from time to time party thereto (the "Banks") and Bankers Trust Company, as Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

              2. For purposes of this Certificate, the terms below shall have the following definitions:

       (a)    "Fair Value"

              The amount at which the assets, in their entirety, of each of Holdings and its Subsidiaries taken as a whole and of the Borrower on a stand-alone basis, as the case may be, would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

       (b)    "Present Fair Salable Value"

              The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of each of Holdings and its Subsidiaries taken as a whole and of the Borrower on a stand-alone basis, as the case may be, are sold with reasonable promptness in an arm's-length transaction under present conditions for the sale of comparable business enterprises.

       (c)    "New Financing"

              The Indebtedness incurred or to be incurred by Holdings, the Borrower and their respective Subsidiaries under the Credit Documents (assuming the full utilization by the Borrower of the Commitments under the Credit Agreement) and all other financings contemplated by the Documents in each case after giving effect to the Transaction and the incurrence of all financings in connection therewith.

       (d)    "Stated Liabilities"

              The recorded liabilities (including contingent liabilities that would be recorded in accordance with generally accepted accounting principles ("GAAP")) of each of Holdings and its Subsidiaries taken as a whole and of the Borrower on a stand-alone basis, as the case may be, as of the date hereof after giving effect to the consummation of the Transaction, determined in accordance with GAAP consistently applied, together with the amount of all New Financing.

       (e)    "Identified Contingent Liabilities"

              The maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of each of Holdings and its Subsidiaries taken as a whole and of the Borrower on a stand-alone basis, as the case may be, after giving effect to the Transaction (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Borrower or that have been identified as such by an officer of the Borrower.

       (f) "Will be able to pay its Stated Liabilities, including Identified Contingent Liabilities, as they mature"

              For the period from the date hereof through the stated maturity of all New Financing, each of Holdings and its Subsidiaries taken as a whole and of the Borrower on a stand-alone basis, as the case may be, will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

       (g)    "Does not have Unreasonably Small Capital"

              For the period from the date hereof through the stated maturity of all New Financing, each of Holdings and its Subsidiaries taken as a whole and of the Borrower on a stand-alone basis, as the case may be, after consummation of the Transaction and all

              Indebtedness (including the Loans and Letters of Credit) being incurred or assumed and Liens created by Holdings, the Borrower and their respective Subsidiaries in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern.

              3. For purposes of this Certificate, I, or officers of the Borrower or of Holdings under my direction and supervision, have performed the following procedures as of and for the periods set forth below:

       (a) have reviewed the financial statements of Holdings and its Subsidiaries referred to in Section 7.05(a) of the Credit Agreement.

       (b) have reviewed the unaudited pro forma consolidated balance sheets of Holdings and its Subsidiaries referred to in Section 5.17(a) of the Credit Agreement.

       (c) have made inquiries of certain officials of Holdings and its Subsidiaries who have responsibility for financial and accounting matters regarding (i) the existence and amount of Identified Contingent Liabilities associated with the business of Holdings and its Subsidiaries, (ii) whether the unaudited pro forma consolidated balance sheets referred to in paragraph (b) above are in conformity with GAAP consistently applied and (iii) whether omitted notes to the unaudited consolidated financial statements delivered pursuant to Section 7.05(a) of the Credit Agreement would have disclosed any new information, except to update amounts included in the notes to the December 31, 1995 audited consolidated financial statements.

       (d) have knowledge of and have reviewed to my satisfaction the Credit Documents and the other Documents, and the respective Schedules and Exhibits thereto.

       (e)    With respect to Identified Contingent Liabilities, have:

              1. inquired of certain officials of Holdings and its Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities associated with the business of Holdings and its Subsidiaries;

              2. confirmed with officers of Holdings and its Subsidiaries that, to the best of such officers' knowledge, (i) all appropriate items were included in Stated Liabilities or Identified Contingent Liabilities and that (ii) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof; and

              3. to the best of my knowledge, all material Identified Contingent Liabilities that may arise from any pending litigation, asserted claims and assessments, guarantees, uninsured risks and other Identified Contingent Liabilities of Holdings and its Subsidiaries (exclusive of such Identified Contingent Liabilities to the extent reflected in Stated Liabilities) (after giving effect to the Transaction) have been considered in making the certification set forth in paragraph 4 below, and with respect to each such Identified Contingent Liability the estimable maximum amount of liability with respect thereto was used in making such certification.

       (f) have had the Projections relating to Holdings and its Subsidiaries which have been previously delivered to the Banks, prepared under my direction, and have re-examined the Projections on the date hereof and considered the effect thereon of any changes since the date of the preparation thereof on the results projected therein. After such review, I hereby certify that in my opinion the Projections are reasonable and attainable and the Projections support the conclusions contained in paragraph 4 below.

       (g) have made inquiries of certain officers of Holdings and its Subsidiaries who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause Holdings and its Subsidiaries taken as a whole or the Borrower on a stand-alone basis, as the case may be, after giving effect to the consummation of the Transaction and the related financing transactions (including the incurrence of the New Financing), to
              (i) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Identified Contingent Liabilities; (ii) have Unreasonably Small Capital; or
              (iii) not be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

              4. Based on and subject to the foregoing, I hereby certify on behalf of the Borrower that, after giving effect to the consummation of the Transaction and the related financing transactions (including the incurrence of the New Financing), it is my opinion that (i) the Fair Value and Present Fair Salable Value of the assets of each of Holdings and its Subsidiaries taken as a whole and of the Borrower on a stand-alone basis, as the case may be, exceed their respective Stated Liabilities and Identified Contingent Liabilities; (ii) each of Holdings and its Subsidiaries taken as a whole and of the Borrower on a stand-alone basis, as the case may be, does not have Unreasonably Small Capital; and (iii) each of Holdings and its Subsidiaries taken as a whole and of the Borrower on a stand-alone basis, as the case may be, will be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

              IN WITNESS WHEREOF, I have hereto set my hand this ___ day of November, 1996.



                                   ATRIUM COMPANIES, INC.


                                   -----------------------------------------
                                   Name:
                                   Title:  Chief Executive Officer

                                                                       EXHIBIT M




                           FORM OF INTERCOMPANY NOTE


                                                              New York, New York
                                                            ___________ __, 19__


              FOR VALUE RECEIVED, [NAME OF PAYOR] (the "Borrower"), hereby promises to pay on demand to the order of [NAME OF PAYEE] or its assigns (the "Payee"), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as the Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by the Payee to the Borrower.

              The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at such rate per annum as shall be agreed upon from time to time by the Borrower and Payee.

              Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the Borrower, the unpaid principal amount hereof shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with the Intercompany Note.

              This Intercompany Note evidences certain permitted intercompany Indebtedness referred to in Section 9.05(v) of the Credit Agreement, dated as of November __, 1996 among Atrium Corporation, Atrium Companies, Inc., various Banks and Bankers Trust Company, as Agent (as amended, restated, supplemented or otherwise modified or from time to time, the "Credit Agreement") and is subject to the terms thereof, and shall be pledged by the Payee pursuant to the Security Documents (as defined in the Credit Agreement). The Borrower hereby acknowledges and agrees that the Collateral Agent pursuant to and as defined in the Security Documents, as in effect from time to time, may exercise all rights provided therein with respect to this Note.

              The Payee is hereby authorized to record all loans and advances made by it to the Borrower (all of which shall be evidenced by this Intercompany Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

                                                                       EXHIBIT M
                                                                          Page 2




              All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

              The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Intercompany Note.

              THIS INTERCOMPANY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.



                                           [NAME OF PAYOR]


                                           By
                                             -----------------------------------
                                             Title:


[NAME OF PAYEE]


By
  ------------------------------
  Title:



Pay to the order of


--------------------------------

                                                                       EXHIBIT N




                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT




                                                           Date __________, 19__


              Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. ___________ (the "Assignor") and __________ (the "Assignee") hereby agree as follows:

              1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the Assigned Share of the Total Revolving Loan Commitment and of any outstanding Revolving Loans and Letters of Credit. After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment will be as set forth in Item 4 of Annex I hereto.

              2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

              3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and

                                                                       EXHIBIT N
                                                                          Page 2




such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) confirms that it is an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank[; and (vi) to the extent legally entitled to do so, attaches the forms described in Section 13.04(b) of the Credit Agreement](1/).

              4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee and the receipt of the consent of the Agent and the Borrower to the extent required by Section 13.04(b) of the Credit Agreement and receipt by the Agent of the administrative fee referred to in such Section 13.04(b), unless otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

              5. Upon the delivery of a fully executed original hereof to the Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

              6. It is agreed that the Assignee shall be entitled to (i) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I; (ii) all Commitment Commission (if applicable) on the Assigned Share of the Total Revolving Loan Commitment (if not theretofore terminated) at the rate specified in Item 7 of Annex I hereto; and (iii) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if





--------------------

(1/) Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

                                                                       EXHIBIT N
                                                                          Page 3




applicable, Commitment Commission and Letter of Credit Fees to be paid by the Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

              7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                                                       EXHIBIT N
                                                                          Page 4




              IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.


Accepted this _____ day                   [NAME OF ASSIGNOR],
of _______, 19__                             as Assignor


                                          By
                                            ------------------------------------
                                            Title:


                                          [NAME OF ASSIGNEE],
                                            as Assignee


                                          By
                                            ------------------------------------
                                            Title:


Acknowledged and Agreed:

BANKERS TRUST COMPANY, as Agent


By
  --------------------------------
   Title:(2/)





--------------------

(2/) The consent of Bankers Trust Company is required for assignments pursuant to Section 13.04(b)(ii) of the Credit Agreement.

                 ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    ANNEX I


1.     Borrower: Atrium Companies, Inc.


2.     Name and Date of Credit Agreement:

       Credit Agreement, dated as of November __, 1996, among Atrium Corporation, Atrium Companies, Inc., various Banks party thereto from time to time and Bankers Trust Company, as Agent, as amended to the date hereof.


3.     Date of Assignment Agreement:


4.     Amounts (as of date of Item #3 above):




=====================================
                     Revolving Loan
                     Commitment
-------------------------------------
  a.   Aggregate     $___________
       Amount for
       all Banks
-------------------------------------
  b.   Assigned      _______%
       Share
-------------------------------------
  c.   Amount of     $__________
       Assigned
       Share
=====================================


5.     Settlement Date:


6.     Rate of Interest            As set forth in Section 1.08

                                                                         Annex I
                                                                          Page 2




       to the Assignee:            of the Credit Agreement (unless otherwise
                                   agreed to by the Assignor and the
                                   Assignee)(3/)

7.     Commitment Commission:      As set forth in Sections 3.01(a) (unless
                                   otherwise agreed to by the Assignor and the Assignee)(4/)

8.     Letter of Credit Fees       As set forth in Section 3.01(b)
       to the Assignee:            of the Credit Agreement (unless otherwise
                                   agreed to by the Assignor and the
                                   Assignee)(5/)

9.     Notice:

          ASSIGNOR:


             ---------------------

             ---------------------

             ---------------------

             ---------------------
             Attention:
             Telephone:
             Telecopier:
             Reference:




--------------------

(3/)   Atrium Companies, Inc. and the Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.

(4/) Atrium Companies, Inc. and the Agent shall direct the entire amount of the Commitment Commission to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Commitment Commission through payment by the Assignee to the Assignor.

(5/) Atrium Companies, Inc. and the Agent shall direct the entire amount of the Letter of Credit Fees to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Letter of Credit Fees through payment by the Assignee to the Assignor.

                                                                         Annex I
                                                                          Page 3





          ASSIGNEE:

             ---------------------

             ---------------------

             ---------------------

             ---------------------
             Attention:
             Telephone:
             Telecopier:
             Reference:

       Payment Instructions:

          ASSIGNOR:

             ---------------------

             ---------------------

             ---------------------

             ---------------------
             Attention:
             Reference:

          ASSIGNEE:

             ---------------------

             ---------------------

             ---------------------

             ---------------------
             Attention:
             Reference:


Accepted and Agreed:

[NAME OF ASSIGNEE]                         [NAME OF ASSIGNOR]


By                                         By
  -----------------------------              -----------------------------


  -----------------------------              -----------------------------
  (Print Name and Title)                     (Print Name and Title)